UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Catamaran Corporation
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CATAMARAN CORPORATION
NOTICE OF MEETING AND
PROXY CIRCULAR AND PROXY STATEMENT

April 1, 2014

Annual and Special Meeting of Shareholders

To Be Held
May 13, 2014

CATAMARAN CORPORATION
1600 McConnor Parkway
Schaumburg, Illinois, 60173-6801

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the “Meeting”) of shareholders of Catamaran Corporation (the “Company” or “Catamaran”) will be held at the St. Andrew's Club & Conference Centre, 150 King Street West, 16th Floor, Toronto, ON M5H 1J9 on May 13, 2014 at 11:00 a.m. local time for the following purposes:

(a)	to receive the Annual Report of the Company which contains the consolidated financial statements of the Company for the fiscal year ended December 31, 2013 and the report of the auditors thereon;

(b)	to elect the nine director nominees named in the accompanying Proxy Circular and Proxy Statement;

(c)	to consider and approve the amendment and restatement of the Catamaran Corporation Incentive Plan;

(d)	to consider and approve the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan;

(e)	to approve on an advisory basis named executive officer compensation, as disclosed in this Proxy Circular and Proxy Statement;

(f)	to appoint auditors and to authorize the directors to fix the auditors' remuneration and terms of engagement; and

(g)	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The directors of the Company have fixed the close of business on March 24, 2014 as the record date for the determination of the shareholders of the Company entitled to receive notice of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2014.

The Company has elected to use the notice-and-access provisions under Securities and Exchange Commission ("SEC") notice-and-access provisions, National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102") and National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“Notice and Access”) for distribution of the Meeting materials to shareholders. Notice and Access is a set of rules that allows an issuer to post electronic versions of its proxy-related materials (including posting the materials with the SEC and on SEDAR) rather than mailing paper copies to shareholders.

The Proxy Circular and Proxy Statement and 2013 annual report to shareholders are available free of charge at www.proxydocs.com/catamaran and under Catamaran’s profile on SEDAR at www.sedar.com. Any shareholder who wishes to receive a paper copy of the Proxy Circular and Proxy Statement should call the following toll-free number 866-648-8133 or email paper@investorelections.com. A shareholder may also use the toll-free number to obtain additional information about how Notice and Access works. Shareholders should make their request for paper copies by April 29, 2014 in order to allow sufficient time for shareholders to receive and review the Proxy Circular and Proxy Statement and return the proxy form or voting instruction form prior to the proxy deadline.

DATED at Schaumburg, Illinois, as of April 1, 2014.

BY ORDER OF THE BOARD
/s/ Clifford Berman

Clifford Berman
Senior Vice President,
General Counsel and Corporate Secretary

This Proxy Circular and Proxy Statement is being issued on behalf of management and the Board of Directors in connection with the Meeting scheduled for May 13, 2014. This Proxy Circular and Proxy Statement and accompanying proxy card are first being made available to shareholders on or about April 1, 2014. The terms “we,” “our,” and “the Company” throughout this Proxy Circular and Proxy Statement refer to Catamaran, and not the Board of Directors, or any of the Board of Directors' committees.

Shareholders who are unable to attend the Meeting in person and who wish to ensure that their shares are voted at the Meeting, are requested to vote via the Internet, telephone or by requesting a proxy card to complete, sign, date and return by mail as instructed in the Proxy Card.

All instruments appointing proxies to be used at the Meeting or at any adjournments or postponements thereof must be deposited with the Company's proxy tabulator, Mediant Communications LLC, at least two business days prior to the commencement of the Meeting or any adjournments or postponements thereof or with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournments or postponements thereof.

PROXY CIRCULAR AND PROXY STATEMENT

CATAMARAN CORPORATION
PROXY CIRCULAR AND PROXY STATEMENT
SOLICITATION OF PROXIES
April 1, 2014

This Proxy Circular and Proxy Statement is furnished in connection with the solicitation of proxies by management (“Management”) and the Board of Directors (the “Board of Directors” or “Board”) of Catamaran Corporation (the “Company,” “Catamaran,” “we,” “our” and “us”) for use at the Annual and Special Meeting of Shareholders (the “Meeting”) of the Company to be held on May 13, 2014 at the time and place and for the purposes set forth in the Notice of Annual and Special Meeting of Shareholders (“Notice of Meeting”).

In accordance with rules and regulations of the SEC and the Ontario Securities Commission and the order of the Yukon Superintendent of Securities dated March 10, 2014 granted pursuant to the provisions of section 153 of the Business Corporations Act (Yukon) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, we furnish proxy materials, which include this Proxy Circular and Proxy Statement and the accompanying Proxy Card, Notice of Meeting and our Annual Report to Shareholders, to our shareholders over the Internet, unless otherwise instructed by the shareholder. The Notice of Internet Availability of Proxy Materials and this Proxy Circular and Proxy Statement under “Important Notice Regarding the Availability of Proxy Materials” below instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials and the Proxy Card also instruct you as to how you may submit your proxy on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials was first mailed on or before April 1, 2014 to all shareholders of record as of March 24, 2014 (the “Record Date”). The only voting securities of the Company are the common shares of the Company, no par value per share (the “common shares”), of which there were 206,839,277 shares outstanding as of the Record Date.

The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. The Company will also reimburse the reasonable costs incurred by persons who are the registered but not beneficial owners of common shares (such as brokers, dealers and other registrants under applicable securities law and nominees and custodians) in sending or delivering copies of the proxy materials to the beneficial owners of common shares that are registered in the names of such persons. Payments will be made upon receipt of an appropriate invoice. The Company will furnish to such persons, upon request to the Company's Secretary, at the U.S. corporate headquarters of the Company, 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801, (Tel. 800-282-3232) or the registered office of the Company, 204 Black Street, Suite 300, Whitehorse, Yukon Territory, Canada, Y1A 2M9 (Tel. 867-668-5252) and without additional cost, additional copies of the proxy materials. Proxies also may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. Although Catamaran has not currently engaged a proxy solicitor in connection with the Meeting, Catamaran may elect to do so and, in such case, would pay a customary fee for these services.

Unless otherwise indicated, all dollar amounts in this document are in United States dollars. On September 6, 2012, the Company announced a two-for-one stock split effected by a stock dividend on the issued and outstanding common shares of the Company. On October 1, 2012, shareholders of record at the close of business on September 20, 2012 were issued one additional common share for each share owned as of that date. All share and per share data presented in this Proxy Circular and Proxy Statement have been adjusted to reflect this stock split. The information contained herein is provided as of April 1, 2014, unless otherwise noted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS

The Company has elected to use the notice-and-access provisions (the "Notice-and-Access Provisions") for the Meeting. Notice-and-Access Provisions means provisions concerning the delivery of proxy-related materials to shareholders under the SEC notice-and-access rules and in National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102"), in the case of registered shareholders, and National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101"), in the case of Non-Registered Holders (as defined below).The Notice-and-Access Provisions are a mechanism which allows reporting issuers other than investment funds to choose to deliver proxy-related materials to registered holders and beneficial owners of securities by posting such materials on a website rather than delivering such materials by mail provided that the conditions of NI 51-102 and NI 54-101 are met.

The Company's Proxy Circular and Proxy Statement and Annual Report to Shareholders for registered holders and beneficial owners are available for viewing at www.proxydocs.com/catamaran.We will send, free of charge, to any shareholder who requests by calling the following toll-free number 866-648-8133, by emailing paper@investorelections.com or online at www.investorelections.com/catamaran a paper copy of this Proxy Circular and Proxy Statement by prepaid mail, courier or the equivalent at the address specified in the request. In the case of a request received prior to the date of the Meeting, the material will be sent no later than three business days after receiving the request, and in the case of a request received on or after the date of the Meeting, and within one year of the Proxy Circular and Proxy Statement being filed, within 10 calendar days after receiving the request.

The Company will not rely upon the use of 'stratification'. Stratification involves an issuer using Notice and Access for delivery of documents to certain shareholders, while delivering paper copies in the usual manner to other shareholders. Catamaran is employing Notice and Access for the Meeting in respect of all its shareholders. No shareholder will receive a paper copy of this Proxy Circular and Proxy Statement unless one is specifically requested.

PROXIES AND VOTING

Shareholders who are unable to attend the Meeting in person and who wish to have their common shares voted at the Meeting are requested to vote via the Internet or telephone or by requesting a Proxy Card to complete, sign, date and return by mail. Proxies must be deposited (i) with the Company's proxy tabulator, Mediant Communications LLC, at least two business days prior to the commencement of the Meeting or any adjournments or postponements thereof, or (ii) with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournments or postponements thereof, in order for the common shares represented thereby to be voted at the Meeting or any adjournments or postponements thereof.

The common shares represented by any proxy will be voted for, against or withheld from voting with respect to the matters described herein in accordance with the instructions provided by the shareholder or any ballot that may be called for and if a shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. In the absence of any specification, such proxies will be voted FOR the election of directors, FOR the approval of the amendment and restatement of the Catamaran Corporation Incentive Plan, FOR the approval of the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan, FOR the approval of the resolution to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in this Proxy Circular and Proxy Statement, and FOR the appointment of auditors.

The form of proxy also confers discretionary authority upon the persons named therein with respect to amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting. The Company knows of no other matters to come before the Meeting other than matters referred to in the Notice of Meeting. If any matters which are not now known should properly come before the Meeting or if any amendments or variations to the matters referred to in the Notice of Meeting are presented for consideration at the Meeting, the forms of proxy will be voted on such matters, amendments and variations in accordance with the best judgment of the person voting the proxy.

A shareholder has the right to appoint a person (who need not be a shareholder) as proxy holder to attend and act on his or her behalf at the Meeting other than the representatives of Management and the Board of Directors designated in the form of proxy. The shareholder may exercise this right by inserting the name of the nominee in the space provided in the form of proxy or may complete another appropriate form of proxy, and in each case delivering the completed proxy in the manner set forth above.

Voting Procedures

A shareholder may vote “FOR” or “WITHHOLD” his or her vote relating to the election of a director or the appointment of the independent registered accounting firm. In the case of the votes for the approval of the amendment and restatement of Catamaran Corporation Incentive Plan, the approval of the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan and the approval, on an advisory basis, of the compensation of the Company's named executive officers, as described in this Proxy Circular and Proxy Statement, proxies may be marked “FOR” or “AGAINST.” By a non-binding advisory vote, a shareholder may (i) vote to approve the Company's executive compensation program, (ii) vote against the Company's executive compensation program or (iii) abstain from voting on the matter. Your shares will be voted as you instruct via the telephone or Internet voting procedure described on the Proxy Card or the Notice of Internet Availability of Proxy Materials, or as you specify on your Proxy Card(s) if you elect to vote by mail.

Brokers who are registered shareholders owning shares on behalf of beneficial owners are required under stock exchange rules to obtain the instructions of beneficial owners before casting a vote on certain matters. In the absence of such instructions, the broker may not vote the shares on such matters, and such a situation is referred to as a “broker non-vote.” Broker non-votes are not treated as votes cast for purposes of these matters and will not have any impact on the outcome. It is expected that brokers will lack discretionary voting authority with respect to the election of directors and the proposals regarding the amendment and restatement of Catamaran Corporation Incentive Plan, the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan and the non-binding advisory vote on executive compensation, but will not lack discretionary voting authority with respect to the proposal regarding the appointment of the independent registered public accountants.

For purposes of the shareholder vote, an abstention, which occurs when a shareholder attends the Meeting, either in person or by proxy, but abstains from voting, will have the same effect as voting against the proposals regarding the amendment and restatement of the Catamaran Corporation Incentive Plan, the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan and the non-binding advisory vote on executive compensation.

Quorum Requirement

The required quorum for the transaction of business at the Meeting is at least two persons present in person and representing in their own right, or by proxy, or as a duly authorized representative of any registered shareholder that is a body corporate or other legal entity, at least 33 1/3% of the Company's outstanding common shares entitled to vote at the Meeting. Common shares represented by proxies marked “WITHHOLD” or “ABSTAIN” and proxies returned as broker “non-votes” will be considered present for quorum purposes.

NON-REGISTERED HOLDERS

Only registered holders of common shares of the Company or the person(s) they appoint as their proxy holder are permitted to vote at the Meeting. However, in many cases, common shares of the Company beneficially owned by a holder are not registered in the name of the holder (a “Non-Registered Holder”) but are rather registered either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the common shares or (b) in the name of a clearing agency (such as The Depository Trust Company or The Canadian Depository for Securities Limited) of which the Intermediary is a participant (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP's, RRIF's, RESP's and similar plans). In accordance with applicable securities laws, the Company has distributed copies of the Notice of Internet Availability of Proxy Materials to the clearing agencies and Intermediaries for further distribution to Non-Registered Holders. Intermediaries are required to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders.

If you are a Non-Registered Holder, and elect to vote via telephone or the Internet, your vote will be submitted to the Intermediary that holds your common shares. If you request paper Proxy Cards and elect to vote by mail, you will return your executed Proxy Card to your Intermediary. Shortly before the Meeting, each Intermediary totals the votes submitted by telephone, Internet or mail by the beneficial owners for whom it holds common shares, and submits a Proxy Card reflecting the aggregate votes of such beneficial owners. If you are Non-Registered Holder and wish to vote in person at the Meeting (or have another person attend and vote on your behalf), you must obtain a legal proxy issued in your name from the Intermediary that holds your common shares and bring such proxy to the Meeting and present it to the scrutineers of election with your ballot to be able to vote at the Meeting.

REVOCATION OF PROXIES

Any shareholder who has given a proxy may revoke it by (i) timely delivering a written revocation delivered to the Corporate Secretary, (ii) timely submission of another valid proxy bearing a later date (including through any alternative voting procedure described on the Notice of Internet Availability of Proxy Materials or Proxy Card), (iii) attending the Meeting and giving the scrutineers for the Meeting notice that you intend to vote your shares in person or (iv) any other manner permitted by law. If your shares are held by an Intermediary, you must contact your Intermediary in order to revoke your proxy. You may notify the Corporate Secretary of your revocation, by depositing an instrument in writing executed by you or your attorney authorized in writing at the U.S. corporate headquarters of the Company, 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801, (Tel. 800-282-3232) or the registered office of the Company, 204 Black Street, Suite 300, Whitehorse, Yukon Territory, Canada, Y1A 2M9, (Tel. 867-668-5252), to the attention of the Corporate Secretary, at least three business days preceding the day of the Meeting or any adjournments or postponements thereof.

SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2015 ANNUAL MEETING

If you want to propose a matter for a vote by the Company's shareholders at the Company's 2015 Annual Meeting of Shareholders, you must send your proposal to the Company's Secretary at the following address: 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801. For proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company may omit your proposal from next year's Proxy Circular and Proxy Statement under applicable United States securities laws if it is not received by the Company's Secretary at the address noted above by December 3, 2014. For shareholder proposals submitted pursuant to section 138 of the Business Corporations Act (Yukon), the Company may omit your proposal from next year's Proxy Circular and Proxy Statement under applicable Yukon corporate law if, among other things, it is not received by the Company's Corporate Secretary at the address noted above by February 10, 2015.

FINANCIAL STATEMENTS AND AUDITORS' REPORTS

At the Meeting, we will submit to you the Company's consolidated financial statements for the year ended December 31, 2013 and the related report of our auditors. No vote will be taken regarding the financial statements.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

As of the close of business on March 24, 2014, Catamaran had 206,839,277 common shares outstanding. Each holder of common shares is entitled to one vote for each common share registered in such holder's name as at the close of business on the Record Date.

In accordance with the Business Corporations Act (Yukon), if a shareholder transfers ownership of any of their common shares after the Record Date, the transferee may be entitled to vote the common shares at the Meeting. To gain entitlement to vote those common shares, the transferee must produce properly endorsed common share certificates or otherwise establish that the transferee owns the common shares, and must demand not later than 10 days before the Meeting, that the transferee's name be included in the list of shareholders before the Meeting.

The following tables set forth certain information, as of March 24, 2014, concerning the persons or entities known to us to be beneficial owners of or exercise control or direction , directly or indirectly, over more than 5% of the common shares directly or indirectly as well as the number of common shares that our directors and executive officers directly or indirectly own. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all common shares beneficially owned set forth opposite their name. Percentage ownership is based on an aggregate of 206,839,277 common shares outstanding on March 24, 2014. Unless otherwise indicated, the business address of each shareholder listed below is Catamaran Corporation, 1600 McConnor Parkway, Schaumburg, Illinois, 60173-6801.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned, Controlled or Directed	Percentage of Class Beneficially Owned, Controlled, or Directed
BlackRock Inc. (1)	Common Shares	13,452,167	6.5%
40 E 52nd Street, New York, NY, 10022

(1) This information is based upon the Schedule 13G/A filed by BlackRock Inc. with the SEC on February 3, 2014. BlackRock Inc. has reported therein that it has sole voting power over 11,067,574 common shares, which are included in its 13,452,167 common shares over which it retains sole dispositive power.

Name of Beneficial Owner	Title of Class	Shares	Aggregate Stock Option Grants Exercisable within 60 Days of March 24, 2014	Aggregate Restricted Stock Units that Vest within 60 Days of March 24, 2014	Total Shares Beneficially Owned	Total Percentage of Class
Peter J. Bensen	Common Shares	16,870	—	—	16,870	*
Steven D. Cosler	Common Shares	40,355	2,500	—	42,855	*
William J. Davis	Common Shares	49,320	—	—	49,320	*
Steven B. Epstein	Common Shares	4,244	—	—	4,244	*
Betsy Holden	Common Shares	2,088	—	—	2,088	*
Karen Katen	Common Shares	4,088	—	—	4,088	*
Harry M. Kraemer	Common Shares	22,932	—	—	22,932	*
Anthony R. Masso	Common Shares	50,108	—	—	50,108	*
Mark Thierer	Common Shares	266,405	145,941	—	412,346	*
Jeffrey Park	Common Shares	89,889	46,936	—	136,825	*
John Romza	Common Shares	205,851	101,240	—	307,091	*
Joel Saban	Common Shares	32,888	82,252	—	115,140	*
Cliff Berman	Common Shares	22,306	9,563	—	31,869	*
Michael Shapiro	Common Shares	1,511	8,605	—	10,116	*
All executive officers and directors as a group as of March 24, 2014 (14 persons)	Common Shares	808,855	397,037	—	1,205,892	*

* Less than 1% owned.

MATTERS TO BE ACTED UPON AT THE MEETING

1.    Election of Directors

The articles of the Company provide that the Company shall have a minimum of six and a maximum of ten directors. The number of directors is currently set at nine. The directors elected at the Meeting will hold office until the close of the next annual meeting or until their successors are elected or appointed, whichever occurs first. The present term of office of each director of the Company will expire immediately prior to the election of directors at the Meeting.

Pursuant to Yukon corporate law and the related regulations, there is in effect a plurality vote standard for the election of directors to the Board, as the nine director nominees with the greatest number of votes cast ''FOR'' their election, even if less than a majority of the total number of votes cast, will be elected. As there are nine nominees identified below and the Company's Board size has been set at nine, all of the nominees identified below will be elected to the Board unless additional nominees are proposed and one or more of such additional nominees receives a greater number of votes than one or more of the nominees identified below. The results of the election of directors at the Meeting will be determined and certified by the scrutineers for the Meeting. With respect to Mr. Thierer, his employment agreement provides that he will be nominated for election as a director at each annual meeting of shareholders during the period he serves as Chief Executive Officer of the Company.

The Company has not adopted a majority voting policy with respect to uncontested elections of directors. A majority voting policy generally provides that a director who has received a majority of withhold votes must tender his or her resignation immediately after the meeting, to be effective upon acceptance of the Board of Directors. Catamaran shareholders have a history of electing, by a plurality, strong and independent Boards. At each of the last three annual meetings of shareholders, each of the director nominees has been elected with less than 5% of withhold votes. As a result, the outcome of director elections in these years would not have been any different under a majority voting policy. The Board believes that the votes over this period reflect our shareholders' confidence in the Board and in the strong corporate governance protections the Board has implemented. On February 13, 2014, the Toronto Stock Exchange ("TSX") approved amendments to the TSX Company Manual that will require TSX listed issuers to adopt majority voting policies. Such amendments will take effect on June 30, 2014. Accordingly, the Company will comply with these amendments by its 2015 annual shareholders meeting.

A shareholder may (i) vote for the election of a nominee or (ii) withhold his or her vote for the election of a nominee. Your shares will be voted as you instruct via the telephone or Internet voting procedure described on the Proxy Card or the Notice of Internet Availability of Proxy Materials, or as you specify on your Proxy Card(s) if you elect to vote by mail. If you sign, date and return the Proxy Card without specifying how you want your shares voted, they will be voted for the election of the director nominees. If unforeseen circumstances (such as death or disability) require the Board of Directors to substitute another person for any of the director nominees, your shares will be voted for that other person.

The following table, the notes thereto and the professional biographies immediately following such table set forth, among other things, the names and respective municipalities of residence of the persons proposed to be nominated for election as directors, their principal occupations, all positions and offices with the Company presently held by them and the date on which they were first elected or appointed as directors. The professional biography of each of the directors also contains information regarding some of the experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a director of the Company. In addition to the individual experiences and attributes of each of the directors described in the following professional biographies, the Company highly values the collective experience, qualifications, and perspectives of the directors. We believe that the collective experiences, qualifications and perspectives of our directors results in a Board with the commitment and energy to advance the interests of our shareholders.

Name	State or Province and Country of Residence	Principal Occupation	Date First Became a Director
Mark A. Thierer (1)	Barrington, IL, USA	Chairman and Chief Executive Officer of the Company	January 27, 2006
Steven D Cosler (2)(3)	Winter Park, FL, USA	Operating Partner, Water Street Healthcare Partners	August 1, 2007
Peter J. Bensen (5)	Downers Grove, IL, USA	Corporate Executive Vice President and Chief Financial Officer, McDonald's Corporation	December 14, 2011
William J. Davis (4)	Bexley, OH, USA	Chief Financial Officer, Blackboard Inc.	January 23, 2007
Steven B. Epstein (3)	Potomac, MD, USA	Founder, Epstein Becker & Green, P.C	August 31, 2012
Betsy D. Holden (3)(4)	Winnetka, IL, USA	Senior Advisor, McKinsey & Company	December 10, 2012
Karen L. Katen (5)	New York, NY, USA	Senior Advisor, Essex Woodlands	December 10, 2012
Harry M. Kraemer (4)	Wilmette, IL, USA	Executive Partner, Madison Dearborn Partners	July 9, 2012
Anthony Masso (5)	Royal Oak, MD, USA	Independent Consultant	September 17, 2007

Notes:

(1)	Chairman of the Board of Directors.

(2)	Lead Independent Director of the Board of Directors.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	Member of the Audit Committee.

(5)	Member of the Compensation Committee.

Mark A. Thierer, 54, has been a director since January 2006. Effective March 9, 2011, Mr. Thierer assumed his current role of Chairman and Chief Executive Officer ("CEO") of the Company. Previously, Mr. Thierer served as the President and Chief Operating Officer of the Company from September 2006 through June 2008 and President and CEO of the Company from June 30, 2008 through March 8, 2011. Prior thereto, Mr. Thierer was the President of Physicians Interactive, a former division of Allscripts Healthcare Solutions, Inc. ("Allscripts") (NASDAQ: MDRX), which provided online clinical education programs, from 2003 to 2006. Prior to Allscripts, Mr. Thierer spent ten years with CaremarkRx, now CVS/Caremark, where he was a corporate officer and key executive in helping to build Caremark into a pharmacy benefits manager and specialty pharmacy company. In his most recent capacity at Caremark, Mr. Thierer served as the Senior Vice President, New Ventures, responsible for developing Caremark's growth strategy. Prior to that role, Mr. Thierer managed Caremark's retail network operations, trade relations, specialty pharmacy, marketing, field operations, and corporate account functions. Prior to Caremark, Mr. Thierer spent ten years with IBM, managing sales of healthcare information management solutions. Mr. Thierer holds a Bachelor's degree in Finance from the University of Minnesota and a M.B.A. in Marketing from Nova Southeastern University in Florida. He also holds the designation of CEBS (Certified Employee Benefits Specialist) from The Wharton School. Mr. Thierer is an active member of numerous industry associations and serves on the Board of Directors of Discover Financial Services, Inc. (NYSE: DFS). Mr. Thierer is also an advisor to the Jeffrey Pride Foundation for Pediatric Cancer Research.

The Board concluded that Mr. Thierer should continue to serve as a director of the Company because of his understanding of the operations of the Company and the industry in which it operates in part due to his role as the Company's Chairman and CEO and his many years of healthcare related experience.

Steven D. Cosler, 58, has been a director since August 2007, and was appointed Lead Independent Director on March 9, 2011. Mr. Cosler is currently an Operating Partner at Water Street Healthcare Partners (“Water Street”), a Chicago-based private-equity firm focused exclusively on the healthcare industry. Mr. Cosler joined Water Street in 2006 and prior to that was President and Chief Executive Officer of Priority Healthcare Corporation (“Priority”), a publicly held specialty pharmacy and distributor that was acquired by Express Scripts in October 2005. Mr. Cosler was employed by Priority from 1996 to 2005, where he held a number of increasingly senior roles, culminating in his appointment as President and Chief Operating Officer in 2001, and President and CEO in 2002, a position he retained until the acquisition. Before joining Priority, Mr. Cosler held leadership positions at Coresource, Inc., a third party administrator managing healthcare services, and at IBM. From 2004 to 2010, Mr. Cosler served on the board of Claymore Securities, a privately held company. Mr. Cosler currently sits on the board of several privately held healthcare companies including Healthplan Holdings, Access Mediquip, Inc. and New Century Health. He is a graduate of Purdue University with a Bachelor's degree in Industrial Management.

The Board concluded that Mr. Cosler should continue to serve as a director of the Company in part due to his familiarity with the healthcare industry, given his experience in private equity investing in, acquiring and selling healthcare companies and as a former executive of a public specialty pharmacy and distribution company.

Peter J. Bensen, 51, has been a director since December 2011 and he currently serves as Corporate Executive Vice President and Chief Financial Officer of McDonald's Corporation (“McDonald's”) (NYSE: MCD), a franchisor and operator of McDonald's restaurants in the global restaurant industry, a position he has held since January 2008. Mr. Bensen has been a senior member of the financial team at McDonald's since 1996, including serving as Corporate Senior Vice President-Controller from April 2007 through December 2007 and Corporate Vice President-Assistant Controller from February 2002 through March 2007. Prior to joining McDonald's, Mr. Bensen was a senior manager at Ernst & Young. Mr. Bensen is a member of the Board of Trustees for the John G. Shedd Aquarium. He is a graduate of St. Joseph's College with a Bachelor's degree in Accounting.

The Board concluded that Mr. Bensen should continue to serve as a director of the Company in part due to his finance skills and experience as an executive of a large multi-national corporation.

William J. Davis, 46, has been a director since January 2007. Mr. Davis is currently the Chief Financial Officer, or CFO, of Blackboard Inc. ("Blackboard"), a provider of enterprise software applications and related services to the education industry based in Washington, D.C., a position he has held since May 2012. In this role, Mr. Davis is responsible for all financial operations of Blackboard. Prior to joining Blackboard, Mr. Davis was CFO of Allscripts, the Chicago-based healthcare information technology provider, from October 2002 until May 2012. Prior to joining Allscripts, Mr. Davis was the CFO of Lante Corporation, a technology consulting firm. From 1991 through 1999, Mr. Davis was a member of the Technology Group of PricewaterhouseCoopers LLP. Mr. Davis earned a Bachelor's degree in Accounting from the University of Cincinnati and a M.B.A. from Northwestern University.

The Board concluded that Mr. Davis should continue to serve as a director of the Company in part due to his familiarity with public company reporting responsibilities and complex corporate transactions as a result of his work experience as the CFO of Blackboard, Allscripts and Lante Corporation.

Steven B. Epstein, 70, has been a director since August 2012. Mr. Epstein is a founding member of the law firm Epstein Becker & Green, P.C., one of the first law firms to specialize in health care law when established in 1973, and which has since grown to approximately 275 lawyers in 11 cities. Mr. Epstein currently serves as the senior partner in the firm's Washington D.C. office. In 1972, prior to founding Epstein Becker & Green P.C., Mr. Epstein was a legal consultant to the U.S. Department of Health, Education and Welfare. Mr. Epstein previously sat on the boards of Health Management Associates Inc. (NYSE: HMA) (from August 2013 until January 2014), Team Health (NYSE: TMH) (from 2011 to 2013), and Emergency Medical Services Corporation (now, Envision Healthcare, NYSE: EVHC) (from 2005 until 2011). He currently serves on the Boards of Directors and Boards of Advisors of numerous health care and venture capital companies and educational institutions, including Discovery Holdings Ltd., a publicly held company in Johannesburg, South Africa. Mr. Epstein, a graduate of the Columbia Law School, currently serves as chairman of the Columbia Law School Board of Visitors.

The Board concluded that Mr. Epstein should continue to serve as a director of the Company in part due to his knowledge of the healthcare industry through his experience as the founding member of a leading law firm specializing in health care law.

Betsy D. Holden, 58, has been a director since December 2012. Ms. Holden is a senior advisor to McKinsey & Company, a global management consulting firm, a position she has held since April 2007. Ms. Holden served as President, Global Marketing and Category Development of Kraft Foods Inc., a food business unit of Altria Group, Inc., from January 2004 through June 2005, Co-Chief Executive Officer of Kraft Foods Inc. from March 2001 until December 2003, and President and Chief Executive Officer of Kraft Foods North America from May 2000 until December 2003. Ms. Holden began her career at General Foods in 1982. She currently serves as a director of the Western Union Company (NYSE: WU) and Diageo plc (NYSE: DEO) and is on the Dean's Advisory Board of Northwestern University's Kellogg School of Management and the Board of Visitors for Duke University's Trinity College. Ms. Holden earned a Bachelor's degree in education from Duke University and master's degrees in education and business administration from Northwestern University.

Ms. Holden brings to the Board experience as a chief executive officer of a large U.S.-based multinational company and provides the Board with insights into consumer marketing and brand management from her years of experience with Kraft Foods. She is familiar with the challenges of operating in a highly regulated industry. Her current role as Senior Advisor to McKinsey & Company is focused on strategy, marketing, innovation, and board effectiveness initiatives across a variety of industries.

Karen L. Katen, 65, has been a director since December 2012. Ms. Katen is a senior advisor to Essex Woodlands, a healthcare growth equity and venture capital firm. She joined Essex Woodlands in October 2007. Ms. Katen retired in March 2007 as Vice Chairman of Pfizer Inc., a research-based, global pharmaceutical company. Ms. Katen joined Pfizer in 1974 and held a series of management positions with increasing responsibility, including serving as President of Pfizer Global Pharmaceuticals and Executive Vice President of Pfizer from 2001 to 2005 and President of Pfizer Human Health, the company's principal operating group, from 2005 to 2007. She has also served as Chairman of the Pfizer Foundation, a charitable foundation affiliated with Pfizer. She currently serves as a director of Harris Corporation (NYSE: HRS), The Home Depot, Inc. (NYSE: HD) and Air Liquide, a publicly held company based in Paris, France. Ms. Katen has served with several healthcare-related organizations, including as a member of the Global Advisory Board of Takeda Pharmaceutical Company Limited, Treasurer of PhRMA, an

industry association representing research-based pharmaceutical companies in the U.S., a board member of the National Alliance for Hispanic Health, a member of the Healthcare Leadership Council, a Chairman of the RAND Corporation's Health Board of Advisors and a Chairman of Armgo Pharma Inc. She is also on the Board of Trustees of the Economic Club of New York and the University of Chicago and is a council member of the Booth Graduate School of Business at the University of Chicago. Ms. Katen earned a B.A and an M.B.A. from the University of Chicago.

The Board concluded that Ms. Katen's prior service as a senior executive officer of Pfizer Inc., including as Vice Chairman, as President of Pfizer's principal operating group and as an executive in other operations, provides her with knowledge of complex strategic, operational, management, regulatory, research and development, financial and governance issues faced by a large public company. In addition, Ms. Katen brings to our Board a wide range of experience as a board member of some of the largest U.S.-based companies.

Harry M. Kraemer, 58, has been a director since July 2012. Mr. Kraemer has been an executive partner of Madison Dearborn Partners, LLC, a private equity investment firm based in Chicago, since January 2005. Mr. Kraemer is also a clinical professor of management and strategy at Northwestern University's Kellogg School of Management. Prior to joining Madison Dearborn Partners in 2005, Mr. Kraemer was the Chairman and CEO of Baxter International Inc. (NYSE: BAX), a global healthcare company. He joined Baxter in 1982 and became the chief executive officer in January 1999, assuming the additional responsibility of chairman of Baxter's board of directors in January 2000. Before joining Baxter, Mr. Kraemer worked for Bank of America in corporate banking and for Northwest Industries in planning and business development. Mr. Kraemer is active in business, education and civic affairs. Mr. Kraemer currently serves on the board of directors of Leidos, Inc. (NYSE: LDOS, formerly Science Applications International Corporation), Sirona Dental Systems Inc. (NASDAQ: SIRO) and VWR International; on the board of trustees of Northwestern University and Lawrence University; on the Dean's Advisory Boards of the Kellogg School of Management and the Johns Hopkins Bloomberg School of Public Health; and on the Conference Board of the Board of Trustees of the John Hopkins Bloomberg School of Public Health. Mr. Kramer received an M.B.A. from Northwestern University's Kellogg School of Management.

The Board concluded that Mr. Kraemer should continue to serve as a director of the Company due to his knowledge of the healthcare industry through his experience as the CEO of Baxter International Inc., as well as his investment and health expertise background in commercial and international business.

Anthony Masso, 72, has been a director since September 2007. He has 35 years of experience in the healthcare industry. Mr. Masso retired as the President and CEO of Consortium Health Plans, Inc. (“Consortium”), a national coalition of 19 Blue Cross Blue Shield plans that is focused on building market share. He currently serves as Executive Advisor to Water Street. Prior to Consortium, Mr. Masso was President of StrongCastle LLC, a private consulting company that specializes in the implementation of strategic business plans for corporate clients from 2000 to 2003. Mr. Masso was also previously President of Litho Group, Inc., and Executive Vice President of Integrated Health Services, Inc from 1994 to 2000. Mr. Masso spent four years as Senior Vice President of the Health Insurance Association of America, where he planned and implemented a transformation of indemnity insurers into managed care networks. As Senior Vice President of Aetna Health Plans, Mr. Masso was responsible for the East Coast operations for all HMO and POS health plans.

The Board concluded that Mr. Masso should continue to serve as a director of the Company in part due to his knowledge of the healthcare industry through his experience as the CEO of a national coalition of Blue Cross Blue Shield Plans as well as his prior work experience in the consulting industry.

Executive Officers

As of March 24, 2014, our executive officers, and their ages and positions are:

Name	Age	Office and Position Held
Mark Thierer	54	Chairman and Chief Executive Officer
Jeffrey Park	42	Executive Vice President, Operations
John Romza	58	Executive Vice President of Quality and Innovation
Joel Saban	46	Executive Vice President, Pharmacy Operations
Clifford Berman	54	Senior Vice President, General Counsel and Corporate Secretary
Michael Shapiro	43	Senior Vice President and Chief Financial Officer

Mark Thierer, 54, has served as our Chairman and CEO since March 9, 2011 and President and Chief Executive Officer since June 30, 2008. Information about Mr. Thierer's tenure with us and his business experience is presented above under “Matters to be Acted Upon at the Meeting - Election of Directors.”

Jeffrey Park, 42, has served as our Executive Vice President, Operations since March 24, 2014 and CFO from March, 2006 to March 24, 2014. Prior to his appointment, Mr. Park was a member of our Board of Directors and was Senior Vice President of Covington Capital Corporation, a private equity venture capital firm. Mr. Park, a Chartered Accountant, joined Covington in 1998. Prior to Covington, Mr. Park worked for IBM in several areas of their Global Services Organization.

John Romza, 58 has served as our Executive Vice President of Quality and Innovation since January 2014, Executive Vice President of Research and Innovation from January 2012 to January 2014 and Chief Technology Officer and Executive Vice President of Research and

Development from June 2007 to January 2012. Mr. Romza is responsible for driving process improvement, quality and project management as well as overseeing Catamaran’s dedicated Office of Innovation, where he and his team create inventive new products and services. Mr. Romza has over 25 years of overall software development experience and 20 years of experience in developing software products for the pharmacy industry. Mr. Romza joined us as a result of our acquisition of ComCoTec in 2001, where he was Vice President, Research and Development.

Joel Saban, 46, joined the Company in June 2010 as our Executive Vice President, Pharmacy Operations. Mr. Saban is responsible for the Company's retail, mail and specialty operations. Prior to joining the Company in 2010, Mr. Saban was the Senior Vice President of Industry Relations at CVS/Caremark Corporation for 13 years. Prior to CVS/Caremark, Mr. Saban served as Director of Medical and Scientific Affairs for the Alzheimer’s Association.

Clifford Berman, 54, has served as our Senior Vice President, General Counsel and Corporate Secretary since March 2008. Prior to joining the Company, he served as Division Counsel, Legal Regulatory and Compliance for Abbott Laboratories. Mr. Berman joined Abbott Laboratories in 2002. Prior to Abbott Laboratories, Mr. Berman worked for four years at Allscripts, where he served as Senior Vice President, General Counsel, and Chief Privacy Officer. Earlier in Mr. Berman's career he also held a number of positions over an eight-year period with Caremark, Inc., including Vice President, Legal Services.

Michael Shapiro, age 43, has served as our Senior Vice President and Chief Financial Officer since March 24, 2014 and Senior Vice President, Finance from February 2012 to March 24, 2014. Prior to joining Catamaran, he was Vice President and Chief Financial Officer of Rexnord Corporation (NYSE: RXN), a global industrial company, from February 2010 to November 2011. Prior to that time, Mr. Shapiro served as Vice President, Finance and Business Development for the Renal Division of Baxter International Inc. (NYSE: BAX) (“Baxter”), a global medical device and biopharmaceutical manufacturer, since 2008. Mr. Shapiro, who joined Baxter in 1995, also held various other positions with Baxter, including Vice President, Corporate Financial Planning and Analysis; Vice President and Assistant Treasurer, Corporate Treasury; Director of Investor Relations, Corporate; Director of Global Operations Finance, BioScience Division; and Director of Global Operations Finance, BioScience Division. Mr. Shapiro, a certified public accountant, began his career at Deloitte & Touche LLP, a public accounting firm.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Introduction

In this Compensation Discussion and Analysis ("CD&A"), we address the compensation objectives, policies and practices relating to the 2013 compensation paid or awarded to our Named Executive Officers (“NEOs”). Our NEOs for 2013 were:

•	Mark Thierer, Chairman and Chief Executive Officer;

•	Jeffrey Park, Executive Vice President and Chief Financial Officer;

•	John Romza, Executive Vice President, Quality and Innovation;

•	Joel Saban, Executive Vice President, Pharmacy Operations; and

•	Clifford Berman, Senior Vice President, General Counsel and Corporate Secretary

Executive Summary

The Compensation Committee considers many factors when setting policies and practices for determining compensation to be paid or awarded to the Company's employees, including its executive officers. These factors are described in further detail later in this CD&A, but a fundamental element is linking pay to the performance of the Company and individuals. The Compensation Committee believes that this pay-for-performance culture further aligns objectives among the Company, its employees, and its shareholders.

The Company completed 2013 with its most successful year to date in terms of revenue and net income. Highlights of 2013 that were considered in the Compensation Committee's compensation decisions included the following:

•	Revenues increased 48.7% to $14.8 billion from $9.9 billion in 2012;

•	Net income attributable to the Company increased 124.7% to $262.2 million from $116.7 million in 2012;

•	Diluted earnings per share increased 81.4% to $1.27 from $0.70 in 2012;

•
Most of the key performance targets, set by the Compensation Committee, were met or exceeded throughout the year, including achieving key integration milestones and synergy objectives related to the Catalyst acquisition, successful completion of the Restat acquisition, customer retention and satisfaction, leadership, ability to attract, retain, and build high performance teams, and operational improvements; and

•	As illustrated in the following chart, over the past two years the Company experienced an overall increase in net income attributable to the Company and share price of 185.6% and 68.1%, respectively.

Net Income and Share Value Increases

Based on the Compensation Committee's assessment of the Company's results and accomplishments in 2012 and 2013, including the achievement of record performance levels by the Company as described previously, as well as our performance relative to the performance of the Company's peers, the overall economic environment, and competitive compensation trends in the marketplace, the Committee made the following compensation decisions with respect to our NEOs:

•	The 2013 annual bonuses were earned at near target levels for the five NEOs with an average bonus payout equal to 90% of target;

•
Long-term incentive awards were granted in 2013 in a similar fashion to the 2012 grants, with a mixture of time-based restricted stock units (“RSUs”), performance-based RSUs (earned based on specific performance targets) and stock option awards, to further align the interests of our NEOs and our shareholders; and

•
In 2013, after considering the market data and Mr. Park's significant contributions, criticality and individual performance, the Compensation Committee granted Mr. Park additional time-based RSUs that cliff vest after a four year period.

The following changes were made to the executive compensation program effective during 2014, based on consideration of the Company’s business and talent needs, market practices, the independent consultant’s recommendations and other factors:

•
The weighting of the Company's 2014 annual long-term incentive awards was changed to performance-based RSUs 50% (at target performance), RSUs 25% and stock options 25%, as compared to the 2013 weighting of performance-based RSUs 33.3% (at target performance), RSUs 33.3% and stock options 33.3%.

•
Beginning with the 2014 long-term incentive awards, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) is required to vest in awards (i.e., considered a “double trigger”).

•
The CEO and CFO employment contracts were amended to eliminate the following: excise tax gross-up provisions, single trigger for cash severance upon a change of control (there is now a double trigger which requires a qualifying termination of employment) and the evergreen contract duration.The CEO and CFO employment agreements were also amended to extend the period in which the executives are subject to non-competition and employee and customer non-solicitation covenants from 12 months to 24 months following termination of employment, provided that the executives are eligible to receive severance benefits.

The Compensation Committee and the Company reviews on an ongoing basis the Company’s executive compensation programs to evaluate whether they support the Company’s executive compensation philosophy and objectives. The Company has adopted the following corporate governance practices, each of which the Compensation Committee believes reinforces the Company’s executive compensation philosophy and objectives: stock ownership guidelines for our executives and non-employee directors, a stock trading policy which prohibits hedging and pledging of Company securities, and a clawback policy. Each of these practices are discussed in further detail in this Compensation Discussion and Analysis.

Compensation Philosophy and Objectives

The overall compensation program for salaried employees, including the NEOs, is designed and is administered to promote superior job performance and the achievement of business objectives. There are three main objectives of our executive compensation program: first, to maximize shareholder value over the long-term; second, to attract and retain highly qualified executives to ensure that the long-term financial objectives of the Company are met; and third, to provide incentives and reward each executive for his or her contributions to the Company. In particular, the goals of our executive compensation program are to reward past and current performance, to provide incentives for future performance, and to align the executives' long-term interests with those of investors. The Compensation Committee believes that these objectives can best be accomplished by an executive compensation program that reflects the following five principles:

•	Attract and retain the highest caliber executives by providing compensation opportunities comparable to those offered by other companies with which Catamaran competes for business and talent;

•	Align total compensation with long-term shareholder value creation and foster a culture of equity ownership;

•
Structure compensation packages with the majority of senior executives’ target compensation opportunity being variable, based on measurable business performance, which balances risk with the potential reward;

•	Provide flexibility to adapt to changing business and talent needs; and

•	Establish compensation program costs that the Compensation Committee believes to be reasonable, affordable and appropriate.

The following table describes each executive compensation element for 2013 and each element’s relationship to the executive compensation philosophy outlined above.

Compensation Element	Principles	Relationship to Compensation Philosophy
		Accountability and Rewarding Results	Alignment with Shareholder Interests	Attract and Retain
Base Salary	Establish a pay foundation at competitive levels to attract and retain talented executives.			X
Annual Incentive Awards
Designed to reward annual performance against pre-established targets. In 2013, these financial targets included revenue (including new sales), and earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Compensation Committee determined to be measures of the Company's performance that are meaningful to our shareholders. Also included qualitative objectives specific to each NEO.

		X	X	X
Long-Term Incentive Awards
Long-term incentive awards are designed to further align the interests of our executives with those of our shareholders by focusing the executives on long-term objectives over a multi-year vesting period with performance-based RSUs earned based on EPS growth as well as time-based RSUs.
		X	X	X
Other Compensation and Benefits
Executives are eligible to participate in health, welfare and retirement benefit plans generally available to other Catamaran employees. A non-qualified deferred compensation plan is also available to executives for tax advantaged savings, along with a limited offering of market-based perquisites. Each of our NEOs is subject to an employment agreement that provides for severance benefits following a qualifying termination of employment.

X

Our Compensation Committee

The Compensation Committee currently consists of Messrs. Bensen and Masso and Ms. Katen, with Mr. Bensen serving as the Chair. Each of the Compensation Committee directors has significant experience in compensation matters as a result of their service as executive officers or advisors to various companies. The Compensation Committee's agenda and meeting calendar are determined by the Compensation Committee, with input as appropriate, from Mr. Thierer, the Chairman and CEO of the Company. At the request of the Compensation Committee, Mr. Thierer, attended meetings of the Compensation Committee during 2013. At such meetings, Mr. Thierer made recommendations from time to time to the Compensation Committee regarding base salary levels, incentive compensation awards, and equity awards for the Company's executive officers other than himself. Mr. Thierer did not attend portions of the meetings relating to his compensation. In addition, the Compensation Committee invited the Company's independent compensation consultant to attend certain meetings of the Compensation Committee to discuss the design, implementation, and administration of annual incentive, equity incentive, and deferred compensation plans. The Compensation Committee also meets regularly in executive sessions without the presence of any executive officers.

Compensation Consultant

The Compensation Committee engaged an external consultant, Pay Governance LLC ("Pay Governance") to assist the Committee with compensation matters, including reviewing the Company's peer group and compiling peer group benchmarking information, as well as performing an independent analysis of our executive compensation and director policies and practices. Pay Governance did not provide any other services to the Company and, accordingly, its work on behalf of the Compensation Committee did not present any conflict of interest.

Pay Governance advised the Compensation Committee with respect to the compensation arrangements for our executive officers and directors, and provided advice with respect to our compensation practices in relation to the Company's comparative peer group and general industry companies. The analysis of our executive compensation policies and practices provided by Pay Governance considered financial metrics for our peers, including market capitalization, revenue, various measures of profitability, and growth in the Company's share price. In order to prepare its analysis for the Compensation Committee, Pay Governance met from time to time with senior management.

In setting executive officer compensation levels, the Compensation Committee considered the comparative compensation analyses provided by Pay Governance, which included a general industry market survey, as well as a peer group analysis, and then applied the collective experience and judgment of the Compensation Committee to such data (and the relative significance of the various comparative peer group components) to make compensation determinations. Pay Governance used Towers Watson's 2012 Executive Compensation survey, which included compensation information from over 1000 companies. The peer group used in assessing 2013 compensation was generated by Pay Governance, reviewed by management of the Company and approved by the Compensation Committee. The comparative information from the peer group was obtained by Pay Governance from publicly filed reports of each company in the comparative peer group, and the general industry data were gathered from the compensation survey noted above. At the request of the Compensation Committee, a representative of Pay Governance attended meetings of the Compensation Committee, apprised the Committee of market trends provided competitive benchmarking regarding executive officer and director compensation levels, as well as selected compensation programs, including long-term incentive plan design.

Role of Executives in Determining Compensation

The CEO annually determines performance objectives and reviews the performance of all NEOs. The performance objectives are based upon individual performance and overall Company financial performance and are approved by the Compensation Committee. The CEO prepares a self-assessment of himself and an assessment of all other NEOs and provides recommendations regarding base pay increases, incentive compensation awards, and equity awards for each of the executive officers other than himself. Competitive market data is one factor used in determining recommendations for the other NEOs. In making recommendations, the CEO considers, among other factors, the Company's ability to replace the individual in the event of the executive's departure, size of the organization under the executive's control (including the number of employees, revenue and profitability under the executive's control), performance, and the amount received by others with relatively similar positions and titles, at our peer group companies and in general industry. The competitive market data is used as a guide for compensation decisions and, the CEO and the Compensation Committee in general, target total cash and equity compensation opportunity (considered as base salary, performance-based annual bonus and long-term incentive awards) for senior executives at the market median assuming expected performance is achieved, with the opportunity to earn compensation in excess of the 75th percentile based on our performance.

The recommendations submitted by the CEO are reviewed by the Compensation Committee. The Compensation Committee evaluates performance against the performance objectives and solicits feedback from the Board as it relates to the individual performance measures. The determination of compensation actions for all NEOs involves thorough processes that include Compensation Committee review and approval of compensation program design and practices, and discussions between the CEO and the Compensation Committee with respect to each NEO's performance. The recommendations submitted by the CEO are reviewed by the Compensation Committee and discussed with the CEO to determine the final recommendations. The Compensation Committee determines the compensation program for all NEOs and approves the total compensation package for each of the NEOs.

Peer Group Information

The CEO and the Compensation Committee use peer group and general industry data as a guide to ensure that our executive compensation program is competitive with the market place and to help us attract and retain executives and motivate them to increase the Company's long-term shareholder value. Peer group companies were selected based on a number of factors, including industry, revenues, number of employees, market capitalization, and product and services offerings. The Compensation Committee and the Company's management consider the list of peers prepared by Pay Governance and assess the information provided to determine if any modifications or amendments are needed to the peer group companies for compensation and performance comparison purposes.

The Compensation Committee considered various factors for setting 2013 target compensation levels, including market data for the 14 companies listed below.

Peer Group for Fiscal Year 2013
Aetna Inc.	Health Net, Inc.
Amerigroup Corporation	Henry Schein, Inc.
Cigna Corp.	Humana Inc.
Community Health Systems, Inc.	Tenet HealthCare Corp.
Computer Science Corporation	Universal Health Services Inc.
Covidien plc	Unum Group
HCA Holdings Inc.	Xerox Corp.

The peer group was updated for 2013 compensation decisions based on recommendations made by Pay Governance as the Company outgrew the peer group used in the 2012 market analysis. The 2012 peer group was modified for 2013 to include the following companies in similar industries, including in the managed healthcare, healthcare equipment, technology and insurance industries, each with a median revenue level of $13.2 billion; Humana Inc, HCA Holdings Inc., Aetna Inc., Cigna Corp., Xerox Corp., Computer Science Corporation, Community Health Systems, Covidien plc, Health Net, Inc., Unum Group and Henry Schein, Inc. In addition, BMC Software, Inc., Centene Corporation, Cognizant Technology Solution Corp., CA, Inc., Health Management Associates, Inc., Vanguard Health Systems, Inc., NCR Corporation,

Omnicare, Inc, Pharmerica Corp, Unisys Corporation and Magellan Health Services were removed from the peer group as these companies were viewed to be smaller or less complex than the Company.

The peer group considered companies in the healthcare services and technology industries that were of similar size measured by revenue, market capitalization and business complexity. The Company considers the above companies for purposes of evaluating the competitiveness of the compensation levels for its executives. Additionally, the Company uses PBM industry participants, such as Express Scripts, Inc., when determining financial metrics, such as revenue, EPS and EBITDA growth, on which to base its compensation targets. While these companies may not be included in the peer group to evaluate compensation levels, they are considered in establishing metrics for measuring the Company's and executives' performance.

Elements of Compensation and Rationale for Pay Mix

A variety of compensation elements are used to achieve the Company's goals, including base salary, annual incentive compensation awards and equity awards, all of which are discussed below. In determining the amount and types of compensation awarded to the executives, the Compensation Committee relies on its yearly assessment of the Company's performance, the business judgment of the CEO, and the CEO's assessment regarding the individual performance of the other NEOs including each NEO's impact on the Company's overall financial performance. Factors influencing the Compensation Committee's assessment include:

•	Competitive compensation practices;

•	The Compensation Committee's subjective evaluation of the CEO's performance and, based on input from the CEO, the performance of the other NEOs;

•
The Company's actual financial performance compared to internal plans and the role the individual executive played in contributing to such results, such as sales growth, gross margin and operating expenses;

•	Operational management, such as project milestones and process improvements;

•	The NEO's effectiveness in implementing and delivering the Company's operational and strategic goals established for the NEO at or around the beginning of the fiscal year;

•	The level of the NEO's responsibilities within the Company, along with the NEO's individual expertise, skills and knowledge;

•	Leadership, including developing and motivating employees, collaborating within the Company, attracting and retaining employees and personal development; and

•	Labor market conditions, the need to retain and motivate, the potential to assume increased responsibilities and the long-term value to the Company.

We do not have a pre-defined framework that determines which of these factors may be more or less important, and the emphasis placed on specific factors may vary among the executive officers. Ultimately, it is the Compensation Committee's judgment of these factors along with competitive market data from the peer group and the survey used that form the basis for approving the total compensation package for each NEO. In determining total compensation packages for the Company's executives, the Compensation Committee considers each executive's current salary and previous year's bonus and the need to establish a balance between incentives for long-term and short-term performance.

Base Salaries

Our philosophy is that base salaries should meet the objectives of attracting and retaining the executives needed to lead the business. The Compensation Committee annually reviews the base salaries of the NEOs, including the CEO, and considers increases based on Company profitability, market competitive salaries, position, responsibility and individual qualifications and performance. A component of this review is a comparison of current salaries, against compensation data of those reported for comparable positions in the Company's peer group and the general market survey used. The Compensation Committee also factors in internal salary levels within the Company, both with respect to other executive officers and senior employees. Base salaries may be adjusted at the Compensation Committee's discretion when competitive data indicates a significant market lag, in recognition of outstanding individual performance or an increase in the executive's functional responsibilities.

Based on the competitive analysis provided by Pay Governance, the Company's base salary levels for the CEO and other NEOs were below the median of the 2012 market data. As such, based on the advice of the compensation consultant, competitive data for total compensation opportunities, individual responsibilities and individual performance, the Compensation Committee approved the following base salary increases for 2013: Mark Thierer 14.3% to $1,000,000, Jeffrey Park 21.0% to $635,000, John Romza 2.9% to $320,000, Joel Saban 21.6% to $450,000 and Clifford Berman 12.7% to $310,000. Please see “Compensation Paid to Our NEOs in 2013” for a discussion of the annual salary paid to each of our NEOs.

In early 2014, based on similar considerations, as noted above, including updated market data, the Compensation Committee approved the following base salary increases: Mark Thierer to $1,200,000, Jeffrey Park to $700,000, John Romza to $329,600, Joel Saban to $475,000 and Clifford Berman to $350,000.

Annual Bonus

Executives and certain other key personnel are eligible for cash bonuses after the end of each fiscal year. The Board of Directors, upon the recommendation of the Compensation Committee, determines the bonuses for the NEOs. The NEOs' annual bonuses are based on the achievement of specific Company financial goals and individual objectives (including operational, strategic and leadership goals important to the Company's continued success). The NEO's bonuses are based on the Company's overall performance and financial results, including the Company's achievement of goals pertaining to revenue and EBITDA, as well as certain individual goals. The Compensation Committee decided to use EBITDA in 2013 as opposed to the EPS performance measure used in 2012 at the recommendation of the independent consultant as well as consideration of market practices, other metrics used in this plan and to better align the long-term and short-term incentives. As such, the recommendation was implemented to use EBITDA for short-term incentives while still focusing on EPS growth in the long-term incentive plan through the use of an EPS measure. These factors are weighted and then the NEO's fulfillment of these goals are evaluated. In making its final determinations, the Compensation Committee determines how each NEO contributed to the Company's achievement of its goals as well as each NEO's fulfillment of his individual goals.

Each NEO's bonus opportunity is based on the achievement of (i) the Company's financial performance factors, which represent 80% of the bonus opportunity, and (ii) individual performance factors, which represent 20% of the bonus opportunity. The target bonus opportunity as a percentage of base salary is 125% for the CEO, 90% for the CFO, 65% for Messrs. Saban and Romza and 50% for Mr. Berman. The maximum bonus opportunities were set at 200% of the target bonus opportunities, while the threshold opportunities were set at 50% of the target bonus opportunities. Please refer to the "2013 Grants of Plan-Based Awards Table" for the threshold, target and maximum bonus amounts for each of the NEOs.

		NEO Bonus Opportunity
Measure	Weight	Threshold	Target	Max
EBITDA	45%	22.5%	45%	90%
Revenue (1)	35%	17.5%	35%	70%
Subjective goals	20%	10%	20%	40%
Total	100%	50%	100%	200%
(1) Included in the overall revenue goals is a component of new sales recorded and recognized during the year.
The EBITDA target performance objective set for 2013 was $675 million with a minimum threshold of $500 million and the target total revenue performance objective was $14.3 billion. Actual EBITDA of the Company was $651.1 million and total revenue was $14.8 billion during 2013. The revenue performance objectives include the consideration of both new sales, measured as new clients signed in 2013, as well as total revenue recognized in the year. In determining the 2013 bonus awards the Compensation Committee also considered key strategic and operational accomplishments, including that the minimum EBITDA funding goal was achieved, the completion of the Catalyst merger integration, the successful acquisition of Restat and achievement of synergy objectives, implementation achievements related to the newly acquired Cigna business, customer retention and satisfaction, leadership and operational improvements. Based on the Company's performance during 2013, the payouts under the annual bonus plan for Messrs. Thierer, Park, Romza, Saban and Berman equal to $937,500, $485,775, $197,600, $292,500 and $147,250 respectively, representing payouts at 75%, 85%, 95%, 100% and 95% respectively, of the target payout opportunity.

EBITDA is a non-GAAP measure that management believes is a useful supplemental measure and is commonly used by analysts and investors in assessing our operating performance prior to interest expense, other expenses, net, income taxes, depreciation and amortization. Management believes it is useful to exclude these expenses as they are essentially fixed amounts that cannot be influenced by management in the short term.

The amounts paid to the NEOs under our annual bonus plan for 2013 are outlined in “Compensation Paid to our NEOs in 2013” and included in the "2013 Summary Compensation Table."

Long-Term Incentive Compensation

The Long Term Incentive Plan ("LTIP") allows the Compensation Committee to award various forms of long-term incentive grants, including stock options, stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based awards. The Compensation Committee has sole discretion in selecting participants for long-term incentive grants.

For 2013 Pay Governance reviewed the structure of the LTIP grants for the Company. This review included analyzing the survey and peer data discussed above under “Compensation Consultant” and “Peer Group Information,” as well as considering the appropriate mix of the three award types used by the Company - stock options, time-based RSUs, and performance-based RSUs. In determining the range and mix of long-term incentive compensation, the Compensation Committee considered the total compensation of the NEOs and the Compensation Committee's desire to design compensation to promote our goal of pay for-performance.

Performance-based awards are generally based upon the annual performance review process, which occurs in January through March of each year, concurrently with the compilation of the corporate performance data. Each individual has a performance plan comprised of both individual and financial objectives, which are weighted during the review process. The assessments prepared by the CEO are used to determine any incentive compensation equity awards and to support any recommendations for long-term incentive grants. The Compensation Committee reviews the assessments and long-term incentive grants are awarded on a discretionary basis.

In March 2013, the Compensation Committee granted the NEOs' annual long-term incentive awards under the LTIP. The awards consisted of performance-based RSUs, time-based RSUs and stock option awards. Each NEO received time-based RSUs and stock options that vest in one-fourth increments on each grant date anniversary. In 2013, Mr. Park also received time-based RSUs that cliff vest after a four year period in recognition of his outstanding performance and shareholder value creation over the past several years and to encourage retention. The performance-based RSUs vest if the Company achieves a minimum level of EBITDA and thereafter payouts are determined primarily based on cumulative EPS for the three fiscal years ended December 31, 2013, 2014, and 2015. At the time of grant, the cumulative EPS performance target goal was designed to reflect significant growth while being reasonably achievable with strong management performance. The Compensation Committee's objectives for the 2013 long-term incentive awards were to: (i) align the interests of our executives with the interests of our shareholders by focusing on objectives that result in share price appreciation through stock options and performance-based RSUs and (ii) provide an ownership stake and retention incentive through RSUs. In determining the NEOs' 2013 equity grants under the LTIP, the Compensation Committee considered the following when assessing the award grants: 1) the total compensation of each of the NEOs, including the mix of all the elements of each NEO's compensation 2) the analysis of competitive market survey data discussed above under "Compensation Consultant,” and the peer group compensation data as discussed above under “Peer Group Information”; and 3) Pay Governance's review of current trends in the quantity and mix of equity awards included in long-term incentive programs provided by peer group companies and other similarly-sized companies.

As noted above, after achieving a minimum level of EBITDA, the primary performance criteria used to earn the performance-based RSUs is a three year cumulative EPS target, in which the NEOs would earn a target payout for achieving a 20% three year compounded annual growth rate of EPS over the 2012 EPS levels of $0.70. Should the three year compounded annual growth rate be 15%, the NEOs would earn 50% of the target grant of the performance-based RSUs, and should the three year growth rate meet or exceed 30%, the NEOs would earn 200% of the target grant of the performance-based RSUs. In addition, after achieving the minimum level of EBITDA, the Committee may also consider other performance metrics and factors when determining the payout levels in early 2016.

Consistent with the Company's prior practice, in the event of a change of control, the 2013 stock options and time-based RSUs vest in full and the performance-based RSUs vest at target performance levels, which applies to all recipients of the 2013 grants. Beginning with the 2014 annual equity grants, in the event of a change of control, awards vest upon a qualifying termination of employment or the failure of the acquirer to assume the awards. See “Potential Payments Upon Termination or Change of Control” for a description of the other termination provisions relating to the 2013 long-term incentive awards.

In March 2014, 80,976, 33,408, 12,000, 12,320 and 4,620 performance-based RSUs for Messrs. Thierer, Park, Romza, Saban and Berman, respectively, that were granted in 2011 vested based on the Company's cumulative EPS performance over the three year period ended December 31, 2013, representing vesting at the maximum level. The performance goals as outlined in the respective 2011 performance-based RSU agreements were a cumulative EPS of $2.25 to achieve target vesting (100%), and $2.67 to achieve maximum vesting (200%). Actual EPS for the cumulative performance period was $2.71, which represented a three-year cumulative growth rate of 34% and resulted in vesting at 200% of target.

Employment Agreements and Post-Termination Compensation

The Company enters into employment agreements with executives to attract, retain and motivate superior employees for key positions. The terms of the employment agreements are based upon our analysis of competitive compensation practices and our ability to attract these individuals.

The Company has employment agreements with each of the NEOs. The employment agreements provide for a certain level of severance payments under various scenarios, including termination by the Company without cause, resignation by the NEO for good reason, and termination in connection with a change of control. In return, each executive agrees to certain provisions, including non-competition and non-solicitation of customers or employees for a specified period of time post-employment. The Company provides severance benefits under the employment agreement because many of the companies with which we compete for executive talent provide similar benefits and these benefits are therefore necessary for retention and recruitment purposes. The Company believes that these employment agreements serve to document a clear understanding between the Company and the NEO regarding the terms and conditions of the executive's employment with the Company, as well as the rights and obligations of each party if the employment relationship ends for any reason.

The employment agreements generally provide additional protection to the NEOs in the event of a change of control, including vesting of equity awards and additional severance benefits. In the case of Messrs. Romza, Saban, and Berman, the severance benefits following a change of control are payable only upon a so-called “double trigger.” This means that severance benefits are triggered within 12 months after the change of control only when the NEO is not retained in his current position or offered a comparable position with comparable compensation within that period. In the case of Messrs. Thierer and Park, for 2013 the severance benefits following a change of control would have been payable if the NEO's employment was terminated for any reason by the Company or by the NEO within 12 months after a change of control. In early 2014, the Board of Directors approved modifications to the employment agreements for Messrs. Thierer and Park and amended and restated employment agreements were signed that included the elimination of the change of control single trigger “walkaway” cash severance, excise tax gross-up, and the evergreen contract duration, and modified the period following a change of control in which the executive could receive change of control severance benefits from 12 months to 24 months after a change of control. The amended and restated employment agreements also extend the period in which the executives are subject to non-competition and employee and customer non-solicitation covenants from 12 months to 24 months following termination of employment, provided that the executives are eligible to receive severance benefits. By providing change in control severance protections to the NEOs, the Compensation Committee believes it will enable these executives to focus on their duties without distraction in the face of a possible or an actual change of control, and will ensure that our senior executives are motivated to negotiate the best merger or acquisition consideration for the Company's shareholders. Please see the “Employment Agreements” and “Potential Payments upon Termination or Change of Control” sections in this Proxy Circular and Proxy Statement for a description and the amounts of the severance benefits to be paid following each NEO's termination of employment as of December 31, 2013. Please see the narrative following the “2013 Summary Compensation Table” for a description of the material terms of each NEO's existing employment agreement.

Retirement Plans

The Company provides a 401(k) plan to its employees, including the NEOs. The Company's NEOs participate on the same terms as all other eligible Company employees. During 2013 the Company matched 100% of the first 1% of eligible earnings and 50% on the next 2% through 6% eligible earnings. The Company does not maintain any defined benefit retirement plans.

The Company also provides a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for the purpose of providing certain employees, including the NEOs, an opportunity to defer compensation on a pre-tax basis. Employees eligible to participate in the Deferred Compensation Plan are selected in the sole discretion of a committee appointed by the Board of Directors of the Company. The Compensation Committee believes that the provision of the Deferred Compensation Plan is important as a retention and recruitment tool as many of the companies with which the Company competes for executive talent provide similar plans to their senior employees. Please see the “2013 Nonqualified Deferred Compensation” section of this Proxy Circular and Proxy Statement for further information regarding the Deferred Compensation Plan.

Perquisites

The Company provides NEOs with perquisites that the Company and the Compensation Committee believe are reasonable and consistent with the Company's overall compensation program to better enable the Company to attract, retain and motivate superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites provided to its NEOs. For 2013, perquisites consisted of an automobile allowance ($11,000 in the case of Mr. Thierer and $6,000 in the case of the other NEOs), an executive health exam and supplemental life insurance policies.

Consideration of Shareholder's Vote

The Compensation Committee considers whether the Company's executive compensation and benefits program are aligned with the interests of the Company's shareholders. In that respect, as part of its on-going review of the Company's executive compensation program, the Compensation Committee considered the approval of over 94% of the votes cast on the “say on pay” vote at the Company's prior annual meeting of shareholders and determined that the Company's executive compensation philosophy and objectives and compensation elements continued to be appropriate and did not make any changes to the Company's executive compensation program in response to such shareholder vote.

Deductibility of Executive Compensation

Under Internal Revenue Code Section 162(m), a company generally may not deduct compensation in excess of $1,000,000 paid to each of the chief executive officer and the other three most highly compensated officers, other than the chief financial officer. However, “performance-based compensation” is exempt from the deduction limit if certain requirements are met. While the Compensation Committee recognizes the desirability of preserving the deductibility of payments made to the NEOs, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining the Company's key executives.

Stock Ownership Guidelines

An integral component of our executive compensation philosophy is the desire to facilitate and encourage long-term stock ownership and our stock ownership guidelines reinforce this element of our philosophy by requiring senior management to accumulate and retain significant stock ownership holdings over time. The Board of Directors has adopted certain stock ownership guidelines to strengthen the alignment of interests between the Company's management and shareholders and further promote the Company's commitment to sound corporate governance. These guidelines apply to the Company's NEOs and non-employee directors and are determined as a multiple of the executive's annual base salary or the director's annual cash retainer, respectively. In March 2013, the Board amended the guidelines (i) to apply to the Company's officers at the Senior Vice President level and above (including the Company's NEOs) and (ii) to increase the guideline multiple applicable to non-employee directors from four to five times the director's annual cash retainer.

Such executives and directors are expected to own common shares valued in at least the following dollar amounts:

Title	Guideline
Chief Executive Officer	5 times annual base salary
Chief Financial Officer	4 times annual base salary
Other Officers at the SVP Level and Above	3 times annual base salary
Non-Employee Directors	5 times annual cash retainers

While these represent minimum ownership guidelines, executives and directors are encouraged to own common shares beyond these levels. The NEOs and non-employee directors will be required to achieve the applicable ownership guidelines within five years of hire or promotion to a position covered by the guidelines or appointment to the Board, as applicable, and are expected to make continuous progress toward their respective ownership guidelines during such five-year period. Until such guidelines are achieved, executives and directors will be required to retain an amount equal to 50% of the net profit shares received from any equity awards. This retention ratio applies to net profit shares received upon: (i) the vesting of restricted stock awards, time-based RSU awards, performance-based RSU awards, and similar instruments expressed in stock units and payable in common shares or (ii) the exercise of stock options, stock appreciation rights (“SARs”) or similar instruments payable in common shares. “Net profit shares” are those shares that remain after deducting the exercise price, if applicable, in the event of the exercise of options, and withholding taxes. Up to two-thirds (2/3) of unvested RSU awards may be counted for purposes of satisfying the executive's or director's applicable Company common share ownership thresholds.

“Clawback” Policy

Under our executive incentive compensation recoupment ("clawback") policy, the Company may recover incentive compensation paid to an executive officer in cases of a material financial statement restatement where such executive officer's fraud or misconduct contributed to the need for the restatement and the incentive compensation was calculated based upon any financial result or performance metric impacted by such restatement.

Prohibition on Hedging and Pledging of the Company's Securities

We have an insider trading policy that sets forth guidelines and restrictions applicable to transactions involving our stock by directors, officers or employees of the Company. Among other things, this policy prohibits directors, officers and employees of the Company from entering into hedging arrangements with respect to our equity securities that are designed to offset or reduce the risk of price fluctuations in the underlying security (such as covered calls, collars or other transactions that sever the ultimate alignment with our stockholders' interests). In addition, this policy prohibits our employees and non-employee directors from pledging the Company's securities or holding Company securities in a margin account, subject to certain limited circumstances in which an exception from this prohibition may be appropriate upon the prior approval of the Company's chief financial officer.

Compensation Paid to Our NEOs in 2013

The overall compensation package for each of the NEOs is designed to recognize that each NEO bears responsibility for increasing shareholder value. Moreover, the Compensation Committee believes that the Company's focus on equity-based awards further aligns the interests of the NEOs with the interests of shareholders.

Compensation of the Chairman and Chief Executive Officer

Base Salary. Mr. Thierer's base salary in 2013 was $1,000,000, an increase of 14.3% over his 2012 base salary.

Annual Bonus. Mr. Thierer's 2013 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Thierer's 2013 target bonus was equal to 125% of his base pay, or $1,250,000. Mr. Thierer was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee. Mr. Thierer received $937,500 as payout under the 2013 annual bonus plan as a result of achieving individual and financial threshold performance objectives, representing approximately 94% of his base pay. Individual performance objectives include achievement of certain strategic objectives and client retention.

Equity Awards. In 2013, Mr. Thierer was awarded 75,230 options and 30,100 time-based RSUs, each vesting in one - fourth increments and a target performance-based RSU award of 60,200 RSUs with a maximum award opportunity equal to 120,400 RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 80,976 performance-based RSUs vested at the end of 2013 for achievement of specific financial results of the Company for the cumulative three year period from 2011 to 2013 as previously discussed.

Compensation of the Chief Financial Officer

Base Salary. Mr. Park's base salary in 2013 was $635,000, an increase of 21.0% over his 2012 base salary.

Annual Bonus. Mr. Park's 2013 bonus was based substantially on the Company's achievement of financial performance factors (80%) and individual performance (20%). Mr. Park's 2013 target bonus was equal to 90% of his base pay, or $571,500. Mr. Park was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee. Mr. Park received $485,775 as a payout under the 2013 annual bonus plan as a result of achieving individual and financial threshold performance objectives, representing approximately 77% of his base pay. Individual performance objectives include achievement of certain strategic objectives and client retention.

Equity Awards. In 2013, Mr. Park was awarded 24,890 options and 9,960 time-based RSUs each vesting in one-fourth increments, and a target performance-based RSU award of 9,960 RSUs with a maximum award opportunity equal to 19,920 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. Mr. Park was also awarded 27,780 time-based RSUs that cliff vest after a four year period in recognition of his outstanding performance and shareholder value creation over the past several years and as a result of market data review. In addition, 33,408 performance-based RSUs vested at the end of 2013 for achievement of specific financial results of the Company for the cumulative three year period from 2011 to 2013 as previously discussed.

Compensation of Mr. Romza

Base Salary. Mr. Romza's base salary in 2013 was $320,000, an increase of 2.9% over his 2012 base salary.

Annual Bonus. Mr. Romza's 2013 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Romza's 2013 target bonus was equal to 65% of his base pay, or $208,000. Mr. Romza was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee. Mr. Romza received a payout under the 2013 annual bonus plan of $197,600 as a result of achieving individual and financial threshold performance objectives, representing approximately 62% of his base pay. Mr. Romza's bonus payment was based on the achievement of financial goals for revenue and EBITDA of the Company. In addition, the individual component was awarded to Mr. Romza based on his achievement of individual measures, including customer retention and satisfaction, leadership, ability to attract, retain, and build high performance teams, and operational improvements in the Company to support the growth in operations.

Equity Awards. In 2013, Mr. Romza was awarded 8,480 options and 3,390 time-based RSUs, each vesting in one-fourth increments, and a target performance-based RSU award of 3,390 RSUs with a maximum award opportunity equal to 6,780 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 12,000 performance-based RSUs vested at the end of 2013 for achievement of specific financial results of the Company for the cumulative three year period from 2011 to 2013 as previously discussed.

Compensation of Mr. Saban

Base Salary. Mr. Saban's base salary in 2013 was $450,000, an increase of 21.6% over his 2012 base salary.

Annual Bonus. Mr. Saban's 2013 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Saban's 2013 target bonus was 65% of his base pay, or $292,500. Mr. Saban was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee Mr. Saban received a payout under the 2013 annual bonus plan of $292,500 as a result of achieving individual and financial threshold performance objectives, representing approximately 65% of his base pay. Mr. Saban's bonus payment was based on the achievement of financial goals for revenue and EBITDA of the Company. In addition, the individual component was awarded to Mr. Saban based on his achievement of individual measures, including customer retention and satisfaction, leadership, ability to attract, retain, and build high performance teams, and operational improvements in the Company to support the growth in operations.

Equity Awards. In 2013, Mr. Saban was awarded 20,050 options and 8,020 time-based RSUs, each vesting in one-fourth increments, and a target performance-based RSU award of 8,020 with a maximum award opportunity equal to 16,040 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 12,320 performance-based RSUs vested at the end of 2013 for achievement of specific financial results of the Company for the cumulative three year period from 2011 to 2013 as previously discussed.

Compensation of Mr. Berman

Base Salary. Mr. Berman's base salary in 2013 was $310,000, an increase of 12.7% over his 2012 base salary.

Annual Bonus. Mr. Berman's 2013 bonus was based substantially on the Company's achievement of financial performance objectives (80%) and individual performance (20%). Mr. Berman's 2013 target bonus was 50% of his base pay, or $155,000. Mr. Bermann was eligible to earn up to 200% of his target bonus, based on achievement of specified performance objectives, as determined by the Compensation Committee Mr. Berman received a payout under the 2013 annual bonus plan of $147,250 as a result of achieving individual and financial threshold performance objectives, representing approximately 48% of his base pay. Mr. Berman's bonus payment was based on the achievement of financial goals for revenue and EBITDA of the Company. In addition, the individual component was awarded to Mr. Berman based on his achievement of individual measures, including leadership, ability to attract, retain, and build high performance teams, and operational improvements in the Company to support growth in operations.

Equity Awards. In 2013, Mr. Berman was awarded 6,950 options and 2,780 time-based RSUs, each vesting in one-fourth increments, and a target performance-based RSU award of 2,780 RSUs with a maximum award opportunity equal to 5,560 performance-based RSUs (dependent on Company results) pursuant to the Company's equity award program to properly reward his contributions, encourage retention, motivate, increase his share ownership and solidify his commitment to the Company and the interest of our shareholders. In addition, 4,620 performance-based RSUs vested at the end of 2013 for achievement of specific financial results of the Company for the cumulative three year period from 2011 to 2013 as previously discussed.

Compensation Committee Report

The Compensation Committee oversees the Company's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Circular and Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Circular and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

COMPENSATION COMMITTEE
Peter J. Bensen, Chair
Karen L. Katen
Anthony R. Masso

2013 Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers (“NEOs”) for the last three fiscal years ended December 31:

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total($)
Mark Thierer,	2013	$1,000,000	$—	$8,465,625	$1,612,931	$937,500	$41,000	$12,057,056
Chairman and	2012	$875,000	$—	$9,000,101	$1,333,342	$1,650,000	$38,000	$12,896,443
Chief Executive Officer	2011	$725,000	$—	$2,799,418	$1,519,920	$1,450,000	$21,000	$6,515,338

Jeffrey Park,	2013	$635,000	$—	$3,243,375	$533,642	$485,775	$34,000	$4,931,792
Executive Vice President and	2012	$525,000	$—	$1,599,998	$533,343	$787,500	$33,000	$3,478,841
Chief Financial Officer	2011	$450,000	$—	$1,158,103	$633,289	$675,000	$16,000	$2,932,392

John Romza,	2013	$320,000	$—	$572,063	$181,811	$197,600	$34,000	$1,305,474
Executive Vice President	2012	$311,000	$—	$634,500	$231,097	$212,250	$29,000	$1,417,847
Quality and Innovation	2011	$300,400	$—	$452,070	$171,495	$207,000	$16,000	$1,146,965

Joel Saban,	2013	$450,000	$—	$1,353,375	$429,872	$292,500	$30,000	$2,555,747
Executive Vice President,	2012	$370,000	$—	$846,000	$317,758	$375,000	$31,000	$1,939,758
Pharmacy Operations	2011	$350,000	$—	$510,337	$226,374	$242,000	$11,000	$1,339,711

Clifford Berman,	2013	$310,000	$—	$469,125	$149,008	$147,250	$35,000	$1,110,383
Senior Vice President,	2012	$275,080	$—	$423,000	$173,323	$160,000	$32,000	$1,063,403
General Counsel and Corporate Secretary	2011	$260,000	$—	$203,934	$112,544	$138,000	$16,000	$730,478

(1)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The amounts reported in the column are calculated at the maximum level based upon the probable outcome on the grant date for the Company's performance-based RSU awards. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report on Form 10-K”) for more information on the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for more information on the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

(3)
Other compensation consists of the health and welfare contributions of $15,000 for Messrs. Thierer, Saban and Berman and $13,000 for Messrs. Park and Romza, as well as vehicle allowance, 401(k) match, Company-paid life insurance premiums for each of the NEOs and an executive health exam.

2013 Grants of Plan-Based Awards Table

The following table sets forth information concerning grants under the Company's Annual Bonus Plan and LTIP to the NEOs during the fiscal year ended December 31, 2013:

			Estimated Future Payments Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark	Annual bonus plan	—	$625,000	$1,250,000	$2,500,000	—	—	—	—	—	—	—
Thierer	Stock options	3/6/2013	—	—	—	—	—	—	—	75,230	$56.25	$1,612,931
	Time-based restricted stock units	3/6/2013	—	—	—	—	—	—	30,100	—	—	$1,693,125
	Performance-based restricted stock units	3/6/2013	—	—	—	30,100	60,200	120,400	—	—	—	$6,772,500
Jeffrey	Annual bonus plan	—	$285,750	$571,500	$1,143,000	—	—	—	—	—	—	—
Park	Stock options	3/6/2013	—	—	—	—	—	—	—	24,890	$56.25	$533,642
	Time-based restricted stock units	3/6/2013	—	—	—	—	—	—	9,960	—	—	$560,250
	Time-based restricted stock units	3/6/2013	—	—	—	—	—	—	27,780	—	—	$1,562,625
	Performance-based restricted stock units	3/6/2013	—	—	—	4,980	9,960	19,920	—	—	—	$1,120,500
John	Annual bonus plan	—	$104,000	$208,000	416,000	—	—	—	—	—	—	—
Romza	Stock options	3/6/2013	—	—	—	—	—	—	—	8,480	$56.25	$181,811
	Time-based restricted stock units	3/6/2013	—	—	—	—	—	—	3,390	—	—	$190,688
	Performance-based restricted stock units	3/6/2013	—	—	—	1,695	3,390	6,780	—	—	—	$381,375
Joel	Annual bonus plan	—	$146,250	$292,500	585,000	—	—	—	—	—	—	—
Saban	Stock options	3/6/2013	—	—	—	—	—	—	—	20,050	$56.25	$429,872
	Time-based restricted stock units	3/6/2013	—	—	—	—	—	—	8,020	—	—	$451,125
	Performance-based restricted stock units	3/6/2013	—	—	—	4,010	8,020	16,040	—	—	—	$902,250
Clifford	Annual bonus plan	—	$77,500	$155,000	310,000	—	—	—	—	—	—	—
Berman	Stock options	3/6/2013	—	—	—	—	—	—	—	6,950	$56.25	$149,008
	Time-based restricted stock units	3/6/2013	—	—	—	—	—	—	2,780	—	—	$156,375
	Performance-based restricted stock units	3/6/2013	—	—	—	1,390	2,780	5,560	—	—	—	$312,750

(1)
The bonus amounts represent bonus opportunities under the Company's Annual Bonus Plan. The bonus opportunities are based on the Company's achievement of financial performance measures, as well as individual performance metrics. The actual bonus payouts under the Company's Annual Bonus Plan were made in early 2014 and are discussed in the “Compensation Paid to Our NEOs in 2013” section of this Proxy Circular and Proxy Statement and reported in the “2013 Summary Compensation Table” as non-equity incentive plan compensation.

(2)
The RSUs reported in this column were granted under the LTIP. The RSUs vest on December 31, 2015 if the Company meets or exceeds a performance threshold with respect to cumulative EPS for each of the fiscal years ended December 31, 2013, 2014, and 2015.

(3)
The RSUs reported in this column were granted under the LTIP. Mr. Park was awarded 9,960 RSUs that vest in one-fourth increments annually on the anniversary of the grant date and 27,780 RSUs that cliff vest after a four year period. The RSUs for Messrs. Thierer, Romza, Saban and Berman vest in one-fourth increments annually on the anniversary of the grant date.

(4)
The stock options reported in this column are nonqualified stock options granted under the LTIP. The options vest in one-fourth increments annually on the anniversary of the grant date. The options expire seven years from the grant date.

(5)
The amounts shown in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. These amounts reflect the grant date fair value of the award and do not correspond to the actual value that will be recognized by the NEOs. The fair values for the performance-based restricted stock units are based on probable achievement of the performance conditions. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for more information on the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

As of December 31, 2013, the Company had employment agreements with each of its NEOs. The following is a description of the terms of each NEO's employment agreement, which are relevant to an understanding of the 2013 Summary Compensation Table and 2013 Grants of Plan-Based Awards Table. Under the terms of each NEO's employment agreement, the NEOs are subject to certain post-employment obligations, including obligations related to: (i) non-disclosure of the Company's trade secrets, confidential and proprietary information; (ii) non-solicitation of the Company's employees and customers for a period of 12 months following termination of employment (or 24 months in the case of Messrs. Berman, Park and Thierer, assuming, in the case of Messrs. Park and Thierer, that such executives are eligible to receive severance benefits); and (iii) non-competition for a period of 12 months following termination of employment (or 24 months in the case of Messrs. Berman, Park and Thierer, assuming, in the case of Messrs. Park and Thierer, that such executives are eligible to receive severance benefits).

Employment Agreement with Mark Thierer, Chairman and Chief Executive Officer

On August 5, 2008, the Company entered into an employment agreement with Mark Thierer, Chairman, Chief Executive Officer and a member of the Board of Directors (the “Thierer Employment Agreement”). The initial term of the Thierer Employment Agreement ended on June 29, 2011 and automatically renews for additional one-year periods unless earlier terminated. The term will not be renewed if either the Company or Mr. Thierer provides notice of intent not to renew at least 60 days prior to the expiration of the initial term or applicable renewal term. Any such notice provided by the Company that results in Mr. Thierer's employment with the Company terminating will be deemed to be a Termination by the Company without Cause (as defined in the Thierer Employment Agreement). The Thierer Employment Agreement provides that, during its term, Mr. Thierer will be slated as a nominee to the Company's Board of Directors as long as he remains Chief Executive Officer, provided that he will resign from the Board of Directors if he ceases to be Chief Executive Officer. The Thierer Employment Agreement provides for eligibility to participate in the Company's annual bonus program, with a maximum bonus payout opportunity of 200% of his annual base salary. The Thierer Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Thierer Employment Agreement, in the event the Thierer Employment Agreement terminates because of Mr. Thierer's Death or Total Disability (as defined in the Thierer Employment Agreement), Mr. Thierer would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination and (ii) a payment of his incentive compensation bonus for the year in which the Thierer Employment Agreement was terminated prorated to the date of termination. If the Thierer Employment Agreement is terminated because Mr. Thierer resigns other than a Resignation for Good Reason (as defined in the Thierer Employment Agreement) or as a result of a Termination by the Company for Cause (as defined in the Thierer Employment Agreement), Mr. Thierer would be entitled to receive his annual base salary and accrued but unused vacation time through the date of termination and be entitled to participate in the Company's executive welfare programs through the date of termination and, to the extent permitted under such plans, thereafter. If the Thierer Employment Agreement is terminated as a result of a Termination by the Company without Cause (that is not a Termination Arising Out of a Change of Control, as defined in the Thierer Employment Agreement) or by Mr. Thierer as a result of a Resignation for Good Reason, Mr. Thierer would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment of his incentive compensation bonus target for the year prior to the year in which the Thierer Employment Agreement was terminated prorated to the date of termination, (iii) a lump sum payment equal to two times his annual base salary, (iv) a lump sum payment equal to two times his incentive compensation bonus target for the year in which the Thierer Employment Agreement is terminated, (v) payment of COBRA insurance continuation benefits on behalf of Mr. Thierer, his spouse and dependents for 18 months following termination and (vi) outplacement services for up to 12 months following termination. If the Thierer Employment Agreement is terminated by the Company (whether or not as a result of a Termination by the Company for Cause) or by Mr. Thierer (whether or not as a result of a Resignation for Good Reason) within 12 months following a change of control of the Company, Mr. Thierer would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment of his incentive compensation bonus target for the year in which the Thierer Employment Agreement was terminated prorated to the date of termination, (iii) a lump sum payment equal to three times his annual base salary, (iv) a lump sum payment equal to three times his incentive compensation bonus target for the year in which the Thierer Employment Agreement is terminated, (v) payment of COBRA insurance continuation benefits on behalf of Mr. Thierer, his spouse and dependents for 18 months following termination and (vi) outplacement services for up to 12 months following termination. The Thierer Employment Agreement further provides that if severance benefits payable after a change of control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Internal Revenue Code, then Mr. Thierer will be entitled to receive an additional cash payment in an amount necessary to pay such taxes (including an amount to pay the taxes on such additional cash payment). In addition to the above benefits, upon a change of control of the Company or upon termination of the Thierer Employment Agreement as a result of Mr. Thierer's Resignation for Good Reason, Mr. Thierer's Death or Total Disability, a Termination by the Company without Cause or a Termination Arising Out of a Change of Control, all unvested equity in the Company held by Mr. Thierer, including stock options and restricted stock units, will immediately vest.

In March 2014, the Board of Directors approved modifications to the Thierer Employment Agreement to eliminate the change of control single trigger (“walkaway”) cash severance, any and all excise tax gross-ups, and the evergreen contract duration of the agreement and to extend the period following a change of control in which the executive could receive change of control severance benefits from 12 months to 24 months after a change of control . The amended and restated employment agreement also extends the period in which Mr. Thierer is subject to non-competition and employee and customer non-solicitation covenants from 12 months to 24 months following termination of employment, provided Mr. Thierer is eligible to receive severance benefits. In addition to the above benefits, upon a change of control of the Company or upon termination of the Thierer Employment Agreement as a result of Mr. Thierer's Resignation for Good Reason, Mr. Thierer's Death or Total Disability, a Termination by the Company without Cause or a Termination Arising Out of a Change of Control, all unvested equity in the Company granted before January 1, 2014 held by Mr. Thierer, including stock options and restricted stock units, will immediately vest. Beginning with the 2014 grants, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) is required to vest in awards (i.e., considered a “double trigger”).

Employment Agreement with Jeffrey Park, Executive Vice President and Chief Financial Officer

On August 5, 2008, the Company entered into an employment agreement with Jeffrey Park, Executive Vice President and Chief Financial Officer (the “Park Employment Agreement”). The initial term of the Park Employment Agreement ended on June 29, 2011 and automatically renews for additional one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Park provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Park's employment with the Company terminating will be deemed to be a Termination by the Company without Cause (as defined in the Park Employment Agreement). The Park Employment Agreement provides that during its term Mr. Park will serve as Executive Vice President and Chief Financial Officer of the Company. The Park Employment Agreement provides for eligibility to participate in the Company's annual bonus program, with a maximum bonus opportunity of 150% of his annual base salary. The Park Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Park Employment Agreement, in the event the Park Employment Agreement terminates because of Mr. Park's Death or Total Disability (as defined in the Park Employment Agreement), Mr. Park would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination and (ii) a payment of his incentive compensation bonus for the year in which the Park Employment Agreement was terminated prorated to the date of termination of employment. If the Park Employment Agreement is terminated as a result of Mr. Park's resignation or a Termination by the Company for Cause (as defined in the Park Employment Agreement), Mr. Park would be entitled to receive his annual base salary and accrued but unused vacation time through the date of termination and be entitled to participate in the Company's executive welfare programs through the date of termination and, to the extent permitted under such plans, thereafter. If the Park Employment Agreement is terminated as a result of a Termination by the Company without Cause (that is not a Termination Arising Out of a Change of Control), terminated by the Company (whether or not as a result of a Termination by the Company for Cause) or by Mr. Park (whether or not as a result of a Resignation for Good Reason), Mr. Park would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment of his incentive compensation bonus target for the year prior to the year in which the Park Employment Agreement was terminated prorated to the date of termination, (iii) a lump sum payment equal to two times his annual base salary, (iv) a lump sum payment equal to two times his incentive compensation bonus target for the year in which the Park Employment Agreement is terminated, (v) payment of COBRA insurance continuation benefits on behalf of Mr. Park, his spouse and dependents for 18 months following termination and (vi) outplacement services for up to 12 months following termination. The Park Employment Agreement further provides that if severance benefits payable after a change of control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Internal Revenue Code, then Mr. Park will be entitled to receive an additional cash payment in an amount necessary to pay such taxes (including an amount to pay the taxes on such additional cash payment). In addition to the above benefits, upon termination of the Park Employment Agreement as a result of Mr. Park's Death or Total Disability, a Termination by the Company without Cause or Termination Arising Out of a Change of Control, all unvested equity in the Company held by Mr. Park, including stock options and restricted stock units, will immediately vest.
In March 2014, the Board of Directors approved modifications to the Park Employment Agreement to eliminate the change of control single trigger “walkaway” cash severance, any and all excise tax gross-ups, and the evergreen contract duration of the agreement and to extend the period following a change of control in which the executive could receive change of control severance benefits from 12 months to 24 months after a change of control. The amended and restated employment agreement also extends the period in which Mr. Park is subject to non-competition and employee and customer non-solicitation covenants from 12 months to 24 months following termination of employment, provided Mr. Park is eligible to receive severance benefits. In addition to the above benefits, upon a change of control of the Company or upon termination of the Park Employment Agreement as a result of Mr. Park's Resignation for Good Reason, Mr. Park's Death or Total Disability, a Termination by the Company without Cause or a Termination Arising Out of a Change of Control, all unvested equity in the Company granted before January 1, 2014 held by Mr. Park, including stock options and restricted stock units, will immediately vest. Beginning with the 2014 grants, in the event of a change of control, a qualifying termination of employment (or the acquirer’s failure to assume such awards) is required to vest in awards (i.e., considered a “double trigger”).

Employment Agreement with John Romza, Executive Vice President, Quality and Innovation

On November 6, 2008, the Company entered into an employment agreement with John Romza, Executive Vice President, Quality and Innovation (the “Romza Employment Agreement”). The initial term of the Romza Employment Agreement ended on June 30, 2010 and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Romza provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Romza's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Romza Employment Agreement). The Romza Employment Agreement provides that during its term Mr. Romza will serve as Executive Vice President, Research and Development and Chief Technology Officer of the Company. The Romza Employment Agreement provides for an incentive compensation bonus targeted at 65% of Mr. Romza's annual base salary (the specific percentage to be set annually by the Compensation Committee). The Romza Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Romza Employment Agreement, in the event the Romza Employment Agreement terminates because of Mr. Romza's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Romza Employment Agreement),

Mr. Romza would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Romza Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Romza Employment Agreement), Mr. Romza would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Romza Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Romza Employment Agreement), Mr. Romza would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to two times his then-current annual base salary plus an amount equal to his incentive compensation bonus target at the time of termination.

Employment Agreement with Joel Saban, Executive Vice President, Pharmacy Operations

On June 22, 2010, the Company entered into an employment agreement with Joel Saban (the “Saban Employment Agreement”). The initial term of the Saban Employment Agreement ended on December 31, 2010 and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Saban provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Saban's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Saban Employment Agreement). The Saban Employment Agreement provides that during its term Mr. Saban will serve as Executive Vice President, Pharmacy Operations. The Saban Employment Agreement provides for an incentive compensation bonus targeted at 65% of Mr. Saban's annual base salary (the specific percentage to be set annually by the Compensation Committee). The Saban Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Saban Employment Agreement, in the event the Saban Employment Agreement terminates because of Mr. Saban's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Saban Employment Agreement), Mr. Saban would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Saban Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Saban Employment Agreement), Mr. Saban would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Saban Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Saban Employment Agreement), Mr. Saban would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to two times his then-current annual base salary plus an amount equal to his incentive compensation bonus target at the time of termination.

Employment Agreement with Clifford Berman, Senior Vice President, General Counsel and Corporate Secretary

On February 16, 2008, the Company entered into an employment agreement with Clifford Berman (the “Berman Employment Agreement”). The initial term of the Berman Employment Agreement ended on December 31, 2008 with and automatically renews for one-year periods unless earlier terminated. The term will not be renewed for a renewal year if either the Company or Mr. Berman provides notice of intent not to renew at least 60 days prior to the expiration of the applicable renewal term. Any such notice provided by the Company that results in Mr. Berman's employment with the Company terminating will be deemed to be a Termination by the Company Without Cause (as defined in the Berman Employment Agreement). The Berman Employment Agreement provides that during its term Mr. Berman will serve as Senior Vice President, General Counsel, and Corporate Secretary. The Berman Employment Agreement provides for an incentive compensation bonus targeted at 50% of Mr. Berman's annual base salary (the specific percentage to be set annually by the Board of Directors). The Berman Employment Agreement also provides for a monthly car allowance, expense reimbursement for reasonably incurred business expenses and insurance benefits.

Under the Berman Employment Agreement, in the event the Berman Employment Agreement terminates because of Mr. Berman's Death, Total Disability, Resignation, or Termination by the Company for Cause (as such terms are defined in the Berman Employment Agreement), Mr. Berman would be entitled to receive his annual base salary and accrued but unused vacation through the date of termination and be entitled to participate in the Company's executive welfare plans and programs through the date of termination and, to the extent permitted under such plans and programs, thereafter. If the Berman Employment Agreement is terminated as a result of a Termination by the Company Without Cause (as defined in the Berman Employment Agreement), Mr. Berman would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance payment equal to his then-current annual base salary, payable according to the Company's regular payroll schedule. If the Berman Employment Agreement is terminated as a result of a Termination Arising Out of a Change of Control (as defined in the Berman Employment Agreement), Mr. Berman would be entitled to receive (i) his annual base salary and accrued but unpaid vacation through the date of termination, (ii) a payment equal to his incentive compensation bonus, if any, for the year in which the agreement was terminated, prorated to the date of termination and (iii) a severance lump-sum payment equal to one and one-half times his then-current annual base salary plus one times his incentive compensation bonus target at the time of termination.

Awards
In March 2013, the Compensation Committee granted the NEOs long-term incentive awards under the LTIP. The 2013 long-term incentive awards consisted of performance-based RSUs, time-based RSUs and stock option awards. Each NEO received time-based RSUs and stock options that vest in one-fourth increments on each grant date anniversary. In 2013, the Company also granted to Mr. Park time-based RSUs that cliff vest after a four year period. The performance-based RSUs vest if the Company meets a performance threshold with respect to cumulative EPS for each of the fiscal years ended December 31, 2013, 2014 and 2015 (unless earlier vested as described below). The vesting of the performance-based RSUs for performance in between “threshold” and “target” and “target” and “maximum” shall be determined linearly. During the restriction period, dividend equivalents equal to the dividends payable, if any, on the same number of common shares will accrue on the time-based RSUs and performance-based RSUs. The dividends payable, if any, will be paid out in cash on the vesting date.

The 2013 stock option award agreements provide that, except as otherwise provided for in an employment agreement with the NEO, the unvested stock options will terminate upon the NEO ceasing to be an employee of the Company. In the case of a change of control, the stock option award agreement provides that the unvested stock options will immediately become fully exercisable. . Effective for the 2014 stock grants, in the case of a change of control and a qualifying termination of employment (or the acquirer’s failure to assume such awards), the stock option award agreement provides that the unvested stock options will immediately become fully exercisable.

The 2013 time-based RSU agreements provide that, except as otherwise provided for in an employment agreement, the award shall become fully vested if the NEO's employment terminates by reason of permanent disability or death. If the NEOs employment terminates for any reason other than permanent disability or death, then the portion of the award that is not vested as of the date of termination shall be forfeited and cancelled immediately unless otherwise provided for in the NEO's employment agreement. In the event of a change of control, the time-based RSUs fully vest. Effective for the 2014 grants, in the case of a change of control and a qualifying termination of employment (or the acquirer’s failure to assume such awards), the time-based RSUs fully vest.

The 2013 performance-based RSU agreements provide that, except as otherwise provided for in an employment agreement, if the NEO's employment terminates prior to the end of the performance period by reason of Termination Without Cause or Termination Due to Permanent Disability or Death, the award will vest based on actual performance calculated to the date of termination of employment. If the NEO's employment terminates for any reason other than Termination Without Cause or Termination Due to Permanent Disability or Death, then the portion of the award that is not vested as of the date of termination will be forfeited and canceled immediately unless otherwise provided for in the NEO's employment agreement. In the event of a change of control, the awards will vest based on “target” achievement level. Effective for the 2014 grants, in the case of a change of control and a qualifying termination of employment (or the acquirer’s failure to assume such awards), the awards will vest based on “target” achievement level.

2013 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information on the current holdings of stock options, time-based RSUs, and performance-based RSUs by the NEOs at December 31, 2013:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark	49,904	—	$6.39	6/4/2009	6/4/2016 (1)	226,338	(2)	$10,742,001	196,052	$9,304,628
Thierer	18,700	18,700	$15.13	3/10/2010	3/10/2017 (1)
	70,900	70,904	$25.12	3/9/2011	3/9/2018 (1)
	23,078	69,236	$35.25	3/6/2012	3/6/2019 (1)
	—	75,230	$56.25	3/6/2013	3/6/2020 (1)
Total	162,582	234,070				226,338		$10,742,001	196,052	$9,304,628
Jeffrey	—	7,480	$15.13	3/10/2010	3/10/2017 (1)	59,840	(3)	$2,840,006	50,180	$2,381,543
Park	—	29,544	$25.12	3/9/2011	3/9/2018 (1)
	9,230	27,696	$35.25	3/6/2012	3/6/2019 (1)
	—	24,890	$56.25	3/6/2013	3/6/2020 (1)
Total	9,230	89,610				59,840		$2,840,006	50,180	$2,381,543
John	58,000	—	$6.39	6/4/2009	6/4/2016 (1)	12,890	(4)	$611,759	18,780	$891,299
Romza	15,840	5,280	$15.13	3/10/2010	3/10/2017 (1)
	8,000	8,000	$25.12	3/9/2011	3/9/2018 (1)
	4,000	12,000	$35.25	3/6/2012	3/6/2019 (1)
	—	8,480	$56.25	3/6/2013	3/6/2020 (1)
Total	85,840	33,760				12,890		$611,759	18,780	$891,299
Joel	50,400	16,800	$19.91	9/7/2010	9/7/2017 (1)	22,920	(5)	$1,087,783	32,040	$1,520,618
Saban	10,560	10,560	$25.12	3/9/2011	3/9/2018 (1)
	5,500	16,500	$35.25	3/6/2012	3/6/2019 (1)
	—	20,050	$56.25	3/6/2013	3/6/2020 (1)
Total	66,460	63,910				22,920		$1,087,783	32,040	$1,520,618
Cliff	—	2,200	$15.13	3/10/2010	3/10/2017 (1)	8,192	(6)	$388,792	13,560	$643,558
Berman	—	5,252	$25.12	3/9/2011	3/9/2018 (1)
	—	9,000	$35.25	3/6/2012	3/6/2019 (1)
	—	6,950	$56.25	3/6/2013	3/6/2020 (1)
Total	—	23,402				8,192		$388,792	13,560	$643,558

(1)	These options will vest in one-fourth increments on each grant date anniversary.

(2)
This amount consists of 10,780 RSUs, 15,244 RSUs, 28,370 RSUs and 30,100 RSUs granted on March 10, 2010, March 9, 2011, March 6, 2012, and March 6, 2013 respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Thierer is still employed by the Company on the vesting date. In addition, the amount granted on March 6, 2012 includes 70,922 RSUs that cliff vest on March 6, 2015 and 70,922 RSUs that cliff vest on March 6, 2016, provided that, in each case Mr. Thierer is still employed by the Company on the vesting date.

(3)
This amount consists of 4,400 RSUs, 6,352 RSUs, 11,348 RSUs and 9,960 RSUs granted on March 10, 2010, March 9, 2011, March 6, 2012 and March 6, 2013, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Park is still employed by the Company on the vesting date. In addition, the amount granted on March 6, 2013 includes 27,780 RSUs that cliff vest on March 6, 2017 provided that, in each case Mr. Park is still employed by the Company on the vesting date.

(4)
This amount consists of 2,000 RSUs, 3,000 RSUs, 4,500 RSUs and 3,390 RSUs granted on, March 10, 2010, March 9, 2011, March 6, 2012 and March 6, 2013, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Romza is still employed by the Company on the vesting date.

(5)
This amount consists of 4,900 RSUs, 4,000 RSUs, 6,000 RSUs and 8,020 RSUs granted on September 7, 2010, March 9, 2011, March 6, 2012, and March 6, 2013 respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case Mr. Saban is still employed by the Company on the vesting date.

(6)
This amount consists of 660 RSUs, 1,752 RSUs, 3,000 RSUs and 2,780 RSUs granted on March 10, 2010, March 9, 2011, March 6, 2012 and March 6, 2013, respectively, that vest in one-fourth increments on each grant date anniversary; provided that, in each case, Mr. Berman is still employed by the Company on the vesting date.

(7)
The amounts reported in this column assume the associated performance targets will be met at the maximum achievement level of performance-based RSUs granted on March 6, 2012 and March 6, 2013. The awards granted in 2012 and 2013 are scheduled to vest on December 31, 2014 and December 31, 2015, respectively. The 2012 and 2013 grants at maximum levels were as follows: Mr. Thierer 2012 - 75,652, 2013 - 120,400; Mr. Park 2012 - 30,260, 2013 - 19,920; Mr. Romza 2012 - 12,000, 2013 - 6,780; Mr. Saban 2012 - 16,000, 2013 - 16,040; and Mr. Berman 2012 - 8,000, 2013 - 5,560.

2013 Option Exercises

The following table sets forth the stock options exercised and vesting of RSUs for each NEO during the fiscal year ended December 31, 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
Mark Thierer	—	$—	120,998	$5,742,565
Jeffrey Park	42,306	$1,419,516	49,654	$2,356,579
John Romza	145,332	$6,792,503	20,400	$968,184
Joel Saban	—	$—	21,220	$1,007,101
Clifford Berman	21,188	$812,819	8,702	$412,997

(1) These stock awards represent time-based RSUs that vested in 2013 and performance-based RSUs that vested on December 31, 2013, but were issued in 2014. The number of performance-based RSUs which vested on December 31, 2013 were 80,976, 33,408, 12,000, 12,320 and 4,620 for Messrs. Thierer, Park, Romza, Saban and Berman, respectively. The value realized for performance-based RSUs was calculated using the Company's year-end closing market price of $47.46 per share.

2013 Nonqualified Deferred Compensation

Effective as of January 1, 2009, the Company established a deferred compensation plan (the “Deferred Compensation Plan”) for the purpose of providing certain employees an opportunity to defer compensation on a pre-tax basis. Employees eligible to participate in the Deferred Compensation Plan are selected by the sole discretion of a Plan Committee appointed by the Board of Directors of the Company.

Eligible employees who elect to participate in the Deferred Compensation Plan may defer up to 100% of annual base salary and up to 100% of incentive compensation and other compensation, fees and retainers. Participants in the Deferred Compensation Plan may make an investment preference election with the Plan Committee to express their investment category preferences in which their deferrals will be invested. A variety of investment options are available in an array of asset classes, offering the opportunity for diversification. The investment crediting choices are mutual funds available through variable insurance products. Plan participant's earnings are based on the gains and losses from the participant's selected funds. The Company does not match any contributions made by the plan participants, nor does it provide additional earnings on the contributions made.

Each plan year's deferral balance may have a separate distribution schedule determined by the Deferred Compensation Plan participant. Distributions are taxable as ordinary income when received. Deferred Compensation Plan participants may elect to receive a plan year deferral balance at a specified future date while employed (scheduled in-service withdrawal) and/or at termination, as defined in the Deferred Compensation Plan.

The following table provides information regarding our nonqualified deferred compensation plan for the NEOs that participated in 2013.

Name	Executive Contributions in Last FY($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals / Distributions in Last FY($)	Aggregate Balance at Last FYE($) (2)
Mark Thierer	—	—	59,000	(24,000)	341,000
John Romza	127,000	—	41,000	—	484,000

(1)	These amounts are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the “Summary Compensation Table.”

(2)	The following amounts were previously reported as compensation to the NEOs in Summary Compensation Tables for 2012 and 2011. These amounts consist of Executive Contributions as follows:

Name	Executive Contributions in 2012	Executive Contributions in 2011
Mark Thierer	—	258,000
John Romza	52,000	93,000

Potential Payments upon Termination or Change of Control

The estimated payments to each NEO triggered in the event of an involuntary termination without cause, retirement, death, disability, involuntary termination with cause and voluntary termination, as well as in the event of a change of control of the Company with and without a termination of employment on December 31, 2013, are set forth in the table below.

Summary of Potential Payments upon Termination or Change of Control (Fiscal Year 2013)

Name	Termination Scenario	Equity Awards ($)(1)	Severance Pay ($)	Other ($)(5)	Total ($)
Mark Thierer (2)	Termination for Cause	—	—	—	—
	Death or Total Disability	21,597,000	—	—	21,597,000
	Termination without Cause	21,597,000	4,500,000	35,000	26,132,000
	Resignation for Good Reason	21,597,000	4,500,000	35,000	26,132,000
	Termination following Change of Control	18,429,000	6,750,000	35,000	25,214,000
Jeffrey Park (3)	Termination for Cause	—	—	—	—
	Death or Total Disability	6,006,000	—	—	6,006,000
	Termination without Cause	6,006,000	2,413,000	35,000	8,454,000
	Resignation for Good Reason	—	—	—	—
	Termination following Change of Control	5,409,000	2,413,000	35,000	7,857,000
John Romza (4)	Termination for Cause	—	—	—	—
	Resignation, Death, or Total Disability	1,268,000	—	—	1,268,000
	Termination without Cause	656,000	320,000	—	976,000
	Resignation for Good Reason	—	—	—	—
	Termination following Change of Control	1,553,000	848,000	—	2,401,000
Joel Saban (4)	Termination for Cause	—	—	—	—
	Resignation, Death, or Total Disability	2,294,000	—	—	2,294,000
	Termination without Cause	1,207,000	450,000	—	1,657,000
	Resignation for Good Reason	—	—	—	—
	Termination following Change of Control	2,748,000	1,193,000	—	3,941,000
Clifford Berman (4)	Termination for Cause	—	—	—	—
	Resignation, Death, or Total Disability	875,000	—	—	875,000
	Termination without Cause	487,000	310,000	—	797,000
	Resignation for Good Reason	—	—	—	—
	Termination following Change of Control	1,009,000	620,000	—	1,629,000

(1)
Amounts in these columns reflect the equity values to be received upon a termination or a change of control calculated in accordance with the NEO's employment agreement or the equity award agreement, as applicable. In the case of RSU grants, the equity value was determined by multiplying the closing price of $47.46 per share on December 31, 2013 by the number of unvested RSUs that would vest upon a change of control or qualifying termination of employment. In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing price of $47.46 per share on December 31, 2013 and (ii) the number of unvested option shares that would vest upon a change of control or qualifying termination of employment.

(2)	The calculation with respect to unvested equity awards reflects the following additional assumptions under Mr. Thierer's equity award agreements or employment agreement, as applicable:

Event	Unvested Stock Options	Unvested RSUs (Time-Based Vesting)	Unvested RSUs (Performance-Based Vesting)
Change of Control	Vest in full.	Vest in full.	Vest at “target” achievement level.
Termination Arising Out of a Change of Control (as defined in the employment agreement)	Vest in full.	Vest in full.	Vest at “target” achievement level.
Disability or Death	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Termination Without Cause	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Resignation for Good Reason	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Other Termination Events	Forfeit.	Forfeit.	Forfeit.

(3)	The calculation with respect to unvested equity awards reflects the following additional assumptions under Mr. Park's equity award agreements or employment agreement, as applicable:

Event	Unvested Stock Options	Unvested RSUs (Time-Based Vesting)	Unvested RSUs (Performance-Based Vesting)
Change of Control	Vest in full.	Vest in full.	Vest at “target” achievement level.
Termination Arising Out of a Change of Control (as defined in the employment agreement)	Vest in full.	Vest in full.	Vest at “target” achievement level.
Disability or Death	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Termination Without Cause	Vest in full.	Vest in full.	Vest based on actual performance to date of termination.
Other Termination Events	Forfeit.	Forfeit.	Forfeit.

(4)
The calculation with respect to unvested equity awards reflects the following additional assumptions under the equity award agreements or employment agreements, as applicable for Messrs Saban, Romza and Berman:

Event	Unvested Stock Options	Unvested RSUs (Time-Based Vesting)	Unvested RSUs (Performance-Based Vesting)
Change of Control	Vest in full.	Vest in full.	Vest at “target” achievement level.
Disability or Death	Forfeit.	Vest in full.	Vest based on actual performance to date of termination.
Termination Without Cause	Forfeit.	Forfeit.	Vest based on actual performance to date of termination.
Other Termination Events	Forfeit.	Forfeit.	Forfeit.

(5)
Pursuant to the agreements, the Company will make payment of COBRA insurance continuation benefits on behalf of Messrs. Thierer and Park, their spouses and dependents for 18 months following termination totaling an estimated $35,000 for each executive.

Under the employment agreements, a change of control is generally defined to include (i) the acquisitions by someone other than the Company of more than 50% of the voting power of the outstanding common shares, (ii) the approval of a merger, consolidation, recapitalization, reorganization, reverse stock split or consummation of any other corporate transaction requiring shareholder approval other than a transaction that would result in at least 75% of the total voting power continuing to be held by at least 75% of the Company's shareholders prior to such corporate transaction, or (iii) shareholder approval of a complete liquidation of the Company or an agreement for the sale of all or a substantial portion of the assets of the Company. Under Messrs. Thierer's and Park's 2013 employment agreements, a Termination Arising Out of a Change of Control is generally defined as the resignation of the executive or termination by the Company within 12 months of a change of control. As discussed above, in March 2014, the Board of Directors approved modifications to Messrs. Thierer’s and Park’s employment agreements to eliminate the change of control single trigger “walkaway” cash severance and to extend the period following a change of control in which the executive could receive change of control severance benefits from 12 months to 24 months after a change of control. Under the employment agreements for Messrs. Romza, Saban and Berman, a Termination Arising Out of a Change of Control generally occurs if the executive is not retained in his current position or offered a comparable position.

Under the equity award agreements, a change of control is generally defined to include (i) the acquisition by a person or entity of 50% of either the outstanding shares of the Company or the combined voting power of such shares, with certain exceptions; (ii) an unapproved change in a majority of the Board members; (iii) certain corporate restructurings, including certain mergers or consolidations; and (iv) the consummation of a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company, subject to certain exceptions.

Under Mr. Thierer's employment agreement, a resignation for good reason is generally defined as a voluntary termination within 90 days after the Company's breach of the employment agreement, the executive is assigned duties that are inconsistent with his position or significantly diminish his responsibilities, the relocation of the executive or the material diminution of executive's annual base compensation.

Please see the narrative following the Summary Compensation Table and Grants of Plan-Based Awards Table above for a description of the terms of employment agreements the Company has entered into with each NEO as well as the material terms of the 2013 long-term incentive awards.

Compensation of Directors

During 2013, under the Company's director compensation program each non-management director received an annual retainer of $75,000, the Lead Independent Director received a fee of $75,000, the Chairman of the Audit Committee received a fee of $20,000, the Chairman of the Compensation Committee received a fee of $15,000, the Chairman of the Nominating and Corporate Governance Committee received a fee of $5,000 and each committee member received a fee of $10,000, $7,500 and $5,000 for each of the audit, compensation and nominating and governance committees, respectively in which the director serves. Directors are also reimbursed for travel expenses incurred in connection with their respective attendances. In 2013, each non-management director received an annual time-based RSU grant, which vests in half increments annually on each grant date anniversary. Directors who are also members of management do not receive director's fees.

The following table sets forth the compensation paid to the directors of the Company during the fiscal year ended December 31, 2013:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total Compensation
Peter J. Bensen	$90,000	$182,250	$272,250
Steven D. Cosler	$155,000	$182,250	$337,250
William J. Davis	$95,000	$182,250	$277,250
Steven B. Epstein	$80,000	$182,250	$262,250
Betsy D. Holden	$90,000	$182,250	$272,250
Karen L. Katen	$82,500	$182,250	$264,750
Harry M. Kraemer	$85,000	$182,250	$267,250
Anthony R. Masso	$82,500	$182,250	$264,750

(1)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 10 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for more information on the relevant assumptions used in calculating these amounts.

The aggregate number of equity awards outstanding as of December 31, 2013 for each of the directors noted above are as follows:

Name	Aggregate Option Awards Outstanding (#)	Aggregate RSU Awards Outstanding (#)
Peter J. Bensen	—	5,866
Steven D. Cosler	7,500	7,366
William J. Davis	—	7,366
Steven B. Epstein	—	5,866
Betsy D. Holden	—	3,709
Karen L. Katen	—	3,709
Harry M. Kraemer	—	7,178
Anthony R. Masso	—	7,366

2. Approval of the Amendment and Restatement of the Catamaran Corporation Incentive Plan

Introduction

The Company is asking shareholders to approve the Catamaran Corporation Amended and Restated Incentive Plan (“Amended and Restated Bonus Plan”) under which executive officers and other employees would be eligible to receive incentive awards based on the achievement of objective performance goals for performance periods commencing on or after January 1, 2014. The Bonus Plan was initially adopted by the Board of Directors on March 10, 2010 and approved by shareholders on May 12, 2010. On March 5, 2014, the Board of Directors approved the Amended and Restated Bonus Plan, subject to shareholder approval, primarily for the purpose of increasing the per-participant limitation on payments made with respect to any performance period from $3,000,000 to $7,000,000.

The Amended and Restated Bonus Plan will allow the Compensation Committee to utilize specified performance objectives (as more fully described below) when determining incentive awards. Should the Amended and Restated Bonus Plan receive shareholder approval, it is intended that the plan will qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which would generally allow awards granted under the plan to be tax deductible by us, assuming other applicable regulatory requirements are satisfied.

Description of the Amended and Restated Bonus Plan

The purpose of the Amended and Restated Bonus Plan is to retain and motivate officers and other employees of the Company and its subsidiaries who are designated by the Compensation Committee to participate in the Amended and Restated Bonus Plan for specified performance periods commencing on or after January 1, 2014 by providing such designated officers and employees with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded during the applicable performance period.

The following is a brief summary of some of the terms of the Amended and Restated Bonus Plan and is qualified in its entirety by, and made subject to, the Amended and Restated Bonus Plan set forth as Appendix A to this proxy statement and proxy circular.

All officers and other employees of the Company and its subsidiaries (approximately 4,000) are eligible to be designated for participation in the Amended and Restated Bonus Plan. The Compensation Committee will designate the eligible employees who will participate in the Amended and Restated Bonus Plan for a specified performance period, and will do so not later than 90 days after the beginning of the performance period or, if earlier, the date on which 25% of the performance period has been completed (the “Applicable Period”). As of March 24, 2014, approximately six officers and 12 employees have been selected by the Compensation Committee for participation in the Amended and Restated Bonus Plan for 2014.

Under the Amended and Restated Bonus Plan, payment of awards to participating employees is subject to the attainment of specific performance goals and other terms and conditions established by the Compensation Committee for each performance period during the Applicable Period. With respect to bonuses payable to persons who are, or are expected to be, employed as the chief executive officer or certain of the other most highly compensated executive officers of the Company as of the last day of the Company’s taxable year (“162(m) Covered Employees”), the applicable performance goals shall consist of one or more of the following performance goals: revenue growth; new revenue growth; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures; market share; gross profits; and/or comparisons with various stock market indices of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. With respect to participants who are not 162(m) Covered Employees and who are not expected to be 162(m) Covered Employees at any time during the applicable performance period, the performance goals may include any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed above.

The measures utilized in establishing performance goals under the Amended and Restated Bonus Plan shall, to the extent applicable (i.e., if the relevant performance goal is based on a GAAP measure), be determined in accordance with GAAP and in a manner consistent with the methods used in the Company’s audited consolidated financial statements, without regard to (a) extraordinary or other nonrecurring or unusual items, as determined by the Company’s independent public accountants in accordance with GAAP, (b) changes in accounting, as determined by the Company’s independent public accountants in accordance with GAAP, or (c) special charges, such as restructuring or impairment charges, unless, in each case, the Compensation Committee decides otherwise within the Applicable Period or as otherwise required under Section 162(m) of the Code.

If the relevant performance goals are attained during the performance period, a participant will be eligible to receive a cash award. Performance goal targets are expressed in terms of an objective formula or standard which may be based on an employee’s base salary or a multiple thereof. In all cases, the Compensation Committee has the sole and absolute discretion to reduce the amount of any payment under the Amended and Restated Bonus Plan that would otherwise be made to any participant or to decide that no payment shall be made. No participant will receive a payment under the Amended and Restated Bonus Plan with respect to any performance period having a value in excess of $7,000,000, which maximum amount will be prorated or proportionally increased with respect to performance periods that are less than or more than one year in duration.

Determination of the performance compensation awarded to each participant is to be made at a time determined by the Compensation Committee after the last day of each performance period following a certification by the Compensation Committee that the applicable performance goals were satisfied. During the Applicable Period, the Compensation Committee will establish terms regarding the timing of payment of awards. The Compensation Committee may delegate its responsibilities under the Amended and Restated Bonus Plan to our chief executive officer or such other executive officer of the Company as it deems appropriate, except that the Compensation Committee may not delegate its responsibilities with respect to bonuses payable to 162(m) Covered Employees.

No compensation will be paid under the Amended and Restated Bonus Plan to 162(m) Covered Employees if the Amended and Restated Bonus Plan is not approved by shareholders. If approved, the Amended and Restated Bonus Plan will be effective for performance periods commencing on or after January 1, 2014. The Board of Directors may terminate the Amended and Restated Bonus Plan at any time.

New Plan Benefits

Subject to shareholder approval of the Amended and Restated Bonus Plan, award opportunities granted to the 162(m) Covered Employees under the Amended and Restated Bonus Plan for the performance period commencing on January 1, 2014 are set forth below.

Name and Principal Position	Threshold ($)	Target ($)	Maximum ($)
Mark Thierer, Chairman and Chief Executive Officer	$900,000	$1,800,000	$3,600,000
Jeffrey Park, Executive Vice President and Chief Financial Officer	$350,000	$700,000	$1,400,000
John Romza, Executive Vice President of Quality and Innovation	$107,120	$214,240	$428,480
Joel Saban, Executive Vice President, Pharmacy Operations	$166,250	$332,500	$665,000
Clifford Berman, Senior Vice President, General Counsel and Corporate Secretary	$87,500	$175,000	$350,000

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock represented in person or by proxy at the annual meeting is required to approve the Amended and Restated Bonus Plan. A shareholder abstention will have the effect of a vote against the approval of the proposal, but a broker non-vote will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CATAMARAN CORPORATION AMENDED AND RESTATED INCENTIVE PLAN.

3. Approval of the Material Terms of the Performance Measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan

The shareholders will be asked at the annual meeting to approve the material terms of the performance measures used for performance-based awards granted under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan (the “LTIP”), in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The LTIP was initially adopted by our Board on March 11, 2009 and approved by shareholders on May 13, 2009. Shareholders are being asked to approve the performance measures under the LTIP so that certain compensation paid under the LTIP may qualify as performance-based compensation under Section 162(m) of the Code, assuming other applicable regulatory requirements are satisfied. Shareholders are not being asked to approve an increase in the number of shares available under the LTIP.

Under the LTIP, various equity-based awards may be granted to eligible participants, as described in further detail below. The LTIP allows for the grant of “performance-based compensation” under Section 162(m) of the Code. The grant, vesting, crediting and/or payment of performance-based compensation, if any, will be based or conditioned on the achievement of objective performance measures established in writing by the Compensation Committee.

Section 162(m) limits the deduction for federal income tax purposes of compensation for the individual employed as the chief executive officer and certain of the other most highly compensated executive officers of the Company as of the last day of the Company’s taxable year (“162(m) Covered Employees”) to $1 million per year, unless such compensation qualifies as “performance-based compensation” under Section 162(m). Various requirements must be satisfied in order for compensation paid to the 162(m) Covered Employees to qualify as performance-based compensation within the meaning of Section 162(m). One such requirement is that the compensation must be paid based upon the attainment of performance measures established by a committee of board members meeting the definition of “outside director” used for purposes of Section 162(m). In addition, the measures established by such a committee, which in our case would be the Compensation Committee, must be based upon performance measures, the material terms of which are approved by shareholders. Under Section 162(m), shareholders are required to re-approve the material terms of the performance measures every five years.

We are accordingly requesting the shareholders to approve the material terms of the performance measures for the LTIP in accordance with Section 162(m).

The following is a description of the material terms of the performance measures and certain other material terms of the LTIP. This description is qualified in its entirety by reference to the LTIP, a copy of which has been included as Appendix B to this proxy statement and proxy circular.

Material Terms of the Performance Measures

Participants

Officers, employees and consultants of the Company and its affiliates (approximately 4,000) as well as our eight non-employee directors are eligible to participate in the LTIP, in the sole discretion of the Compensation Committee. As of March 24, 2014, approximately 6 officers, 329 employees and eight non-employee directors have been selected by the Compensation Committee for participation in the LTIP.

Award Limits

Subject to the adjustment provisions included in the LTIP with respect to certain corporate transactions, the maximum number of shares of Company common stock with respect to which options or SARs (as defined below) may be granted during any 12-month period to an employee, officer or consultant is 300,000 and the maximum number of shares of Company common stock with respect to which restricted stock, restricted stock units, performance awards and other stock-based awards that are denominated in shares of Company common stock may be granted during any 12-month period to an employee, officer or consultant is 300,000. The maximum dollar value payable to an employee, officer or consultant of the Company in any 12-month period with respect to performance awards that are valued with reference to property other than shares of Company common stock is $2.0 million.

Performance Measures

To the extent an award is intended to qualify as performance-based compensation under Section 162(m), the performance goals to be used under the Plan shall consist of one or more of the following performance goals: revenue growth; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures; market share; gross profits; and/or comparisons with various stock market indices of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed.Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. With respect to participants who are not 162(m) Covered Employees and who are not expected to be 162(m) Covered Employees at any time during the applicable performance period, the performance goals may include any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed above.

The applicable performance measures may be adjusted in accordance with Section 162(m) in order to exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

Summary Description of the LTIP

Under the LTIP, the Company may grant: stock options (including nonqualified stock options and incentive stock options); stock appreciation rights (“SARs”); restricted stock and restricted stock units; performance awards; and other stock-based awards (collectively, the “Awards”). The purpose of the LTIP is to assist the Company and its affiliates in attracting and retaining selected individuals to serve as directors, employees and/or consultants who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards.

Administration

The LTIP is administered by the Compensation Committee. The LTIP provides that, subject to Section 162(m) and Section 16 of the Exchange Act, the Compensation Committee may delegate to a committee of one or more directors or, to the extent permitted by applicable law, officers of the Company the right to grant, cancel or suspend Awards to employees who are not directors or officers of the Company.

Available Shares

Under the LTIP, 6,440,000 shares of Company common stock are reserved for the issuance of Awards. In the event that any outstanding Award expires or terminates without the issuance of shares or is otherwise settled for cash, the shares allocable to such Award, to the extent of such expiration, termination or settlement for cash, will again be available for issuance. On March, 24 2014, the closing sales price per share of Company common stock as reported on the Nasdaq Stock Market was $45.32. As of March 24, 2014 approximately 1,528,971 options and 2,108,575 RSUs remain outstanding leaving 4,722,692 shares of the Company's common stock available for future grant of options or RSUs under the LTIP.

Termination and Amendment

The LTIP will terminate on July 2, 2022, unless earlier terminated by the Board. The Board may amend the LTIP at any time, subject to shareholder approval if required by applicable law, rule or regulation, including any rule of the Nasdaq Stock Market. No amendment may materially impair the rights of a holder of an outstanding Award without the consent of such holder.

Change of Control

An Award agreement may provide that, upon the occurrence of a change of control (as defined in the Award agreement), (a) stock options and SARs outstanding as of the date of the change of control will become exercisable in full or part, (b) restrictions and deferral limitations on restricted stock and restricted stock units will lapse, (c) the performance period applicable to any outstanding performance awards will lapse and the performance criteria applicable to any outstanding performance award will be deemed to be satisfied at the target or other level, and (d) the restrictions and deferral limitations and other conditions applicable to any other stock-based awards or any other Awards will lapse, subject in each case to any terms and conditions contained in the Award agreement.

Tax Matters

In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the fair market value of the shares of common stock purchased over their exercise price. In the case of “incentive stock options,” within the meaning of Section 422 of the Code, a participant will not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant observes certain holding period requirements, then when the shares are sold, the entire gain over the exercise price will be taxable at capital gains rates. A participant has no taxable income at the time SARs are granted, but will recognize compensation taxable as ordinary income upon exercise in an amount equal to the fair market value of any shares of common stock delivered and the amount of any cash paid by the Company. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares of common stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the fair market value of the shares on that date. The taxation of other stock-based Awards will depend on how such Awards are structured. Generally, a participant who is granted an award of restricted stock units, including restricted stock units subject to performance conditions, or some other performance award will not recognize taxable income at the time such Award is granted. When the restrictions applicable to the Award lapse, and the shares of common stock subject to the restricted stock units or other Award are transferred (or any amount of cash is paid) to the participant, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares of common stock on the date of transfer and the amount of any cash paid by the Company.

Subject to the Section 162(m) deduction limitation described above, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by a participant in connection with the LTIP at the time such ordinary income is recognized by that participant.

New Plan Benefits

The number of performance-based awards granted under the LTIP in any year is subject to the Committee’s discretion and is, therefore, not determinable.

Vote Required and Board Recommendation

The approval of the material terms of the performance measures under the LTIP requires the affirmative vote of holders of a majority of shares of common stock represented in person or by proxy at the meeting (provided that a quorum is present). A shareholder abstention will have the effect of a vote against the approval of the proposal, but a broker non-vote will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE MEASURES INCLUDED IN THE CATAMARAN CORPORATION THIRD AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN.

4. Advisory Vote to Approve Named Executive Officer Compensation

The Company asks that you indicate your approval of the compensation of our NEOs as disclosed in this Proxy Circular and Proxy Statement under the heading “Executive Compensation.” The Company is providing this vote as required by Section 14A of the Securities Exchange Act of 1934, as amended. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote on executive compensation is a non-binding vote on the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Circular and Proxy Statement. The advisory vote on executive compensation is not a vote on the Company's general compensation policies or the compensation of the Company's Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.

At the Company's 2011 annual and special meeting of shareholders, the Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers and approved, on an advisory basis, the holding of an advisory vote every year on compensation of the Company's named executive officers. After considering the shareholder voting results, the Compensation Committee recommended and the Board of Directors of the Company approved that the Company hold an annual shareholder advisory vote on the compensation of our NEOs until the next required advisory vote on the frequency of the shareholder vote on executive compensation.

Therefore, the Board of Directors is asking you to approve the compensation of our NEOs as disclosed under the heading “Compensation Discussion and Analysis,” the compensation tables and any related material contained in this Proxy Circular and Proxy Statement through the following resolution:

“Resolved, that the shareholders approve the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related narrative contained in this Proxy Circular and Proxy Statement.”

Because your vote on executive compensation is a non-binding advisory vote, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

As disclosed under the heading "Compensation Discussion and Analysis," the Company designs its compensation programs to maintain a performance and achievement-oriented environment throughout the Company. The goals of the Company's executive compensation program are to:

•	Motivate executives to achieve business objectives in order to maximize shareholder value over the long-term;

•	Attract and retain highly qualified executives to ensure that the long-term financial objectives of the Company are met; and

•	Provide incentives and reward each executive for his or her contributions to the Company.

Consistent with these goals and also as disclosed in the Compensation Discussion and Analysis, the Board has developed and approved the following executive compensation philosophy to provide a framework for the Company's executive compensation program:

•
Base salaries should be sufficient to attract and retain qualified management talent, without exceeding competitive practices at similar companies in the healthcare services and healthcare information technology markets;

•	Bonus and incentive programs should provide opportunity for significant increases in compensation based on meeting or exceeding pre-determined Company and individual performance targets;

•	A substantial portion of total long-term compensation should reflect performance on behalf of the Company's shareholders, as measured by increases in the value of the Company's shares; and

•
Compensation should be weighted to reflect the performance of the Company compared to its stated goals and relative to selected competitors taking into consideration, metrics such as, but not limited to, sales growth and EPS growth.

Vote Required and Board Recommendation

If a quorum is present, in order to approve the non-binding advisory vote on executive compensation, a majority of the shares present in person or by proxy at the Meeting and entitled to vote on such proposal must vote in favor of it. A shareholder abstention will have the effect of a vote against the approval of the proposal, but a broker non-vote will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY CIRCULAR AND PROXY STATEMENT UNDER THE HEADING “EXECUTIVE COMPENSATION.”

5. Appointment of Independent Registered Public Accountants

KPMG LLP (“KPMG”) has been the Company's independent registered public accountant since June 23, 2008. At the Meeting, holders of the common shares will be requested to re-appoint KPMG to serve as the independent registered public accountants of the Company until the next annual meeting of shareholders or until a successor is appointed and to authorize the Board to fix KPMG's remuneration and terms of engagement. We expect that representatives of KPMG will attend the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

In addition to retaining KPMG to audit our financial statements and the effectiveness of internal control over financial reporting, we engage them from time to time to perform other services. The table below shows the total fees billed by KPMG LLP for their services to us in 2013 and 2012:

Fee Type	2013	2012
Audit fees (1)	$2,250,000	$2,485,000
Audit related fees (2)	60,145	412,000
Tax fees	—	—
All other fees (3)	14,750	19,000
Total	$2,324,895	$2,916,000

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's annual consolidated financial statements and the effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

(2)	Audit-related fees consist of professional services with respect to acquisitions, public offerings and other attestation-related matters.

(3)	All other fees consist of fees for agreed-upon procedures performed on a quarterly basis related to contract compliance.

The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining the independence of KPMG.

The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of all audit and review services to be performed by KPMG for 2014. All other services must be specifically pre-approved by the Audit Committee or by a member of the Audit Committee to whom the authority to pre-approve the provision of services has been delegated. At no time since the beginning of the Company's most recently completed fiscal year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board.

As with the election of directors, pursuant to Yukon corporate law and the related regulations, there is in effect a plurality vote standard for the appointment of auditors. Accordingly, KPMG will be appointed as independent registered public accountants of the Company unless one or more additional nominees are proposed and one of such additional nominees receives a greater number of votes than KPMG.

The Board of Directors and the Audit Committee recommend a vote “FOR” the appointment of KPMG as independent registered public accountants of the Company until the next annual meeting of shareholders or until a successor is appointed. In the absence of a contrary instruction, the persons designated in the enclosed form of proxy intend to vote "FOR" the appointment of KPMG to serve as independent registered public accountants of the Company until the next annual meeting of shareholders or until a successor is appointed.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter that is attached as Appendix D hereto.

In the course of fulfilling its responsibilities during fiscal year 2013, the Audit Committee has:

•	reviewed and discussed with management the audited financial statements for the year ended December 31, 2013;

•
discussed with representatives of the independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent registered public accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence; and

•	discussed with the independent registered public accountant its independence from the Company and management.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AUDIT COMMITTEE
William J. Davis, Chair
Betsy D. Holden
Harry M. Kraemer

6. Other Matters

The Company knows of no other matters to be submitted to the shareholders at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the common shares they represent in accordance with their judgment on such matters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and beneficial owners of more than 10% of our common shares to file reports of ownership and changes of ownership of our common shares with the SEC. Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, the Company believes that, during 2013, our directors, executive officers and 10% beneficial owners complied with all applicable Section 16(a) reporting requirements, except that, one Form 4 report for each of Messrs. Epstein and Kraemer was filed late in September 2013 (relating to vesting of restricted stock units) and October 2013 (related to vesting of restricted stock units), respectively.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Overview

The Company's Board of Directors and senior management consider good corporate governance to be central to the effective and efficient operation of the Company and key to the Company's relationship with its shareholders. Through the Nominating and Corporate Governance Committee, the Board of Directors reviews, evaluates and modifies its governance program. The Board of Directors is satisfied that the Company's governance plan is consistent with legal and stock exchange requirements.

It is the policy of the Company that all disclosures made by the Company to its security holders and to the public generally should be accurate and complete in all material respects, should fairly present the Company's financial condition and the results and current status of its operations, and should be made on a timely basis as required by applicable law and stock exchange requirements.

Board of Directors

Board Composition and Director Independence

The current members of our Board of Directors are Mark A. Thierer, Peter J. Bensen, Steven D. Cosler, William J. Davis, Steven B. Epstein, Betsy D. Holden, Karen L. Katen, Harry M. Kraemer, and Anthony R. Masso. The Board of Directors considered all relevant facts and circumstances in assessing director independence and affirmatively determined that a majority of its members are independent, namely Peter J. Bensen, Steven D. Cosler, William J. Davis, Steven B. Epstein, Betsy D. Holden, Karen L. Katen, Harry M. Kraemer and Anthony R. Masso are each independent as defined in the listing standards of the Nasdaq Stock Market and in National Instrument 52-110, Audit Committees (“NI 52-110”). Mark A. Thierer, as the chief executive officer of the Company, is not considered to be an independent director. There were no transactions, relationships or arrangements with respect to any independent director that required review by the Board for purposes of determining director independence.

Each director of the Company must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, the director must excuse himself or herself from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest. Certain of our directors are directors of other reporting issuers (or the equivalent thereof), as disclosed in this Proxy Circular and Proxy Statement under “Matters to be Acted Upon at the Meeting - Election of Directors.”

Board Leadership

Currently, Mr. Thierer holds the joint roles of Chairman of the Board of Directors and Chief Executive Officer of the Company. The Chairman of the Board is responsible for overseeing the performance by the Board of its duties, for communicating periodically with Board Committee chairs regarding the activities of their respective Committees and for overseeing the management of the Company's business. Our independent directors have also designated a Lead Independent Director, who presides over regular sessions of the independent directors and provides leadership to the Board when circumstances arise in which the joint roles of the Chairman and CEO may be, or may be perceived to be, in conflict. Currently, Mr. Cosler has been designated Lead Independent Director. In appointing Mr. Thierer as Chairman of the Board, the independent directors have concluded that the most effective leadership structure for the Company at the present time is for Mr. Thierer to serve as both Chairman and CEO. The independent directors made this determination in light of Mr. Thierer's service to the Company and varied experiences within the Company's industry, which enable him to bring to the Board a broad and uniquely well-informed perspective of the Company's business and operations, as well as substantial insight into the trends and opportunities that can affect the Company's future. In addition, the independent directors believe that having Mr. Thierer hold the joint Chairman and CEO role is an appropriate structure in that it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company's strategy and business plans. The independent directors also noted the appointment of Mr. Cosler as the Lead Independent Director and the substantial majority of the Board being comprised of independent directors in making their determination. Additionally, the Board believes that having a Lead Independent Director as part of its leadership structure promotes greater management accountability and ensures that directors have an independent contact on matters of concern to them.

During 2013, the Board of Directors and its Committees met as necessary in the absence of the CEO and other members of management including sessions with only the external auditors present. At each of the 5 Board meetings in 2013, there was a session at which all management, including the CEO, were excused.

Board's Role in Risk Oversight

The Board regularly devotes time during its meetings to review and discuss the significant risks facing the Company and management's process for identifying, prioritizing and responding to those risks. The Audit Committee assists the Board in discharging its duties with respect to risk assessment and risk management. In connection with the Audit Committee's review of all critical accounting policies and practices with the Company's external auditor and management, the Audit Committee reviews the impact on the Company of significant risks and uncertainties. In addition, pursuant to the Audit Committee Charter, the Audit Committee must work with management to ensure that management has designed an effective system of internal controls and disclosure controls and procedures, which is a necessary component of the Company's risk management system. Finally, the Audit Committee is also responsible for the oversight of the Company's compliance with legal and regulatory requirements, which represent many of the most significant risks the Company faces.

Risk Management and Compensation

The Company compensates its employees with base salaries along with incentive programs designed to encourage behavior which is supportive of the long-term interests of the corporation. In 2013, the Company performed a comprehensive review of its compensation policies and programs to determine whether such policies and programs encourage unnecessary or inappropriate risk-taking by the Company's employees. In connection with this review, management and our independent compensation consultant, Pay Governance, reviewed the risks associated with the Company's compensation policies and programs, including risks under the Company's various incentive programs associated with the form in which compensation is paid (i.e., fixed v. variable), performance metrics, payout opportunities as well as payment timing and adjustment provisions. Based on this review, the Company concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.

Meeting Attendance

During the fiscal year ended December 31, 2013, the Board of Directors held 5 meetings. All directors attended at least 75% or more of the aggregate of the meetings of the Board and of the committees, on which they served, held during the period for which they were directors or committee members, respectively. We encourage, but do not require, our Board members to attend annual meetings of shareholders. Mr. Thierer attended our Annual Meeting of Shareholders in May 2013.

The following chart shows the attendance record of each director at Board meetings held since January 1, 2013:

Board Meeting Date	P. Bensen	S. Cosler	W. Davis	S. Epstein	B. Holden	H. Kraemer	K. Katen	A. Masso	M. Thierer
3/6/2013	X	X	X	X	X	X	X	X	X
6/5/2013	X	X	X	X	X	X	X	X	X
7/29/2013		X	X	X	X	X	X	X	X
9/4/2013	X	X	X	X	X	X	X	X	X
12/11/2013	X	X	X	X	X	X	X	X	X
3/5/2014	X	X	X	X	X	X	X	X	X
3/20/2014	X	X	X	X		X	X	X	X

X-Attended the meeting

Corporate Governance Guidelines

The Board of Directors is responsible to supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These guidelines, which were adopted in December 2012 in lieu of a Board mandate, reflect the Board's commitment to monitor the effectiveness of policy and decision-making at both the Board and management levels, with the objective of enhancing shareholder value over the long term. A copy of the Corporate Governance Guidelines are attached as Appendix C to this Proxy Circular and Proxy Statement and are also available without charge through the “Investors, Corporate Governance” section of the Company's website located at www.catamaranrx.com, or by writing to the attention of the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801.

Position Descriptions

The Board has not developed specific written position descriptions for the Chairman of the Board or the Chair of each Board committee. The Board of Directors has adopted a written charter for each of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors believes that these charters adequately delineate the roles of the chairs of such committees. Although written position descriptions have not been adopted, the Chairman of the Board and each Committee Chair are aware that the roles and responsibilities of such positions include:

•	presiding over meetings;

•	planning and organizing Board/committee activities;

•	providing leadership to enhance effectiveness;

•	ensuring responsibilities are well understood by Board/committee members and management, and that the boundaries between Board and management responsibilities are clearly understood and respected;

•	ensuring that adequate resources are available, including timely and relevant information, to allow the Board/committee to meet its responsibilities; and

•	reporting to the full Board on decisions or recommendations made by a committee.

The Board of Directors has not developed a written position description for the Chief Executive Officer. The Board annually reviews the Chief Executive Officer's goals and objectives for the upcoming year.

Board Committees

Board committees help the Board run effectively and efficiently, but do not replace the oversight of the Board as a whole. In December 2012, the Board approved the merger of the existing Nominating and Corporate Governance Committees into a single standing committee of the Board. As a result, there are currently three principal Board committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors also, from time to time, appoints ad-hoc committees to report to the Board of Directors on specific matters as they arise. In addition, at each regularly scheduled Board meeting, a member of each committee reports on any significant matters addressed by the committee since the last Board meeting. Each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.

Each committee meets regularly and operates under a written charter that has been approved by the Board. Each committee charter sets forth the duties of the particular Board committee and authorizes each Board committee to retain, at the Company's expense, outside advisors as such committee deems necessary for the fulfillment of its responsibilities. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee Charters are available without charge through the “Investors, Corporate Governance” section of the Company's website located at www.catamaranrx.com, or by writing to the attention of the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. In addition, a copy of the Audit Committee Charter is attached as Appendix D to this Proxy Circular and Proxy Statement.

Audit Committee

The Company has a separately designated Audit Committee that assists the Board of Directors in its oversight of our compliance with all applicable laws and regulations related to financial reporting, which includes oversight of the quality and integrity of our financial reporting, internal controls and audit functions, and is directly and solely responsible for the appointment, retention, compensation and monitoring of the performance of our independent registered public accounting firms, including the services and scope of their audit. The Audit Committee meets at least quarterly with our management and independent public accountants to, among other things, review the results of the annual audit and quarterly reviews, discuss the financial statements, assess management performance and procedures in connection with financial controls and receive and consider comments as to internal controls. The Audit Committee meets at least quarterly and additional meetings are held as deemed necessary by the Committee Chair or as requested by any Committee member. The Audit Committee met four times in 2013.

Currently, the Audit Committee is comprised of Mr. Davis (Committee Chairman), Ms. Holden and Mr. Kraemer. The Board of Directors has determined that all members of the Audit Committee are independent under the Nasdaq Stock Market rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and NI 52-110, and are financially literate. In addition, our Board has determined that each of Mr. Davis, the Chairman of the Audit Committee, and Mr. Kraemer qualifies as an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the related SEC rules promulgated thereunder. Shareholders should understand that this designation is an SEC disclosure requirement relating to Mr. Davis' and Mr. Kraemer's experience and understanding of certain accounting and auditing matters, which the SEC has stated does not impose on the director so designated any additional duty, obligation or liability than otherwise is imposed generally by virtue of serving on the Audit Committee and/or the Board of Directors. Please refer to the “Matters to be Acted Upon at the Meeting - Election of Directors” narrative for further information on the Audit Committee members' background and experience that is relevant to their performance of responsibilities as an audit committee member. For a description of the external auditor service fees, and the policies and procedures for the engagement of non-audit services, please refer to the section captioned “Matters to be Acted Upon at the Meeting-Appointment of Independent Registered Public Accountants” in this Proxy Circular and Proxy Statement.

Compensation Committee

The purpose of the Compensation Committee is to assist the Board in discharging its overall responsibilities relating to the compensation of its directors, executive officers and other senior management, as well as the administration of the Company's equity-based compensation plans. Among other things, the Compensation Committee is responsible for: (i) reviewing the compensation practices and policies of the Company to ensure they are competitive and that they provide appropriate motivation for corporate performance and increased shareholder value; (ii) oversight of the administration of the Company's compensation programs, including equity-based compensation programs, and making recommendations to the Board regarding their adoption, amendment or termination; (iii) annually reviewing the annual base salary and bonus targets for senior executives of the Company other than the CEO; (iv) reviewing annual corporate goals and objectives for the CEO and evaluating the CEO's performance and based on this evaluation, annually reviewing the CEO's annual base salary, bonus and any equity grants or other awards; and (v) reviewing the adequacy and format of compensation to directors in light of the responsibilities and risks associated with directorship. The Compensation Committee meets at least once a year and additional meetings are held as deemed necessary by the Committee Chair or as requested by any Committee member. The Compensation Committee met four in 2013.

The Compensation Committee has authorized the CEO to grant and allocate equity awards in two circumstances. The first relates to the annual equity award allocation to employees. This allocation is submitted to the Compensation Committee for consideration and comment and specifically lists recipients and a proposed allocation. The second circumstance is that the CEO is authorized to grant equity awards to newly hired employees provided that:

(1)
the number of equity awards granted to new employees is reasonably consistent with past practice in terms of the number granted to an employee in the position and with the responsibility of the new employee; and

(2)	such authority does not extend to new employees who are senior officers that directly report to the CEO of the Company.

The Chief Executive Officer in consultation with the Chief Human Resources Officer will consider the position, requirements, seniority, employment, and market conditions when deciding the equity awards to be recommended to be granted to new employees.

Currently, the Compensation Committee is composed of Mr. Bensen (Committee Chairman), Mr. Masso and Ms. Katen. Each member of the Compensation Committee is independent under the heightened independence standards applicable to Compensation Committee members under the Nasdaq Stock Market rules and Rule 10C-1 under the Exchange Act and under NI 52-110. In addition, each member of the Compensation Committee also meets the definitions of “outside director” under Section 162(m) of the Internal Revenue Code and “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to (i) identify, evaluate and recommend individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) select, or recommend that the Board select, the director nominees to stand for election at each annual meeting of shareholders of the Company or to fill vacancies on the Board, and (iii) oversee the annual performance evaluation of the Board and its committees and management. The Committee shall also recommend directors eligible to serve on all committees of the Board. The Nominating and Corporate Governance Committee meets at least once a year and additional meetings are held as deemed necessary by the Committee Chair or as requested by any Committee member. The Nominating and Corporate Governance Committee met four times in 2013.

The Nominating and Corporate Governance Committee is currently comprised of Mr. Cosler (Committee Chairman), Mr. Epstein and Ms. Holden. Each member of the Nominating and Corporate Governance Committees is independent under the Nasdaq Stock Market rules and NI 52-110.

Nomination of New Directors. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, including (i) characteristics such as diversity, experience, integrity and judgment, (ii) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess, (iii) the competencies and skills that the Board considers each existing director to possess and (iv) the competencies and skills each new nominee will bring to the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Nominating and Corporate Governance Committee will make recommendations to the Board regarding changes to the size and composition of the Board or any committee thereof from time to time with a view to effective decision making.

In identifying potential director nominees, the Nominating Committee considers Board candidates identified through a variety of methods and sources. These include suggestions from committee members, other directors, senior management, shareholders and other interested parties in anticipation of director elections and other potential Board vacancies. The Nominating Committee has sole authority to retain director search firms, as well as other advisors, to assist in identifying and evaluating possible director nominees. The Nominating Committee also considers Board candidates recommended by shareholders of the Company. Shareholders who wish to recommend a person for election to the

Company's Board may submit such person's name, background, qualifications, and consent to be named in the proxy circular and proxy statement and to serve as a director if elected, in writing to our Corporate Secretary for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider and evaluate such person as a possible nominee in the same manner as it considers all other potential candidates. To permit sufficient time for such consideration and evaluation, shareholders should make Board candidate submissions by December 31 in each year, prior to the holding of the next shareholders' meeting.

Assessments; Director Orientation and Continuing Education. The Nominating and Corporate Governance Committee: (i) annually reviews and assesses the effectiveness of the Board as a whole, individual directors, the membership of the Board committees, the Board committee charters and activities of each committee and the contribution of individual directors and will make such recommendations to the Board arising out of such review as it deems appropriate; (ii) administers an annual self-evaluation process to determine whether the Board and its committees are functioning effectively and reports the results of the self-evaluation process to the Board; (iii) annually reviews and assesses Company management's succession planning and will report to the Board any action it deems necessary or appropriate; and (iv) is responsible for developing and overseeing an orientation program for new directors and a continuing education program for all directors. Upon joining the Board, new directors are provided with customized presentations, investor packages, product literature and director insurance information. The information and presentations are tailored for each new director depending on his or her familiarity with the operations of the Company, the industry generally and the particular Board committee or committees such new director will join.

Code of Business Conduct and Ethics

The directors of the Company have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to all directors, officers and employees of the Company. A copy of the Code of Business Conduct and Ethics can be obtained on our website at www.catamaranrx.com or from the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. The directors are responsible for monitoring compliance with the Code. To facilitate this, the Code encourages all Company personnel to promptly report any problems or concerns and any actual or potential violations of the Code. Concerns or complaints can be reported on an anonymous basis in writing to the Ethics and Compliance Hotline, and concerns and complaints can also be reported to the Corporate Compliance Officer.

The Board expects its directors, officers and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code. Any material issues regarding compliance with the Code are brought forward by the Corporate Compliance Officer at either the Board or appropriate Board committee meetings, The Board and/or appropriate committee determine what remedial steps, if any, are required. A waiver of the Code will be granted only in exceptional circumstances, any waivers or amendments to the Code will be promptly posted to our website at www.catamaranrx.com. Any waiver must be approved by the Board if it involves a director or executive officer or the CEO if it involves any other corporate representative. No waiver has ever been granted under the Code.

The Company has also adopted a Disclosure Policy, an Insider Trading Policy and a Whistleblower Policy (collectively, the “Policies”). Copies of the Policies can be obtained without charge from the Corporate Compliance Officer at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. The directors of the Company encourage and promote an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations, providing guidance to employees, directors and officers to help them recognize and deal with ethical issues, promoting a culture of open communication, honesty and accountability and ensuring awareness of disciplinary action for violations of ethical conduct.

EQUITY COMPENSATION PLAN INFORMATION
Information related to compensation plans under which our equity securities are authorized for issuance as of December 31, 2013 is set forth in the table below.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Equity Awards	Weighted Average Exercise Price of Outstanding Equity Awards	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	2,730,838	(2)	6,196,313
Equity compensation plans not approved by security holders (3)	213,656	—	1,061,561
Total	2,944,494	—	7,257,874

(1)
The Long Term Incentive Plan ("LTIP") provides for the grant of stock option awards, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards to eligible persons, including executive officers and directors of the Company.

(2)
At December 31, 2013, the Company had no outstanding options denominated in Canadian dollars. There are 1,396,144 options outstanding that are denominated in U.S. dollars with a weighted average exercise price of $31.60. The remaining 1,334,694 securities outstanding are unvested RSUs with a weighted average grant date fair value of $40.14 per unit.

(3)
In connection with the completion of the Catalyst Merger on July 2, 2012, the Company assumed the 2003 HealthExtras, Inc. Equity Incentive Plan (the “Catalyst 2003 Plan”) and the Catalyst Health Solutions, Inc. 2006 Stock Incentive Plan (the “Catalyst 2006 Plan” and, together the Catalyst 2003 Plan, the "Assumed Plans"). Although the former public stockholders of Catalyst approved the Assumed Plans, the Company's stockholders have not approved the Assumed Plans.  New awards under the Assumed Plans may not be made to any persons who were employees of Catamaran (formerly SXC Health Solutions) and its subsidiaries at the time of the completion of the Catalyst Merger. The Catalyst 2003 Plan terminated on March 4, 2013, and the Catalyst 2006 Plan will terminate on April 7, 2020. Currently, the Company's Board of Directors may terminate or amend the Assumed Plans at any time, subject to applicable NASDAQ and TSX stockholder approval requirements. The Catalyst 2003 Plan provides for the grant of stock options and restricted stock awards, and the Catalyst 2006 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit (“RSU”) awards, performance awards and other stock-based awards. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the Assumed Plans are counted as 1.45 shares for every one share granted for the purpose of determining the number of remaining common shares available for future issuance under the Assumed Plans. The Company's Compensation Committee has the exclusive authority to administer the Assumed Plans, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. At December 31, 2013, the Company had outstanding 213,656 unvested RSUs under the Assumed Plans with a weighted average grant date fair value of $50.98 per unit.

Summary of Terms and Conditions of the Equity Compensation Plans

As of March 24, 2014, the limit of shares approved for issuance under the LTIP, the Catalyst plans and the Company's prior stock option plan is 30,110,936 (representing 15% of the Company's common shares outstanding as of the Record Date) of which 31,773,158 common shares have been issued (or 15 % of the Company's common shares outstanding as of the Record Date), options in the amount of 1,675,630 remain outstanding (or 1% of the Company's common shares outstanding as of the Record Date), RSUs in the amount of 2,594,195 remain outstanding (assuming issuance based on 1.79 shares and 1.45 shares for each outstanding RSU under the LTIP and Catalyst plans, respectively, representing 1% of the Company's common shares outstanding as of the Record Date), leaving 5,407,549 (or 3% of the Company's common shares outstanding as of the Record Date) available for future grant of options or RSUs under the LTIP and the Catalyst plans. There are no shares available for issuance under the Company's prior stock option plan.

(1)    LTIP

Effective as of March 11, 2009, the Board adopted the LTIP, which was approved by the shareholders of the Company at the annual and special meeting of shareholders held on May 13, 2009. The LTIP provides for the grant of stock option awards, SARs, restricted stock awards, RSUs, performance awards and other stock-based awards to eligible persons, including executive officers, directors and consultants of the Company. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the LTIP are counted as 1.79 shares for every one share granted for the purpose of determining the number of remaining common shares available for future issuance under the LTIP. The purpose of the LTIP is to assist Catamaran and its subsidiaries and affiliates in attracting and retaining selected individuals to serve as directors, employees and/or consultants of the Company who are expected to contribute to Catamaran's success and to achieve long-term objectives which will inure to the benefits of all shareholders of the Company through the additional incentives inherent in awards granted under the LTIP. The LTIP replaced the Amended and Restated Option Plan (the “Option Plan”), and no further grants or awards may be made under the Option Plan.

The LTIP is currently administered by the Compensation Committee. The Compensation Committee selects the employees, executive officers, directors and consultants of Catamaran who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the LTIP and establish, amend and rescind any rules relating to the LTIP. The Compensation Committee may delegate to a committee of one or more directors or officers the right under an award agreement to grant, cancel or suspend awards to employees who are not directors or officers of the Company.

The Compensation Committee determines the period of time for which any awards under the LTIP continue to be exercisable and the terms of exercise upon termination of a participant's employment or service with the Company or its affiliate, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. All terms and conditions pertaining to the treatment of awards under the LTIP upon termination of a participant's employment are specified in the participant's award agreement.

The maximum aggregate number of common shares with respect to which stock options, SARs, restricted stock awards, RSUs, performance awards or other stock-based awards may be granted to any individual during a calendar year is 300,000. The maximum amount of cash payable during a calendar year to any person in connection with a performance award is $2,000,000. Non-employee directors of Catamaran may not, in the aggregate, be granted awards at any time during the term of the LTIP with respect to more than 1% of the total number of outstanding common shares.

In the event of a merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend) or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the common shares, adjustments will be made to the LTIP and outstanding awards thereunder as the Compensation Committee, in its discretion, determines to be appropriate.

The Board may at any time terminate, alter, amend or suspend the LTIP as it deems advisable, and, subject to certain limitations in the LTIP, the Board may amend outstanding awards under the LTIP in any manner as it deems advisable in its sole discretion, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of NASDAQ and the TSX.

(2)    Catalyst Plans

In connection with the closing of the Merger on June 2, 2012, Catamaran assumed the 2003 HealthExtras, Inc. Equity Incentive Plan (the “2003 Plan”) and the Catalyst 2006 Stock Incentive Plan (the “2006 Plan” and, together with the 2003 Plan, the “Catalyst Plans”), each as amended and adjusted for the purpose of granting awards to certain employees of Catalyst who continued their employment with the Company subsequent to the close of the Merger or to newly hired employees of the Company who were not employed with the Company as of the close of the Merger. The 2003 Plan terminated on March 4, 2013, and, unless terminated earlier by the Board, the 2006 Plan will terminate on April 7, 2020.

The 2006 Plan provides for the grant of stock options, SARs, restricted stock awards, RSUs, performance awards and other stock-based awards. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the 2006 Plan are counted as 1.45 shares for every one share granted for the purpose of determining the number of remaining common shares available for future issuance under the 2006 Plan.

The Board has granted the exclusive authority to administer the 2006 Plan to the Compensation Committee, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction.

The Compensation Committee may terminate or amend the 2006 Plan at any time; however, if an amendment to the 2006 Plan would materially increase the number of common shares issuable under the 2006 Plan, expand the types of awards provided under the 2006 Plan, materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, any amendment may be conditioned on the approval of the Company's stockholders for any other reason. No termination or amendment of the 2006 Plan may adversely affect any award previously granted under the 2006 Plan without the written consent of the participant. Unless approved by the Company's stockholders or otherwise permitted by the anti-dilution provisions of the 2006 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Subject to adjustment as provided in the 2006 Plan, the aggregate number of common shares that may be granted pursuant to awards under the 2006 Plan shall not exceed 3,000,000. Any full-value awards (i.e., any awards other than stock options or SARs) granted under the 2006 Plan are counted against this share limit as 1.45 shares for every one share granted. In addition, (i) Catamaran may not grant to any participant options and SARs that are not related to an option for more than 1,000,000 common shares in any 36 month period; (ii) Catamaran may not grant to any participant restricted, performance share and phantom stock awards for more than 500,000 common shares in any 36 month period; and (iii) participants may not be paid more than $2,000,000 with respect to any cash-denominated performance units granted in any single calendar year, subject to adjustments as provided in the 2006 Plan. The following will not reduce the remaining shares available for issuance pursuant to awards under the 2006 Plan: (i) dividends; (ii) awards which by their terms are settled in cash rather than the issuance of shares; and (iii) any shares subject to an award under the 2006 Plan that is forfeited, canceled, terminated, expires or lapses for any reason and shares subject to an award that are repurchased or reacquired by Catamaran.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

There is no indebtedness outstanding of any current or former director or executive officer of the Company or any of its subsidiaries which is owing to the Company or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise. In addition, no such indebtedness of any of the foregoing persons was outstanding at any time since the beginning of the most recently completed fiscal year ended December 31, 2013.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee who served on the Compensation Committee in 2013 (Messrs. Bensen and Masso or Ms. Katen) has interlocking relationships as defined by the SEC or had any relationships requiring disclosure by the Company under the SEC's rules regarding certain relationships and related party transactions. Mr. Thierer, Chairman and Chief Executive Officer, and the Senior Vice President and Chief Human Resources Officer participate in all discussions regarding salaries and incentive compensation for all executive officers of the Company, except during discussions regarding their own salary and incentive compensation. Mr.. Thierer may make suggestions or recommendations during these discussions, however all deliberations and determinations regarding the compensation of executive officers of the Company are made solely by the Compensation Committee and/or the Board of Directors. No executive officer of the Company serves on the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company's Board of Directors.

RELATED PARTY TRANSACTIONS

The Company or one of its subsidiaries may occasionally enter into transactions with certain “related parties.” Related parties include our executive officers, directors, nominees for directors, a beneficial owner of 5% or more of our common stock and immediate family members of these parties. We refer to transactions involving amounts in excess of $120,000 and in which the related party has a direct or indirect material interest as “related party transactions.” Each related party transaction must be approved or ratified in accordance with the Company's written Related Party Transactions Policy by the Audit Committee of the Board of Directors. The Audit Committee considers all relevant factors when determining whether to approve a related party transaction including, without limitation, the following:

•	the size of the transaction and the amount payable to the related party;

•	the nature of the interest of the related party in the transaction;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction is on terms that would be available in comparable transactions with unaffiliated third parties.
Neither the Company nor any of its subsidiaries has been involved in any related party transactions since January 1, 2013, and no related party transactions are currently proposed.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company, and no associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since the commencement of our last fiscal year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of our subsidiaries. An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company if it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Company at any time since the beginning of 2013, no proposed nominee for election as a director, and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as disclosed in this Proxy Circular and Proxy Statement with respect to the compensation of our named executive officers.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

The Company knows of no matters to come before the meeting of shareholders other than as set forth in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN BY THE COMPANY SHOULD PROPERLY COME BEFORE THE MEETING, THE ACCOMPANYING PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE PROXY.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the Company's website at www.catamaranrx.com, or by accessing the Company's profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml. Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Company's consolidated financial statements and accompanying Management's Discussion and Analysis for the fiscal year ended December 31, 2013 are available on SEDAR and EDGAR. Financial information with respect to the Company is provided in the Company's consolidated financial statements and accompanying Management's Discussion and Analysis for the most recently completed fiscal year.

The Company undertakes to provide you with copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Company's consolidated financial statements and accompanying Management's Discussion and Analysis for the fiscal year ended December 31, 2013 without charge upon written request to Catamaran Corporation, 1600 McConnor Parkway, Schaumburg, IL 60173-6801, Attention: Corporate Secretary or by contacting the Corporate Secretary at 1-800-282-3232. The Annual Report on Form 10-K sent to any such requesting shareholder will be accompanied by a list briefly describing the exhibits to such Annual Report filed by the Company with the SEC. These exhibits can be viewed on the SEC's website (www.sec.gov) or, upon written request to Catamaran Corporation, 1600 McConnor Parkway, Schaumburg, IL 60173-6801, Attention: Corporate Secretary or by contacting the Corporate Secretary at 1-800-282-3232, the Company will provide you with copies of such exhibits for a nominal fee (which fee will be limited to the expenses the Company incurs in providing you with the requested exhibits).

COMMUNICATING WITH THE BOARD

Interested parties, including shareholders and other security holders, may communicate directly with the Board of Directors, non-management directors, the Chairman of the Board or any other individual directors by writing care of the Corporate Secretary, at 1600 McConnor Parkway, Schaumburg, IL 60173-6801. All correspondence, with the exception of solicitations for the purchase or sale of products and services and similar types of communications or communications of an inappropriate nature, will be forwarded to the directors to whom such correspondence is addressed. In addition, any such communication that relates to accounting, internal accounting controls or auditing matters will also be referred to the Chairman of the Audit Committee, if not already addressed to him or her.

APPROVAL

The contents and the sending of this Proxy Circular and Proxy Statement have been approved by the Board of Directors.

DATED as of April 1, 2014 (except as otherwise noted).

BY ORDER OF THE BOARD
/s/ Clifford Berman
Clifford Berman
Senior Vice President,
General Counsel and Corporate Secretary

APPENDIX A
AMENDED AND RESTATED CATAMARAN CORPORATION INCENTIVE PLAN

CATAMARAN CORPORATION
INCENTIVE PLAN
(Amended March 5, 2014)

I. Purposes
The purposes of the Catamaran Corporation Incentive Plan (the “Plan”) are to retain and motivate the officers and other employees of Catamaran Corporation and its subsidiaries who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the Performance Period. It is intended that all amounts payable to Participants who are “covered employees” within the meaning of Section 162(m) of the Code will constitute “qualified performance-based compensation” within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any Awards hereunder shall be so interpreted and construed to the maximum extent possible.
II. Definitions
“Annual Base Salary” shall mean for any Participant an amount equal to the rate of annual base salary in effect or approved by the Committee or other authorized person at the time or immediately before performance goals are established for a Performance Period, including any base salary that otherwise would be payable to the Participant during the Performance Period but for his or her election to defer receipt thereof.
“Applicable Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (a) the 90th day after the commencement of the Performance Period and (b) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within an Applicable Period may be taken at a later date if permissible under Section 162(m) of the Code or U.S. Treasury regulations promulgated thereunder.
“Award” shall mean an award to which a Participant may be entitled under the Plan if the performance goals for a Performance Period are satisfied. An Award may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.
“Board” shall mean the Board of Directors of the Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Compensation Committee of the Board comprised of members of the Board that are “outside directors” within the meaning of Section 162(m) of the Code, or such other committee designated by the Board that satisfies any then applicable requirements of the principal national stock exchange on which the common stock of the Company is then traded to constitute a compensation committee, and which consists of two or more members of the Board, each of whom is an “outside director” within the meaning of Section 162(m) of the Code.
“Company” shall mean Catamaran Corporation, a corporation existing under the laws of the Yukon Territory of Canada, and any successor thereto.
“Participant” shall mean an officer or other employee of the Company or any of its subsidiaries who is designated by the Committee to participate in the Plan for a Performance Period, in accordance with Article III.
“Performance Period” shall mean any period commencing on or after January 1, 2014 for which performance goals are established pursuant to Article IV. A Performance Period may be coincident with one or more fiscal years of the Company or a portion of any fiscal year of the Company.
“Plan” shall mean the Catamaran Corporation Incentive Plan as set forth herein, as it may be amended from time to time.
III. Administration
3.1 General. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and Awards granted hereunder (including in each case reconciling any inconsistencies, correcting any defaults and addressing any omissions). The Committee’s interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.
3.2 Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.
(a) to designate within the Applicable Period the Participants for a Performance Period;
(b) to establish within the Applicable Period the performance goals and targets and other terms and conditions that are to apply to each Participant’s Award;

(c) to certify in writing prior to the payment with respect to any Award that the performance goals for a Performance Period and other material terms applicable to the Award have been satisfied;
(d) subject to Section 409A of the Code, to determine whether, and under what circumstances and subject to what terms, an Award is to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee’s discretion or whether a Participant may elect deferred payment; and
(e) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.
3.3 Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that with respect to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, only the Committee shall be permitted to (a) designate such person to participate in the Plan for such Performance Period, (b) establish performance goals and Awards for such person, and (c) certify the achievement of such performance goals.
IV. Performance Goals
4.1 Establishing Performance Goals. The Committee shall establish within the Applicable Period of each Performance Period one or more objective performance goals (the outcome of which, when established, shall be substantially uncertain) for each Participant or for any group of Participants (or both). Performance goals shall be based on the attainment of specified levels of one or any combination of the following: revenue growth; new revenue growth; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures; market share; gross profits; and/or comparisons with various stock market indices of the Company or any affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. With respect to Participants who are not “covered employees” within the meaning of Section 162(m) of the Code and who, in the Committee’s judgment, are not likely to be covered employees at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, the performance goals established for the Performance Period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Applicable Period; provided, however, that to the extent such goals relate to Awards to “covered employees” within the meaning of Section 162(m) of the Code, such special rules and conditions shall not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.”
4.2 Impact of Extraordinary Items or Changes in Accounting. The measures utilized in establishing performance goals under the Plan shall, to the extent applicable (i.e., if the relevant performance goal is based on a GAAP measure), be determined in accordance with GAAP and in a manner consistent with the methods used in the Company’s audited consolidated financial statements, without regard to (a) extraordinary or other nonrecurring or unusual items, as determined by the Company’s independent public accountants in accordance with GAAP, (b) changes in accounting, as determined by the Company’s independent public accountants in accordance with GAAP, or (c) special charges, such as restructuring or impairment charges, unless, in each case, the Committee decides otherwise within the Applicable Period or as otherwise required under Section 162(m) of the Code.
V. Terms of Awards
5.1 Performance Goals and Targets. At the time performance goals are established for a Performance Period, the Committee also shall establish an Award opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals. The targets shall be expressed in terms of an objective formula or standard which may be based upon the Participant’s Annual Base Salary or a multiple thereof. In all cases the Committee shall have the sole and absolute discretion to reduce the amount of any payment with respect to any Award that would otherwise be made to any Participant or to decide that no payment shall be made. With respect to each Award, the Committee may establish terms regarding the circumstances in which a Participant will be entitled to payment notwithstanding the failure to achieve the applicable performance goals or targets (e.g., where the Participant’s employment terminates due to death or disability or where a change in control of the Company occurs); provided, however, that with respect to any Participant who is a “covered employee” within the meaning of Section 162(m) of the Code, the Committee shall not establish any such terms that would cause an Award payable upon the achievement of the performance goals not to satisfy the conditions of Treasury regulation Section 1.162-27(e) or any successor regulation describing the “qualified performance-based compensation.”
5.2 Payments. At the time the Committee determines an Award opportunity for a Participant, the Committee shall also establish the payment terms applicable to such Award. Such terms shall include when such payments will be made; provided, however, that the timing of such payments shall in all instances either (A) satisfy the conditions of an exception from Section 409A of the Code (e.g., the short-term deferrals exception described in Treasury Regulation Section 1.409A-1(b)(4)), or (B) comply with Section 409A of the Code and provided, further, that in the absence of such terms regarding the timing of payments, such payments shall occur no later than the 15th day of the third month of the calendar year following the calendar year in which the Participant’s right to payment ceased being subject to a substantial risk of forfeiture.
5.3 Maximum Awards. No Participant shall receive a payment under the Plan with respect to any Performance Period having a value in excess of $7,000,000, which maximum amount shall be proportionately adjusted with respect to Performance Periods that are less than or greater than one year in duration.
VI. General
6.1 Effective Date. The Plan shall be submitted to the shareholders of the Company for approval at the 2014 annual meeting of shareholders and, if approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at such meeting, shall become effective for Performance Periods beginning on and after January 1, 2014. In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be null and void with respect to Participants who are “covered employees” within the meaning of Section 162(m) of the Code.
6.2 Amendments and Termination. The Board may amend the Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code. The Board may terminate the Plan at any time.
6.3 Non-Transferability of Awards. No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.
6.4 Tax Withholding. The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.
6.5 No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any subsidiary or affiliate of the Company or affect in any manner the right of the Company or any subsidiary or affiliate of the Company to terminate the employment of any person at any time without liability hereunder.
6.6 Designation of Beneficiary. If permitted by the Company, a Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death.
Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.
If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant’s executor, administrator, legal representative or similar person.
6.7 Governing Law. The Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.
6.8 Other Plans. Payments pursuant to the Plan shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any of its subsidiaries, unless either (a) such other plan provides that compensation such as payments made pursuant to the Plan are to be considered as compensation thereunder or (b) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company’s shareholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.
6.9 Binding Effect. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.
6.10 Unfunded Arrangement. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the company for payment of any benefit hereunder. No Participant shall have any interest in any particular assets of the Company or any of its affiliates by reason of the right to receive a benefit under the Plan and any such Participant shall have only the rights of an unsecured creditor of the Company with respect to any rights under the Plan.

APPENDIX B

CATAMARAN CORPORATION

THIRD AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
(Amended on March 5, 2014)

Catamaran Corporation, a corporation existing under the laws of the Yukon Territory of Canada (the “Company”), hereby establishes and adopts the following Third Amended and Restated Long-Term Incentive Plan (the “Plan”), effective March 5, 2014 which amends and restates that certain Long-Term Incentive Plan initially adopted by the Board on March 11, 2009 and subsequently amended and restated on March 9, 2011 and July 2, 2012. In September 2010, the Board declared a stock dividend on the issued and outstanding Shares to effect a two-for-one stock split, which was distributed on September 17, 2010 to shareholders of record as of the close of business on September 14, 2010. In September 2012, the Board declared a stock dividend on the issued and outstanding Shares to effect a two-for-one stock split, which was distributed on October 1, 2012 to shareholders of record at the close of business on September 20, 2012. All references in the Plan to numbers of Shares have been adjusted herein to reflect such stock splits.

1. PURPOSE OF THE PLAN

1.1. Purpose.  The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees and/or consultants of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards hereunder. The Plan is designed to provide the board of directors of the Company with sufficient flexibility to address current and future long-term incentive equity-based alternatives for the Company which includes Options or Restricted Stock Units. The specific terms of any Awards, including such items as vesting periods and treatment of the Award upon a change of control or termination of employment, will be set forth in the applicable Award Agreement.

2. DEFINITIONS

2.1. “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2. “Applicable Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (a) 90 days after the commencement of the Performance Period and (b) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within an Applicable Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

2.3. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Dividend Equivalent, Other Stock-Based Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4. “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5. “Board” shall mean the board of directors of the Company.

2.6. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. All citations to Sections of the Code are to such Sections as they may from time to time be amended or renumbered.

2.7. “Committee” shall mean the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan, consisting of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of The Nasdaq Stock Market (“Nasdaq”).

2.8. “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.9. “Director” shall mean a non-employee member of the Board.

2.10. “Dividend Equivalents” shall have the meaning set forth in Section 12.7.

2.11. “Employee” shall mean any employee (including an officer) of the Company or any Affiliate. Solely for purposes of the Plan, an Employee shall also mean any other natural person, including a consultant, who provides services to the Company or any Affiliate, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction or distribution; (ii) does not directly or indirectly promote or maintain a market for the Company’s securities; (iii) provides services pursuant to a written contract; and (iv) spends or will spend a significant amount of time and attention to the business and affairs of the Company or any Affiliate.

2.12. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto. All citations to Sections of the Exchange Act are to such Sections as they may from time to time be amended or renumbered.

2.13. “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be: (i) the per Share closing price of the Shares as reported on Nasdaq on that date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported); (ii) if the Company is not then listed on Nasdaq, the per Share closing price of the Shares as reported on the TSX on that date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported); or (iii) if the Company is not then listed on Nasdaq or the TSX, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion in accordance with Section 409A of the Code.

2.14. “Family Entity” shall mean a trust in which one or more Family Members have more than fifty percent of the beneficial interest, a foundation in which the Participant and/or one or more Family Members control the management of assets and any other entity in which the Participant and/or one or more Family Members own more than fifty percent of the voting interests.

2.15. “Family Member” shall mean the Participant’s spouse, parent, child, stepchild, grandchild, sibling, mother or father-in-law, son or daughter-in-law, stepparent, grandparent, former spouse, niece, nephew or brother or sister-in-law, including adoptive relationships, or any person sharing the Participant’s household (other than a tenant or employee).

2.16. “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1(a).

2.17. “Insider” shall have the meaning set forth in the TSX Company Manual.

2.18. “Limitations” shall have the meaning set forth in Section 10.4.

2.19. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.20. “Other Stock-Based Award” shall have the meaning set forth in Section 8.1.

2.21. “Participant” shall mean an Employee or Director to whom the Committee has granted an Award under the Plan.

2.22. “Payee” shall have the meaning set forth in Section 13.1.

2.23. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 9.

2.24. “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.25. “Performance Share” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Covered Employee, unless the Committee determines not to comply with Section 162(m) of the Code with respect to such Performance Share.

2.26. “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Covered Employee, unless the Committee determines not to comply with Section 162(m) of the Code with respect to such Performance Unit.

2.27. “Permitted Assignee” shall have the meaning set forth in Section 12.5.

2.28. “Prior Plan” shall mean the SXC Health Solutions Corp. Amended and Restated Stock Option Plan.

2.29. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.30. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate,

2.31. “Restriction Period” shall have the meaning set forth in Section 7.1.

2.32. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.33. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.34. “Share” shall mean a share of common stock of the Company, no par value per share.

2.35. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.36. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.37. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.38. “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1(b).

2.39. “TSX” means the Toronto Stock Exchange.

3. SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.  (a) Subject to adjustment as provided in this Section 3.1 and in Section 12.4, a total of 6,440,000 Shares shall be authorized for issuance pursuant to Awards granted under the Plan. Since March 11, 2009, no grants have been made under the Prior Plan, but Shares authorized for issuance pursuant to awards granted under the Prior Plan that have not been used for awards granted under the Prior Plan may be, and in some cases have been, issued pursuant to Awards granted under this Plan in addition to the number of Shares specified immediately above. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one-and-seventy-nine one-hundredths (1.79) Shares for every one (1) Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, as provided in Section 3.1(c) below.

(c) Any Shares that again become available for grant pursuant to this Section 3 shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as one-and-seventy-nine one-hundredths (1.79) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2. Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility.  Any Employee or Director shall be eligible to be selected as a Participant.

4.2. Administration.  (a) The Plan shall be administered by the Committee. The Directors may remove from, add members to, or fill vacancies on, the Committee. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

(b) The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to Section 8.1; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred in accordance with Section 409A of the Code either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be cancelled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any shareholder and any Employee or any Affiliate. No member of the Committee, and no entity, committee, member of the Board or officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Committee and such entities, committees, members of the Board or officers shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising there from to the full extent permitted by law.

(d) The Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by law, to one or more officers or a committee of officers the right to grant Awards to Employees who are not Directors or officers (as defined in Rule 16a-1(f) under the Exchange Act) of the Company and to cancel or suspend Awards to Employees who are not Directors or officers (as defined in Rule 16a-1(f) under the Exchange Act) of the Company; provided, however, that to the extent the Committee intends that an Award granted to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the applicable Performance Period or during any period in which a Performance Award may be paid following a Performance Period be exempt from Section 162(m) of the Code, only the Committee shall be permitted to (a) designate such person to participate in the Plan for such Performance Period, (b) establish performance goals and Performance Awards for such person, and (c) certify the achievement of such performance goals.

5. OPTIONS

5.1. Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Section 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Agreements.  All Options granted pursuant to this Section 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Section 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price.  The exercise price per Share subject to an Option under any Option granted pursuant to this Section 5shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value on the applicable Grant Date. In no event may any Option granted under this Plan be amended, other than pursuant to Section 12.4, to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Option with a lower exercise price or otherwise be subject to any action that would be treated under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

5.4. Option Period.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven years from the date the Option is granted.

5.5. Exercise of Options.  Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written, telephonic, or electronic notice of exercise to the Company or its designated agent pursuant to rules and procedures established by the Committee for this purpose, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (c) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (d) as provided by the Committee, cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or (e) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.6. Form of Settlement.  In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise.  The Committee may provide Stock Appreciation Rights alone or in tandem with other Awards (including Options), in each case upon such terms and conditions, not inconsistent with the Plan, as the Committee may establish. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(a) Stock Appreciation Rights granted without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”) shall generally have the same terms and conditions as Options, including (i) an exercise price not less than Fair Market Value on the date of grant (except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.4) and (ii) a term not greater than seven years. Upon the exercise of a Freestanding Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the exercise price of the right on the date of grant.

(b) Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted under the Plan (a “Tandem Stock Appreciation Right”). Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option. Upon the exercise of a Tandem Stock Appreciation Right, the holder shall have the right to receive (i) the excess of the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the related Option exercise price. Any Tandem Stock Appreciation Right may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. Tandem Stock Appreciation Rights shall terminate and no longer be exercisable upon and to the extent of the termination or exercise of the related Option; provided that, unless the Committee otherwise determines at or after the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not terminate until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(c) The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(d) The Committee shall determine in its sole discretion whether payment upon the exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof. If payment will be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional Shares. Payment with respect to a Stock Appreciation Right shall be made within 30 days after the date on which the Stock Appreciation Right is exercised.

(e) In no event may any Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 12.4, to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Stock Appreciation Right with a lower exercise price or otherwise be subject to any action that would be treated under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

7. RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS

7.1. Grants.  Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award”, respectively). A Restricted Stock Award or Restricted Stock Unit Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each recipient.

7.2. Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units.  Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Any Shares or any other property (other than cash) distributed as a dividend, Dividend Equivalent or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award.

8. OTHER STOCK-BASED AWARDS

8.1. Stock and Administration.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock-Based Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

8.2. Award Agreements.  Shares (including securities convertible into Shares) subject to Awards granted under this Section 8 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.

9. PERFORMANCE AWARDS

9.1. Terms of Performance Awards.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.1. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee and Section 409A of the Code, on a deferred basis.

10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees and Performance Criteria.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Stock-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10.1 is applicable to the Award and that the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall accordingly be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenue growth; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures; market share; gross profits; and/or comparisons with various stock market indices of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the Applicable Period of each Performance Period for each Participant or for any group of Participants (or both), and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Applicable Period.

10.2. Adjustments.  Notwithstanding any provision of the Plan (other than Sections 11 and 12.4), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or a Change in Control of the Company.

10.3. Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

10.4. Limitations on Grants to Participants.  Subject to adjustment as provided in Section 12.4, (i) no Employee may be granted (A) Options, Freestanding Stock Appreciation Rights, or Option/Tandem Stock Appreciation Rights during any 12-month period with respect to more than 300,000 Shares or (B) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Stock-Based Awards that are denominated in Shares in any 12-month period with respect to more than 300,000 Shares, and (ii) Directors may not, in the aggregate, be granted Awards at any time during the term of this Plan with respect to more than one percent (1%) of the outstanding Shares (collectively, the “Limitations”). In addition to the foregoing, (i) the maximum dollar value payable to any Employee in any 12-month period with respect to Performance Awards that are valued with reference to property other than Shares is $2,000,000, and (ii) the maximum dollar value payable to any Director (A) in any 12-month period with respect to Awards is $200,000 (it being understood that the value of any Awards denominated in Shares shall be determined using the “grant date fair value” method in accordance with FAS 123R) and (B) during the term of this Plan with respect to Awards is $2,000,000 (it being understood that the value of any Awards denominated in Shares shall be determined using the “grant date fair value” method in accordance with FAS 123R). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations. The per-Participant limit described in this Section 10.4 shall be construed and applied consistently with Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

11. CHANGE IN CONTROL PROVISIONS

11.1. Impact of Change in Control on Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Other Stock-Based Awards.  The terms of any Award may provide in the Award Agreement evidencing the Award that, upon a “Change in Control” of the Company (as that term may be defined therein), (a) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall become exercisable in full or part, (b) restrictions and deferral limitations on Restricted Stock Awards and Restricted Stock Unit Awards lapse and the Restricted Stock Awards and Restricted Stock Unit Awards become free of all restrictions and limitations and become vested, (c) the Performance Period applicable to any outstanding Performance Awards shall lapse and the performance criteria applicable to any outstanding Performance Award shall be deemed to be satisfied at the target or other level, and (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested in full or part and transferable to the full extent of the original grant, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award, including but not limited to a condition that such treatment will apply only if the Participant remains employed on the effective date of the Change in Control or has incurred an involuntary termination of employment without cause on account of the Change in Control, as determined by the Committee in its sole discretion, within a period of up to 3 months prior to the effective date of the Change in Control. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Modification of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of Nasdaq, the TSX or any rule or regulation of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 promulgated under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s shareholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.4), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan (which, for the avoidance of doubt, shall include the re-introduction of Directors as persons eligible to participate in the Plan should they cease to be eligible Participants in the future), (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, (f) increase the term or reduce the exercise price of any Award granted to any Participant beyond its original expiry or exercise price or (g) amend any provision of Sections 10, 12.1 or 12.5. In addition, no amendments to, or termination of, the Plan shall in any way materially impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2. Specific Amendments to Plan Permitted.  Without limiting the generality of the foregoing, the Board may make the following amendments to the Plan, without obtaining shareholder approval: (a) amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including without limitation: (i) the rules of the TSX, Nasdaq or any national securities exchange or system on which the stock is then listed or reported, or by any regulatory body having jurisdiction with respect thereto, (ii) the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act and (iii) applicable tax laws and regulations; (b) amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan; (c) subject to Section 12.1(e) and (f), amendments to the provisions of the Plan respecting the terms and conditions on which Awards may be granted pursuant to the Plan, including the provisions relating to the exercise price, the term and the vesting schedule; and (d) amendments to the Plan that are of a “housekeeping” nature.

12.3. Specific Amendments to Awards Permitted.  Without limiting the generality of the foregoing and subject to shareholder approval for specified amendments as provided in Section 12.1(e) and (f) above or elsewhere in the Plan, the Board may amend the price, the term, the vesting schedule and the termination provisions of Awards granted pursuant to the Plan.

12.4. Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend) or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion and in accordance with Section 409A of the Code, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.5. Transferability of Awards.  Awards may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Participant, except by will or the laws of descent and distribution; provided, however, that unless otherwise specified in the Award Agreement, as long as the Participant continues employment with or service to the Company, the Participant may transfer, subject to applicable law, Awards to a Family Member or Family Entity without consideration (each transferee thereof, a “Permitted Assignee”); provided, however, in the case of a transfer of Awards to a limited liability company or a partnership which is a Family Entity, such transfer may be for consideration consisting solely of an equity interest in the limited liability company or partnership to which the transfer is made. Any transfer of Awards shall be in a form acceptable to the Committee, shall be signed by the Participant and shall be effective only upon written acknowledgement by the Committee of its receipt and acceptance of such notice. If an Award is transferred to a Family Member or to a Family Entity, such Award may not thereafter be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by such Family Member or Family Entity except by will or the laws of descent and distribution. Except as provided in this Section 12.5, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Section 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.

12.6. Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.7. Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion and in compliance with Section 409A of the Code, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

12.8. Insiders.  Notwithstanding anything to the contrary contained herein, (a) the number of Shares which may be reserved for issuance under the Plan and under any other employee stock option plans or other equity-based compensation arrangements of the Company to Insiders of the Company, and of any Affiliate or Subsidiary of the Company, shall not exceed 10% of the outstanding issue (as hereinafter defined); (b) the number of Shares which may be issued within a one-year period pursuant to the Plan and under any other employee stock option plans or other equity-based compensation arrangements of the Company to Insiders of the Company, and of any Affiliate or Subsidiary of the Company, shall not exceed 10% of the outstanding issue; and (c) the number of Shares which may be issued within a one-year period pursuant to the Plan and under any other employee stock option plans or other equity-based compensation arrangements of the Company to any one Insider of the Company, or any Affiliate or Subsidiary of the Company, shall not exceed 5% of the outstanding issue. For purposes of this Section 12.8, “outstanding issue” shall mean the total number of Shares outstanding on a non-diluted basis, subject to applicable adjustments as provided for in the by-laws of the Company and the rules and regulations of Nasdaq or the TSX. For purposes of clauses (b) and (c) of this Section 12.8, “outstanding issue” shall be determined on the basis of the total number of Shares that are outstanding immediately prior to the Share issuance in question, excluding Shares issued pursuant to equity-based compensation arrangements of the Company over the preceding one-year period.

13. MISCELLANEOUS

13.1. Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable Federal, State, Provincial and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) or by directing the Company to retain or withhold Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award.

13.2. Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3. Prospective Recipient.  The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4. Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distributions or the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, and the applicable requirements of any securities exchange or similar entity.

13.5. Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan shall constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.6. Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.7. Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.8. Construction.  All references in the Plan to “Section or Sections” are intended to refer to the Section or Sections, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.9. Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.10. Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to conflicts of laws principles.

13.11. Effective Date of Plan; Termination of Plan.  This Plan, as amended and restated, shall be submitted to the shareholders of the Company for approval and, if approved, shall become effective as of the Effective Date. The Plan shall be null and void and of no effect if not approved by the shareholders of the Company and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.12. Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country. The Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

13.13. Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.14. Section 409A.  The Plan shall be interpreted, construed and operated to reflect the intent of the Company that all aspects of the Plan shall, to the extent subject to Code Section 409A, comply with Section 409A and any regulations and other guidance thereunder. This Plan may be amended at any time, without the consent of the Participant, to avoid the application of Code Section 409A in a particular circumstance or to satisfy any of the requirements under Code Section 409A. Nothing in the Plan shall provide a basis for any person to take action against the Company or any Subsidiary or Affiliate based on matters covered by Code Section 409A, including the tax treatment of any award made under the Plan.

13.15. Currency.  All references to price herein are to be in United States currency and all required payments hereunder are to be calculated and paid in United States currency. For the avoidance of doubt, Awards granted to Participants in jurisdictions other than the United States are to be granted in United States currency and all payments required thereunder are to be paid in United States currency.

APPENDIX C
CATAMARAN CORPORATION
CORPORATE GOVERNANCE GUIDELINES

Approved by the Board of Directors on December 12, 2012, as amended on March 6, 2013

The following Corporate Governance Guidelines have been adopted by the Board of Directors of Catamaran Corporation (“Catamaran” or the “Company”) to assist the Board in the exercise of its responsibilities. These guidelines, which were adopted in lieu of a board mandate, reflect the Board's commitment to monitor the effectiveness of policy and decision-making at both the Board and management levels, with the objective of enhancing shareholder value over the long term. The Board intends that these guidelines serve as a flexible framework, not as a set of binding legal obligations, and should be interpreted in the context of all applicable laws and regulations, the Company's charter documents and other governing documents. The guidelines are subject to future refinement or changes as the Board may find necessary or advisable for Catamaran in order to achieve these objectives.
Board Composition and Selection; Independent Directors

1.
Board Size. The Board believes 6 to 10 is an appropriate size based on the Company's present circumstances. The Board periodically evaluates whether a larger or smaller slate of directors would be preferable.

2.
Selection of Board Members. The Board's selection of director nominees is based on its determination (using advice and information supplied by the Nominating and Corporate Governance Committee) as to the suitability of each individual to serve as a director of the Company, taking into account the membership criteria discussed below. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board's approval of nominations must be by a majority of the directors. Directors will be elected annually by the Company's shareholders.

3.
Board Membership Criteria. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, including (i) characteristics such as diversity, experience, integrity and judgment, (ii) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess, (iii) the competencies and skills that the Board considers each existing director to possess and (iv) the competencies and skills each new nominee will bring to the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

4.
Board Composition - Independent Directors. The Board believes that a substantial majority of its directors must be independent. In determining the independence of a director, the Board will apply the independence definitions in the listing standards of The NASDAQ Stock Market and applicable laws and regulations.

5.
Term Limits. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company's history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process described in these guidelines.

6.
Retirement Age. No Director shall stand for re-election to the Board after he or she has reached the age of 72, with the following exception. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board shall have the authority to extend the retirement of an individual Director if the Committee and the Board, in their discretion, believe such extension would best serve the interests of the Company.

7.	Selection of CEO and Chairman. The Board selects the Company's CEO and Chairman in the manner that it determines to be in the best interests of the Company's shareholders.

8.
Limitation on Other Board Service. Directors who are currently serving as the chief executive officer or other executive officer of a public company may serve on a total of no more than two other public company boards. Directors who are not currently serving as a chief executive officer or other executive officer of a public company may serve on no more than three other public company boards.

9.	Conflicts of Interest.

•
Directors with Significant Job Changes. Any director who retires from his or her present employment, or who materially changes his or her position, must promptly inform the Company's General Counsel of such event and must offer to tender a written resignation to the Board no later than 48 hours following the effectiveness of such change in circumstances. The Board, after taking into account the recommendation of the Nominating and Corporate Governance Committee, would then evaluate whether the Board should seek and accept the resignation based on a review of whether the individual continues to satisfy the Board's membership criteria in light of his or her changed status, including whether any potential conflict of interest exists.

•
Conflicts of Interest. All directors and executive officers must comply with the applicable provisions of the Conflicts of Interest section of the Company's Code of Conduct. If an actual or potential conflict of interest develops for any reason, including, without limitation, because of a change in the business operations of the Company or a subsidiary, or in a director's or executive officer's circumstances, the director or executive officer should immediately report such matter to the Company's General Counsel and Chairman of the Nominating and Corporate Governance Committee for evaluation. For purposes of this policy, an actual or potential conflict of interest is considered to be material if it would require proxy statement disclosure or if it involves any material relationship with a competitor of the Company. If a significant conflict involving a director cannot be resolved, the director should offer to resign.

•
Personal Interest in Matters before the Board. If a director or executive officer has a personal interest in a matter before the Board, the director or executive officer must disclose the interest to the Board, excuse himself or herself from participation in the discussion (which may involve leaving the Board meeting) and, in the case of a director, not vote on the matter. A director or executive officer will be deemed to have a personal interest in a matter before the Board by virtue of the director's or executive officer's material affiliation with an entity that is expected to be in a business relationship or other transaction with the Company or, in the case of strategic discussions, with an entity that is (or owns a substantial stake in) a competitor of the Company.

Board Meetings; Involvement of Senior Management

10.
Board Meetings - Agenda. The Chairman of the Board and CEO working with the Lead Independent Director will set the agenda for each Board meeting, and will distribute this agenda in advance to each director. The Chairman of the Board and CEO or the Lead Independent Director shall, as appropriate, solicit suggestions from other directors as to agenda items for Board meetings.

11.
Advance Distribution of Materials. All information relevant to the Board's understanding of matters to be discussed at an upcoming Board meeting should be distributed in writing or electronically to all directors in advance, whenever feasible and appropriate. This will help facilitate the efficient use of meeting time. In preparing this information, management should ensure that the materials distributed are as concise as possible, yet give directors sufficient information to make informed decisions. The Board acknowledges that certain items to be discussed at Board meetings are of an extremely sensitive nature and that the distribution of materials on these matters prior to Board meetings may not be appropriate.

12.
Access to Management and Employees. The Board should have access to Company management and employees in order to ensure that directors can ask all questions and ascertain all information necessary to fulfill their duties. Directors shall notify the CEO in advance of contacting any employee and shall use judgment to ensure that any such contact is not unduly disruptive to the business of the Company. Management is encouraged to invite Company personnel to any Board meeting at which their presence and expertise would help the Board have a full understanding of matters being considered.

13.
Executive Sessions of Independent Directors. The independent directors of the Company will meet regularly (at least four times per year) in executive session, i.e., with no management directors or management present. These executive session discussions may include such topics as the independent directors determine. During these executive sessions, the independent directors shall have access to members of management and other guests as the independent directors determine.

14.
Lead Director. The Board shall appoint a lead director annually who shall be independent and shall be responsible for chairing the regular sessions of, and otherwise providing leadership to, the independent directors (the “Lead Independent Director”).

Performance Evaluation; Succession Planning; Compensation

15.	Annual CEO Evaluation. The independent directors shall perform a review at least annually of the performance of the CEO. The results of this review are communicated to the CEO.

16.
Succession Planning. As part of the annual officer evaluation process, the Nominating and Corporate Governance Committee shall work with the CEO to plan for CEO succession and succession for other named executive officers, as well as to develop plans for interim succession for the CEO in the event of an unexpected occurrence. Succession planning may be reviewed more frequently by the Board as it deems warranted.

17.
Board Self-Evaluation. The Nominating and Corporate Governance Committee is responsible for facilitating an annual evaluation of the performance of the full Board and reports its conclusions to the Board. The Nominating and Corporate Governance Committee's report should generally include an assessment of the Board's compliance with the principles set forth in these guidelines, as well as identification of areas in which the Board could improve its performance.

18.
Director Compensation. The Compensation Committee or the full Board, in consultation with management, will review on an annual basis how the Company's director compensation practices compare with those of comparable public corporations. The Compensation Committee shall lead the Board, as necessary, in reviewing its director compensation practices and considering whether changes to such practices are appropriate.

19.
Stock Ownership Guidelines. The Compensation Committee has adopted certain stock ownership guidelines to strengthen the alignment of interest between the Company's management and shareholders and further promote the Company's commitment to sound corporate governance. These guidelines apply to the Company's officers at the senior vice president level and above, including the named executive officers in the Company's proxy statement (NEOs), as well as non-employee directors and are determined as a multiple of the executive's annual then current base salary or the director's annual cash retainer, respectively. Such executives and directors are expected to own the Company's common shares valued in at least the following dollar amounts:

Title	Guideline
Chief Executive Officer	5 times annual base salary
Chief Financial Officer	4 times annual base salary
Other Officers at the SVP Level and Above	3 times annual base salary
Non-Employee Directors	5 times annual cash retainers

While these represent minimum ownership guidelines, executives and directors are encouraged to own the Company common shares beyond these levels. The NEOs and non-employee directors will be required to achieve the applicable ownership guidelines within five years of commencement of employment as NEO with the Company or appointment to the Board, as applicable, and are expected to make continuous progress toward their respective ownership guidelines during such five-year period. Senior Vice Presidents of the Company who are not NEOs will be required to achieve their respective ownership guideline by the later of March 6, 2018 and the fifth anniversary of commencement of employment as a Senior Vice President of the Company. Until such guidelines are achieved, executives and directors will be required to retain an amount equal to 50% of the net profit shares received from any equity awards. This retention ratio applies to net profit shares received upon: (i) the vesting of restricted stock awards, restricted stock unit (“RSU”) awards, performance-based RSU awards, and similar instruments expressed in stock units and payable in the Company's common shares or (ii) the exercise of stock options or stock appreciation rights (“SARs”) or similar instruments payable in the Company's common shares. “Net profit shares” are those shares that remain after deducting the exercise price, if applicable in the event of the exercise of options, and withholding taxes. Up to two-thirds (2/3) of unvested RSU awards may be counted for purposes of satisfying the executive's or director's applicable Company common share ownership thresholds.

Committees

20.
Number and Type of Committees. The Board has three principal committees - an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board may add new committees or remove existing committees as it deems advisable in the fulfillment of its primary responsibilities. Each committee will perform its duties as assigned by the Board of Directors in compliance with Company by-laws and the Committee's charter. Committee duties are described briefly as follows:

•
Audit Committee. The Audit Committee oversees the Company's accounting and audit processes. The committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditors. In addition, the Audit Committee provides oversight regarding the Company's compliance with legal and regulatory requirements.

•
Compensation Committee. The Compensation Committee (i) discharges the Board's responsibilities relating to compensation of the Company's executive officers and (ii) reviews and recommends to the Board compensation plans, policies and programs intended to attract, retain and appropriately reward employees.

•
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board policies and practices with respect to corporate governance. In addition, the Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending to the Board individuals qualified to be directors of the Company.

21.
Composition of Committees; Committee Chairpersons. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee consist solely of independent directors. The Board is responsible for the appointment of committee members and committee chairpersons according to criteria that it determines to be in the best interest of the Company and its shareholders.

22.
Committee Meetings and Agenda. The chairperson of each committee is responsible for developing, together with relevant Company managers, the committee's general agenda and objectives and for setting the specific agenda for committee meetings. The chairperson and committee members will determine the frequency and length of committee meetings consistent with the committee's charter.

Miscellaneous

23.
Ability to Retain Outside Advisors. The Board will have all resources and authority necessary to discharge its duties, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate.

24.
Orientation for New Board Members. The Nominating and Corporate Governance Committee is responsible for oversight of the orientation process for new directors. This process includes cultural orientation, background material on strategies, competition, and financial history, technology demonstrations, meetings with senior management and visits to Company facilities, as well as the role of the board and its committees.

25.	Director Education. The Company will, as appropriate, make available educational programs for directors.

26.
Resignation or Retirement of Director. If a director decides that he/she wishes to resign or retire from the Board or to not stand for re-election at the next Annual Meeting of Shareholders, the director shall notify the Company's secretary in writing of such decision. Until such notice is delivered to the Company's secretary, the director shall not be deemed to have given the Company notice of the director's intent to resign, retire or not stand for re-election.

27.
Confidentiality. The proceedings and deliberations of the Board and its committees shall be confidential. Each director and executive officer shall maintain the confidentiality of information received in connection with his or her service as a director or, in the case of executive officers who are not directors, his or her attendance at a Board or committee meeting.

28.
Communications with Public. The Board shall look to management to speak for the Company and shall adopt a disclosure policy for the Company. Absent unusual circumstances or as contemplated by committee charters, Board members should refer all inquiries from and communications to the press, institutional investors, analysts, customers/clients or other constituencies regarding the Company to designated members of management of the Company. It is expected that communications between Board members or retired Board members and constituencies outside the Company would be done only at the request of management.

29.
Review of Governance Guidelines. The Board will periodically review these guidelines, as well as consider other corporate governance principles that may, from time to time, merit consideration by the Board.

APPENDIX D
CATAMARAN CORPORATION
AUDIT COMMITTEE CHARTER

Approved by the Board of Directors on December 12, 2012

1.     General

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Catamaran Corporation (the “Company”). The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval. This Charter may be amended only by the affirmative vote of the Board.

The Committee shall be directly responsible for overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, and the Committee shall be directly responsible for the appointment, compensation, and oversight of the work of any registered external auditor employed by the Company (including resolution of disagreements between management of the Company and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In so doing, the Committee will comply with all applicable U.S. and Canadian securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.

2.     Composition

The Committee shall be comprised of a minimum of three members, each of whom, in the determination of the Board, satisfies the independence, financial literacy and experience requirements of applicable U.S. and Canadian securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules. In particular, each member (i) shall satisfy the independence-related requirements for service on the Committee imposed by The NASDAQ Stock Market (“NASDAQ”), provided that the Board may elect to take advantage of any exception from such requirements provided in the NASDAQ rules; (ii) shall meet the independence and financial literacy requirements set forth in Canadian National Instrument 52-110 Audit Committees; (iii) shall meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iv) shall not have participated in the preparation of the financial statements of the Company at any time during the past three years; and (v) shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee.

At least one member of the Committee shall be an “audit committee financial expert” in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), and at least one member (who may also serve as the audit committee financial expert) shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication.
Committee members (i) shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee, (ii) shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal, and (iii) may be removed by the Board in its discretion.
3.     Committee Function and Process

The Committee shall meet as often as it deems necessary to fulfill its responsibilities, but in any case, not less than quarterly. The Board shall designate one member of the Committee to serve as its chairperson. The chairperson will preside, when present, at all meetings of the Committee. The Committee will meet at such times as determined by its chairperson or as requested by any member of the Committee, provided that meetings shall be scheduled so as to permit the timely review of the Company's quarterly and annual financial statements and related management discussion and analysis. A majority of the Committee members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present (or where only two members are present, by unanimous vote), or by the unanimous written consent of all of the Committee members. Each member of the Committee shall have one vote. Notice of all meetings of the Committee shall be given, and waiver thereof determined, pursuant to and in accordance with the Bylaws of the Corporation. The Committee may meet by telephone, video conference or similar means of remote communication. The external auditor and management employees of the Company shall, when required by the Committee, attend any Committee meeting or portion thereof.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company's minute book.
The Committee may delegate any of its responsibilities to one or more subcommittees, each of which shall be composed of two or more members, as it may deem appropriate.

4.     Duties of the Committee

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee, which may be supplemented from time to time as appropriate by the Board or the Committee:

(a)     External Auditor. With respect to the external auditors, the Committee shall:

(i)
be directly responsible for the appointment, compensation and oversight of the work of the external auditor (including resolution of disagreements between management and the external auditor regarding financial reporting). In this regard, the Committee shall exercise sole authority to appoint, evaluate, and, as necessary, replace the external auditor (subject, if applicable, to shareholder ratification), which external auditor shall report directly to the Committee and shall be an independent public accountant that is registered as a public accounting firm with the Public Company Accounting Oversight Board;

(ii)
review, where there is to be a change of external auditor, all issues related to the change, including the information to be included in the notice of change of auditor called for under Canadian National Instrument 51-102 Continuous Disclosure Obligations or any successor legislation (“NI 51-102”), and the planned steps for an orderly transition;

(iii)	review all reportable events, including disagreements, unresolved issues and consultations, as defined in NI 51-102, on a routine basis, whether or not there is to be a change of external auditor;

(iv)	ensure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the Company's annual audit to the extent required by applicable law;

(v)
review with management and internal audit staff the performance, including the fee, scope and timing of the audit and other related services and any non-audit services provided by the external auditor;

(vi)
review and pre-approve all audit and permitted non-audit and tax services to be provided to the Company by the external auditor, and the compensation, fees and terms for such services, subject to the de minimis exception for permitted non-audit services which are approved by the Committee prior to the completion of the audit;

(vii)
establish policies and procedures for the engagement of the external auditor to provide permitted non-audit services, which may include approval in advance by a subcommittee or Committee member or members of all permitted non-audit services to be performed by the external auditor, provided that decisions of such subcommittee or one or more Committee members to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting;

(viii)
actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the full Board take, appropriate action to oversee the independence of the external auditor;

(ix)
obtain and review, at least annually, a report by the external auditor delineating any relationships between the auditor and the Company and any other relationships that may adversely affect the independence of the auditor consistent with Independence Standards Board Standard No. 1; and

(x)
establish hiring policies for employees or former employees of the external auditor and oversee the hiring of any personnel from the external auditor into positions within the Company in accordance with the hiring restrictions of the Sarbanes-Oxley Act of 2002.

(b)     Audits and Financial Reporting. With respect to audits and financial reporting, the Committee shall:

(i)	review the audit plan with the external auditor and management;

(ii)
review with the external auditor any audit problems or difficulties, any material differences or disputes with management encountered during the course of the audit, along with the resolution of such differences or disputes, any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and all matters required to be discussed with the Committee by the independent auditor pursuant to Statement on Auditing Standards No. 61;

(iii)
review with the external auditor the level of cooperation received by the external auditor from the Company's personnel during the audit, any problems encountered by the external auditor and any restrictions on the external auditor's work;

(iv)
review with the external auditor and management significant financial reporting or internal control issues discussed during the fiscal period and the method of resolution, and review with the external auditor and management the extent to which any previously-approved changes or improvements in financial or accounting practices and internal controls have been implemented;

(v)	review the scope and quality of the audit work performed, and review the contents of the audit report and any management responses thereto;

(vi)
review and discuss the annual audited financial statements and quarterly financial statements with management and the external auditor, including the disclosures under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K;

(vii)	prepare the report of the Committee required to be included in the Company's annual proxy statement under SEC rules and other applicable securities laws;

(viii)
review with the external auditor and management all critical accounting policies and practices of the Company, including any proposed changes in accounting policies, the presentation of the impact of significant risks and uncertainties, all material alternative accounting treatments that the external auditor has discussed with management, other material written communications between the external auditor and management, and key estimates and judgments of management that may in any such case be material to financial reporting;

(ix)	review the appropriateness of the accounting policies used in the preparation of the Company's financial statements and consider recommendations for any material change to such policies;

(x)	review the effect of legal, regulatory and accounting initiatives, changes to accounting principles and off-balance sheet arrangements, if any, on the Company's financial reporting;

(xi)	review and discuss the Company's policies generally with respect to its earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies; and

(xii)	review any errors or omissions in the current or prior years' financial statements.

(c)     Internal Auditing Function and Internal Controls. With respect to the Company's internal auditing function and internal controls, the Committee shall:

(i)
review, at least annually, the evaluation of internal controls by the persons performing the internal audit function and the external auditor, together with management's response to the recommendations, including subsequent follow-up of any identified material issues;

(ii)	review with the external auditor the adequacy of the Company's financial and auditing personnel; and

(iii)	review the performance of the chief financial officer, persons performing the internal audit function and any key finance staff involved in the financial reporting process.

(d)     Other. The Committee also shall:

(i)
establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and review periodically with management these procedures and any significant complaints received;

(ii)
review the Company's related persons transaction policy and, as necessary, all related party transactions for potential conflict of interest situations on an ongoing basis and being responsible for approving all such transactions;

(iii)	assist, with the advice of the Company's legal counsel, the Board in the discharge of its duties relating to the Company's compliance with legal and regulatory requirements;

(iv)	assist the Board in the discharge of its duties relating to risk assessment and risk management;

(v)
review the status of any significant legal, compliance or regulatory matters or material contingent liabilities as reported to the Committee by management, including a review of any inquiries, investigations or audits of a financial nature by governmental, regulatory or taxing authorities;

(vi)	review the status of income tax returns and potentially significant tax problems as reported to the Committee by management;

(vii)	oversee compliance with the Company's Code of Business Conduct and Ethics and approve any waiver thereto for directors or executive officers;

(viii)
as appropriate, review and direct the investigation of possible violations of law and of the Company's Code of Business Conduct and Ethics, retain outside counsel and other experts to assist in such investigations and direct that appropriate remedial steps are taken if such violations are detected;

(ix)	meet separately, periodically, with management, with Company personnel responsible for the internal audit function, and with the external auditor;

(x)	report the activities of the Committee to the Board on a regular basis and review issues with the Board as the Committee deems appropriate; and

(xi)	perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

5.     Authority to Engage Outside Advisors

The Committee shall have sole authority to retain, at the Company's expense, and terminate, any legal and other advisor that it deems necessary for the fulfillment of its responsibilities, including the sole authority to approve fees and other retention terms, and to communicate directly with the internal and external auditors.

Appendix E

catamaran™

Dear Investor:

Please find attached your form of proxy form for:

Catamaran Corporation's 2014 Annual & Special Meeting
Date: **May 13, 2014 at 11:00 a.m. EDT**
Location: **St. Andrew's Club & Conference Centre**
150 King Street West, 16th Fl
Toronto, Ontario, M5H 1J9

You are receiving this communication because you hold shares in Catamaran Corporation ("Catamaran") as of March 24, 2014. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxydocs.com/catamaran or request a paper copy (see below). **We encourage you to access and review all of the important information contained in the proxy materials before voting.**

The following matters will be reviewed and voted upon at this meeting

- To elect nine directors from among the nominees described in the Proxy Circular and Proxy Statement
- To consider and approve the amendment and restatement of the Catamaran Corporation Incentive Plan
- To consider and approve the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan
- To approve, on a non-binding advisory basis, the compensation paid to our named executive officers
- To appoint KPMG LLP as auditors and to authorize the directors to fix the auditor's remuneration and terms of engagement
- To transact other business that may properly come before the meeting or any adjournment thereof

Under security rules applicable to Catamaran, companies may post electronic versions of such material on a website for investor review. This process directly benefits the companies and their shareholders through a substantial reduction in both postage and material costs and also helps the environment through a decrease in paper documents that are ultimately discarded.

Electronic copies of investor materials related to this meeting may therefore be found at and downloaded from www.proxydocs.com/catamaran. We have added features that will make searching for relevant sections and specific items a much easier process than finding this information in the paper versions of these documents.

How to Vote Your Shares:

- Cast your vote on the Internet at www.proxypush.com/catamaran
- Cast your vote by phone at 1-855-815-8221
- Return your signed proxy by mail to: Catamaran Corporation, P.O. Box 8016, Cary, North Carolina, 27512-9903

However you choose to vote, we must receive your vote within two business days prior to the meeting.

Should you wish to receive paper copies of investor materials related to this meeting, please submit this request at 866-648-8133, paper@investorelections.com, or online at www.investorelections.com/catamaran prior to April 29, 2014 and we will send them within three business days, giving you sufficient time to vote your proxy. Following the meeting, the documents will remain available at the website listed above for a period of one year.

catamaran

ANNUAL AND SPECIAL MEETING OF CATAMARAN CORPORATION

Date: May 13, 2014
Time: 11:00 A.M. (EDT)
Place: St. Andrew's Club & Conference Centre, 150 King Street West, 16th Fl, Toronto, Ontario, M5H 1J9

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** proposals 1, 2, 3, 4, and 5.

1: Election of Director Nominees

	For	Withhold	Directors Recommend
01 Mark Thierer	☐	☐	For
02 Peter Bensen	☐	☐	For
03 Steven Cosler	☐	☐	For
04 William Davis	☐	☐	For
05 Steven Epstein	☐	☐	For
06 Betsy Holden	☐	☐	For
07 Karen Katen	☐	☐	For
08 Harry Kraemer	☐	☐	For
09 Anthony Masso	☐	☐	For

	For	Withhold	Directors Recommend
5: To appoint KPMG LLP as auditors of the company and to authorize the board of directors to fix the auditor's remuneration and terms of engagement.	☐	☐	For

APPOINTMENT OF PROXYHOLDER: ____________________

REQUEST FOR FINANCIAL STATEMENTS:

Mark this box if you would like to receive interim consolidated financial statements and accompanying Management's Discussion and Analysis by mail: ☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

____________________ Please Sign Here ____________________ Please Date Above

____________________ Please Sign Here ____________________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

catamaran

Annual and Special Meeting of Catamaran Corporation
to be held on Tuesday, May 13, 2014
for Holders of Record as of March 24, 2014

This form of proxy is being solicited on behalf of Management and the Board of Directors

VOTED BY:

INTERNET

Go To
www.proxypush.com/catamaran
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call **855-815-8221**
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card.
- Detach your Proxy Card.
- Return your Proxy Card in the postage-paid envelope provided.

The undersigned shareholder of the Company hereby appoints Mark A. Thierer, or failing him, Mike Shapiro, **or instead any of them the undersigned wishes to appoint (the name inserted in the APPOINTMENT OF PROXYHOLDER box on the lower left portion of this card),** as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned with respect to all matters that may come before **the Meeting to be held at the St. Andrew's Club & Conference Centre, 150 King Street West, 16th Floor, Toronto, Ontario M5H 1J9 on Tuesday, May 13, 2014 at 11 a.m. EDT,** and any and all adjourned or postponed meetings but with specific instructions as indicated on the voting portion on the left side of this card.

Shareholders may request interim consolidated financial statements and the related MD&A by completing the request at www.canstockta.com/financialstatements; company code number: 0478A.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, AND 5.

All votes must be received by the end of business day on May 8, 2014.

PROXY TABULATOR FOR

CATAMARAN CORPORATION
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

Proxy — Catamaran Corporation

Annual and Special Meeting of Shareholders
May 13, 2014, 11:00 a.m. (EDT)
This Proxy is Solicited on Behalf of Management and the Board of Directors

The undersigned appoints Mark A. Thierer, or failing him, Mike Shapiro, or instead of them the appointment indicated on the REVERSE SIDE of this card with full power of substitution, to vote the shares of common stock of Catamaran Corporation, a Yukon Territory, Canada corporation ("the Company"), the undersigned is entitled to vote at the Annual and Special Meeting of Shareholders of the Company to be held at the St. Andrew's Club & Conference Centre, 150 King Street West, 16th Floor, Toronto, Ontario, M5H 1J9, on Tuesday, May 13, 2014 at 11: 00 a.m. (EDT) and all adjournments thereof.

The purpose of the Annual and Special Meeting is to take action on the following:

1. Proposal 1: Election of Director Nominees;
2. Proposal 2: To consider and approve the amendment and restatement of the Catamaran Corporation Incentive Plan;
3. Proposal 3: To consider and approve the material terms of the performance measures under the Catamaran Corporation Third Amended and Restated Long-Term Incentive Plan;
4. Proposal 4: Advisory vote to approve named executive officer compensation, as disclosed in the Company's proxy circular and proxy statement; and
5. Proposal 5: To appoint KPMG LLP as auditors of the company and to authorize the board of directors to fix the auditor's remuneration and terms of engagement.

The nine directors up for re-election are: Mark Thierer, Peter Bensen, Steven Cosler, William Davis, Steven Epstein, Betsy Holden, Karen Katen, Harry Kraemer, and Anthony Masso.

The Board of Directors of the Company recommends a vote "FOR" all nominees for director and "FOR" each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box. ☐

*** Exercise Your *Right* to Vote ***

CATAMARAN CORPORATION

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 24, 2014
Date: May 13, 2014 **Time:** 11:00 AM EDT
Location: St. Andrew's Club &
Conference Centre
150 King Street West
16th Floor
Toronto, Ontario M5H 1J9

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report on Form 10-K   2. Notice & Proxy Circular and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000205430_2 R1.0.0.51160

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Mark Thierer	02 Peter Bensen	03 Steven Cosler	04 William Davis	05 Steven Epstein
06 Betsy Holden	07 Karen Katen	08 Harry Kraemer	09 Anthony Masso	

The Board of Directors recommends you vote FOR the following proposal(s):

5 To appoint KPMG LLP as auditors of the company and to authorize the board of directors to fix the auditor's remuneration and terms of engagement.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000205430_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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